UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

         Investment Company Act file number:                           811-21335

         Exact name of registrant as specified in charter:             Optimum Fund Trust

         Address of principal executive offices:                       2005 Market Street
                                                                       Philadelphia, PA 19103

         Name and address of agent for service:                        David F. Connor, Esq.
                                                                       2005 Market Street
                                                                       Philadelphia, PA 19103

         Registrant's telephone number, including area code:           (800) 523-1918

         Date of fiscal year end:                                      March 31

         Date of reporting period:                                     March 31, 2006

Item 1.  Reports to Stockholders

     Optimum Fixed Income Fund Annual Shareholder Report Optimum International Fund Annual Shareholder Report Optimum Large Cap Growth Fund Annual Shareholder Report Optimum Large Cap Value Fund Annual Shareholder Report Optimum Small Cap Growth Fund Annual Shareholder Report Optimum Small Cap Value Fund Annual Shareholder Report

Annual Report
March 31, 2006

Table of contents

Portfolio management review
     Optimum Fixed Income Fund                                                1
     Optimum International Fund                                               6
     Optimum Large Cap Growth Fund                                           10
     Optimum Large Cap Value Fund                                            14
     Optimum Small Cap Growth Fund                                           18
     Optimum Small Cap Value Fund                                            22

Disclosure of Fund expenses                                                  26

Sector/country allocations and
credit rating breakdown                                                      28

Financial statements
     Statements of net assets                                                32
     Statements of assets and liabilities                                    66
     Statements of operations                                                67
     Statements of changes in net assets                                     68
     Financial highlights                                                    71
     Notes to financial statements                                           83

Report of independent registered
public accounting firm                                                       93

Other fund information                                                       94

Board of trustees and officers                                               96

About the organization                                                       98

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c) 2006 Delaware Distributors L.P.

Portfolio management review

Optimum Fixed Income Fund
April 11, 2006

Advisor:
Delaware Management Company (DMC)

Subadvisor:
Aberdeen Asset Management Inc. (AAMI)

The Optimum Fixed Income Fund returned +1.31% at net asset value and -3.26% including the maximum applicable sales charge for the year ended March 31, 2006 (both figures reflect performance for Class A shares with all distributions reinvested). By comparison, the Funds benchmark -- the Lehman Brothers Aggregate Bond Index -- gained +2.26% for the period. For complete, annualized returns, please see the fund performance table on page 4.

The Funds advisor, DMC, manages one portion of the Fund. It also has selected AAMI as subadvisor to manage another portion of the Fund's assets. Within its portion of the Fund, DMC allocates investments principally among the following three sectors of the fixed income market:

     1) U.S. investment grade fixed income
     2) U.S. high yield fixed income
     3) International fixed income

The strategy employed by AAMI is predicated on an investment philosophy that the best way to consistently add value is through a strictly bottom-up approach to capitalize on the inefficiencies inherent in the bond market. Therefore, AAMI focuses its efforts on a disciplined process of carefully selecting individual securities based on specified criteria and avoiding techniques such as interest rate forecasting.

For more information on the investments styles used by the manager and subadvisor, please see the Fund's prospectus.

Throughout the fiscal year, the Federal Reserve Board Open Market Committee continued its "measured pace" of monetary tightening. Yet while short-term interest rates rose as the fed set its short-term interest rate target increasingly higher, long-term rates frequently did not follow suit. This temporarily created a situation that economists refer to as a "flattening yield curve." That is, the difference between short- and long-term interest rates and bond yields grows smaller across the spectrum of maturities.

Conditions for the high-yield corporate bond market were largely favorable for the year ended March 31, 2006. Although the performance did not rival that of the prior fiscal year, high yield securities were nonetheless one of the better performing bond markets for the 12-month period. The representative Bear Stearns High-Yield Index gained 6.15%. Overall, high yield bonds continued to benefit from a solid earnings environment among issuing companies, with the default rate coming in at a mere 1%.

AAMI

Q: Can you provide some background on fixed income market performance during the period?

A:   Bond market psychology turned from quite bullish to less so during the period. Interpretations of the fundamental environment were affected by events, as bond market participants drove long-term rates lower early in the period and then somewhat higher later -- all in the context of "measured" monetary tightening. The following factors pulled and tugged at the market during the year:

o The downturn in credit within the auto sector and its effects on the credit markets

o    Growing concerns about corporate risk

o Hurricane Katrina, which initially lowered rates and subsequently increased them as effects of increasing energy prices evolved

o A seemingly more hawkish fed, combined with a changing of the guard at its helm

o The stabilizing effect of the continued investor demand for the yield and "carry" of the spread sectors.

The results by the end of the period were generally higher Treasury rates, a flatter yield curve, slightly wider spreads, and modestly positive bond market returns.

Q:   What influenced performance in your portion of the Fund?

A:   Our strategy generally results in a lower-than-benchmark weighting in
Treasury securities and an emphasis on investing within the so-called "spread sectors" or non-Treasury sectors -- of the bond market, where opportunities are more numerous. During the recent year, this selection process resulted in a reduction of our portion of the Funds investments in the credit sector because we reached target valuations for individual holdings, and we viewed reinvestment opportunities to be limited as the result of valuations at maximum levels. Nonetheless, holdings within insurance, utilities, international corporations, and domestic and foreign financial institutions generally added positively to returns. Investments subject to event risk, such as those within the media/telecom sector, generally had a negative effect on performance during part of the year.

On the other hand, our portion of the Funds investments in the high-grade portions of the market increased during the year. This was generally a positive factor for the Funds performance. In particular, holdings of single-family mortgage-backed investments increased during the period in response to compelling relative valuations. These holdings are concentrated in structured issues (collateralized mortgage obligations), which are generally less sensitive to changes in interest rates than are the pass-through issues that make up the Lehman Mortgage Index.

We intend to continue emphasizing an investment process that seeks to exploit market opportunities as a primary strategy, which we believe will serve the Fund well in varying rate and economic environments.

DMC

Q:   What influenced performance in your portion of the Fund?

A:   Performance for the Fund is measured against the Lehman Brothers Aggregate
Bond Index -- a benchmark that typically serves as a broad representation of the U.S. investment grade bond market. However, our portion of the Fund also includes holdings from other fixed income sectors, and relative performance is often influenced by market performance in those sectors, as well as by our asset allocation decisions.

For instance, the Fund held securities from issuers in 28 countries at fiscal year-end. International fixed income as a whole was weak during the year, as the Merrill Lynch Global Government Bond Index fell by 4.43%. But bonds from emerging market countries performed well, and the Merrill Lynch Emerging Market Sovereigns Index gained 16.53% (source: Lipper). Some emerging market nations now borrow from maturing local markets to decrease their foreign exchange liabilities. This has in turn increased liquidity and made local investments more attractive in the eyes of many foreign investors. These fund inflows continue to underpin external debt prices.

The Fund does have a limited exposure to emerging market debt on the whole. Within established foreign markets as of March 31, 2006, we continued to favor hedged currency risk in Sweden, the United Kingdom, Poland, New Zealand, and Australia, where hedging strategies are attractive in our opinion.

At fiscal year end, the Fund also held noninvestment grade debt totaling less than 20% of the Funds net assets.

This page intentionally left blank.

Performance summary

Optimum Fixed Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Optimum Fixed Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

Fund Performance
Average Annual Total Returns
Through March 31, 2006                                  Lifetime        One Year
Class A (Est. 8/1/03)
Excluding Sales Charge                                   +4.00%            1.31%
Including Sales Charge                                   +2.22%           -3.26%

Class B (Est. 8/1/03)
Excluding Sales Charge                                   +3.32%            0.54%
Including Sales Charge                                   +2.52%           -3.39%

Class C (Est. 8/1/03)
Excluding Sales Charge                                   +3.36%            0.65%
Including Sales Charge                                   +3.36%           -0.33%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended March 31, 2006 for Optimum Fixed Income Funds Institutional Class were 4.33% and 1.56%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance table above does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Fixed Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Fund Basics
As of March 31, 2006

Fund objectives

The Fund seeks a high level of income and may also seek growth of capital.

Total fund net assets

$551 million

Number of holdings

949

Fund start date

August 1, 2003

Advisor:

Delaware Management Company

Subadvisor:

Aberdeen Asset Management Inc.

CUSIP numbers:

Class A                         246118-68-1
Class B                         246118-67-3
Class C                         246118-66-5
Institutional                   246118-65-7

Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2006

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

Optimum Fixed Income Fund Performance of $10,000 investment chart

                     Optimum Fixed                    Lehman Brothers
                     Income Fund -                       Aggregate
                     Class A Shares       % gain        Bond Index        % gain
 August 1, 2003         $9,550                           $10,000
         Sep-03         $9,854             3.18%         $10,333           3.33%
         Dec-03         $9,964             1.12%         $10,366           0.32%
         Mar-04         $10,202            2.39%         $10,642           2.66%
         Jun-04         $9,974            -2.24%         $10,382          -2.44%
         Sep-04         $10,318            3.45%         $10,714           3.20%
         Dec-04         $10,548            2.23%         $10,816           0.95%
         Mar-05         $10,466           -0.78%         $10,764          -0.48%
         Jun-05         $10,706            2.30%         $11,088           3.01%
         Sep-05         $10,599           -1.00%         $11,014          -0.67%
         Dec-05         $10,615            0.15%         $11,079           0.59%
         Mar-06         $10,603           -0.11%         $11,007          -0.65%

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Aggregate Bond Index is an unmanaged composite that tracks the broad U.S. bond markets. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Fixed Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Portfolio management review

Optimum International Fund

April 11, 2006

Advisor:
Delaware Management Company

Subadvisors:
Alliance Capital Management L.P. (Alliance)
Mondrian Investment Partners Ltd. (Mondrian)

Despite strong double-digit performance, the Optimum International Fund lagged behind its benchmark -- the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) -- for the twelvemonth period ended March 31, 2006. The Fund returned +23.54% at net asset value and +16.45% including the maximum applicable sales charge (both figures are for Class A shares with distributions reinvested), while the MSCI EAFE Index rose +24.94% for the fiscal year. Although all countries in the index showed gains in local currency terms, adverse currency movements held back returns in U.S. dollars. For complete, annualized returns, please see the Fund Performance table on page 8.

The Fund seeks long-term growth of capital and may also seek income. The Fund's advisor, Delaware Management Company, selected two subadvisors to manage the Fund's assets, each of whom is responsible for day-to-day investment management of a portion of the Fund's assets. Each selects investments for its portion of the Fund based on its own investment style and strategy. Subadvisor Mondrian uses a value-oriented stock selection approach. Subadvisor Alliance also employs a value-oriented approach, with country allocations usually weighted in proportion to the size of their stock markets. The managers may over- or underweight a country depending on the relative attractiveness of its available investments. Alliance replaced Marsico Capital Management, LLC (Marsico Capital) as one of the Funds subadvisors on September 29, 2005. During its time as one of the Funds subadvisors, Marsico Capital used an approach that combined "top-down" macroeconomic analysis with "bottom-up" stock selection on its portion of the Fund. For more information on each subadvisor's investment approach, please see the Fund's prospectus.

Alliance

Q:   What drove performance in your portion of the Fund?

A:   Among the contributors to relative returns were some of our financial holdings in Asia, where we believe strengthening economic growth is helping companies escape their previous bad loan problems and is driving a significant earnings recovery. These included ORIX and Sumitomo Mitsui Financial Group in Japan, as well as Industrial Bank of Korea. Insurance companies Assurances Generales de France (AGF) and ING Groep (Netherlands) were also very strong.

In the energy sector, we have held Canadian Natural Resources and Petroleo Brasiliero. The portfolio's holdings in steel companies, specifically Sumitomo Metal Industries, Kobe Steel and JFE Holdings in Japan, as well as European-based Arcelor, were the source of strong returns versus the MSCI EAFE Index in the industrial commodities sector. These companies have done well on the back of rapid economic growth and buoyant demand for raw materials.

Partially offsetting these gains was weakness in some of our other industrial commodities holdings, including Brazilian chemical company Braskem.

Our portion of the portfolio has had an underweight in telecommunications, a sector that lagged behind the market. However, one of our larger individual detractors was Singapore Telecommunications, which issued a profit warning due to tough competition in the Australian mobile phone market, putting pressure on margins. We still find SingTel attractive, largely because we believe its strong growth potential in emerging markets seems undervalued. Weak stock selection in the technology sector also detracted from performance. Investors disappointed with the sluggish recovery in technology demand put pressure on holdings such as Flextronics International.
6

Q:   What was your approach to the portfolio at fiscal year-end?

A:   Although maturity of the economic and profit cycle might be a cause for concern, we still have not seen the industrial stresses that can generate the large inter-sector price discrepancies that value investors such as ourselves typically seek to exploit. Thus, the portfolio remains broadly diversified and we anticipate using our extensive research capabilities to attempt to uncover stock-specific opportunities within a range of industries.

Even so, several themes are apparent in the portfolio. We continue to favor many energy and industrial commodity companies and to maintain broad exposure among financials. We believe the most notable shift in positioning over recent quarters has been our increased weighting in utilities stocks, as profits in the sector have risen in the wake of higher gas and oil prices.

Mondrian

Q: Can you please provide additional perspective on international market performance?

A:   Norways +46.5% return was the strongest country performance in the MSCI
EAFE Index during the period and was driven by higher crude oil prices. Among larger European markets, Germany gained 28.0% and is benefiting from continued strength of the global economy. Next came the Swiss market, its 24.9% rise during the period attributable in part to strength in financial and healthcare stocks. The U.K. trailed with a 14.7% gain during the period, and Italys 10.2% rise was the weakest among the larger European markets (all country returns are based on MSCI country indices).

In the Pacific region, Japan continues to benefit from strong international trade, particularly with its exports to China, and appreciated 37.3% for the 12-month period. Among other major names, Singapore slightly outperformed the MSCI EAFE Index, and Australasian markets trailed the index.

Benefiting from a buoyant global economy and substantial merger and acquisition activity, materials recorded the years strongest sector performance in the MSCI EAFE Index, with financials and industrials next. Beset by margin pressures, competition, and rising regulation, telecommunications declined 7.9%, making it the years weakest performer. Relative to the benchmark index, our portion of the Fund ended the fiscal year with an underweighting in European telecommunications stocks but heavier investment in Pacific telecom, where we see excellent value.

Fund return was impeded by our benchmark-relative smaller investment position in the outperforming Japanese market and larger position in the underper-forming New Zealand and Australian markets. Partly offsetting these influences was the benefit of fewer investments in France and more in South Africa, which lies outside the benchmark. Although our performance in Japan and Australia was weak, we generated excess return versus the benchmark in Europe, and especially in Germany.

Some of the worst performers for the year came from the telecommunications sector, such as Telefonica, Telecom of New Zealand, and Telstra. Conversely, some of our strong performers were Sasol, a South African energy concern, and British-Australian mining company Rio Tinto.

Q:   How was your portion of the Fund positioned at the end of the fiscal year?

A:   As of fiscal year-end, some highlights of our strategy included a benchmark-relative underweighting in what we believe is an overvalued Japanese market. We also held comparatively heavier positions in Australasia, which we view as undervalued, as well as in smaller Asian and select European markets.

Performance summary

Optimum International Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Optimum International Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

Fund Performance
Average Annual Total Returns
Through March 31, 2006                          Lifetime        One Year
Class A (Est. 8/1/03)
Excluding Sales Charge                           +22.45%         +23.54%
Including Sales Charge                           +19.76%         +16.45%

Class B (Est. 8/1/03)
Excluding Sales Charge                           +21.67%         +22.81%
Including Sales Charge                           +20.92%         +18.81%

Class C (Est. 8/1/03)
Excluding Sales Charge                           +21.67%         +22.69%
Including Sales Charge                           +21.67%         +21.69%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended March 31, 2006 for the Optimum International Funds Institutional Class were +22.86% and +23.91%, respectively. Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance table above does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum International Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
8

Fund Basics
As of March 31, 2006

Fund objectives

The Fund seeks long-term growth of capital and may also seek income.

Total fund net assets

$195 million

Number of holdings

167

Fund start date

August 1, 2003

Advisor:

Delaware Management Company

Subadvisors:

Alliance Capital Management L.P.
Mondrian Investment Partners Ltd.

CUSIP numbers:

Class A                         246118-73-1
Class B                         246118-72-3
Class C                         246118-71-5
Institutional                   246118-69-9

Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2006

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Optimum International Fund Performance of $10,000 investment chart

                     Optimum International
                    Fund - Class A Shares       % gain         MSCI EAFE Index      % gain
August 1, 2003           $9,425                                  $10,000
         Sep-03           $9,769                 3.65%            $10,561             5.61%
         Dec-03           $11,306               15.73%            $12,368            17.11%
         Mar-04           $11,838                4.71%            $12,912             4.40%
         Jun-04           $11,723               -0.97%            $12,969             0.44%
         Sep-04           $11,735                0.10%            $12,939            -0.23%
         Dec-04           $13,254               12.94%            $14,927            15.36%
         Mar-05           $13,096               -1.19%            $14,912            -0.10%
         Jun-05           $13,017               -0.60%            $14,800            -0.75%
         Sep-05           $14,342               10.18%            $16,345            10.44%
         Dec-05           $14,773                3.00%            $17,018             4.12%
         Mar-06           $16,178                9.51%            $18,630             9.47%

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index is an unmanaged composite of stocks in established markets within Europe, Australasia, and the Far East An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum International Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Portfolio management review

Optimum Large Cap Growth Fund

April 11, 2006

Advisor:
Delaware Management Company

Subadvisors:
Marsico Capital Management, LLC (Marsico Capital)
T. Rowe Price Associates, Inc. (T. Rowe Price)

The Optimum Large Cap Growth Fund returned +15.17% at net asset value and +8.56% including the maximum applicable sales charge for the year ended March 31, 2006 (both figures reflect performance for Class A shares with all distributions reinvested). By comparison, the Fund's benchmark -- the Russell 1000 Growth Index -- rose +13.14% for the period. For complete, annualized returns, please see the Fund Performance table on page 12.

The Optimum Large Cap Growth Fund seeks long-term growth of capital. The Funds advisor, Delaware Management Company, selected two subadvisors to manage the Funds assets. Each is responsible for day-to-day investment management of a portion of the Funds assets and selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement those of the other subadvisors for the Fund. Subadvisor T. Rowe Price mostly seeks investments in companies with the ability to pay increasing dividends through strong cash flow. Subadvisor Marsico Capital uses a more growth-oriented approach, which combines "top-down" economic analysis with "bottom-up" stock selection. For more on each subadvisor's investment approach, please see the Fund's prospectus.

U.S. stocks rose strongly in the 12-month period ended March 31, 2006 despite elevated commodity prices and energy costs, plus concerns about inflation and rising interest rates. Equities gradually worked their way higher, supported by solid economic and corporate earnings growth, as well as merger activity. Gains accelerated in recent months amid hopes that the Federal Reserve would soon stop raising short-term interest rates. The period ended with major blue chip indices near levels not seen in five years and small-cap benchmarks at all-time highs.

Among better-performing sectors of the market, energy, industrials, business services, and materials benefited from continued economic expansion and elevated commodity prices. Traditional growth sectors were solid as well. Technology was led by telecommunications equipment and Internet software/services stocks before weakening in the first quarter of 2006.

In similar fashion, the healthcare sector performed well throughout the better part of the fiscal year, owing to general strength in biotechnology stocks, before tailing off late in the fiscal year. Lastly, financials were fueled by a favorable environment for capital market-sensitive stocks.

Weak sectors for the fiscal year were consumer staples and utilities. In the Optimum Large Cap Growth Fund specifically, consumer discretionary sector holdings were among the detractors from the Funds performance.
10

Marsico Capital

Q:   What influenced performance in your portion of the Fund?

A:   We generated our greatest return versus the benchmark through stock selection in the industrials sector. Diversified financials, in which we were more heavily invested relative to the benchmark, also performed well, including positions such as Chicago Mercantile Exchange, UBS, and Lehman Brothers Holdings.

Healthcare experienced mixed performance. Our largest individual contributor for the fiscal year was biotech-nology company, Genentech. Certain other healthcare-related positions struggled, however, including medical device company Zimmer Holdings.

Q:   What were areas of weakness regarding your portfolio holdings?

A:   For much of the fiscal year, our underweighting in energy -- an area of strength for the period -- was a detractor for our portion of the Fund when compared to the benchmark index. By not fully participating in this strong sector, we missed an opportunity for additional return. Also, Exxon Mobil declined sharply prior to being sold from the Marsico Capital portion of the Fund. Other individual holdings that detracted from performance were consumer-related positions Yum! Brands and Four Seasons Hotels, as well liquidated names Harley Davidson and Royal Caribbean Cruise.

T. Rowe Price

Q:   What influenced performance in your portion of the Fund?

A:   The main drivers of performance compared to the index for the year were good performance among our holdings in the financial sector, and heavier weightings than the benchmark in the strong-performing financials and telecommunication services areas.

Performance drivers there included companies' ability to capitalize on increasing global prosperity, healthy investment banking activity, and fee-for-service business strategies that helped these stocks generate strong free cash flow and earnings growth. In technology, we favored wireless telecommunication services stocks, given opportunities for growth in underpenetrated international markets.

Industrial and business service stocks detracted from returns as we were less invested in these better-performing sectors. Also lowering performance in our portion of the Fund were weak security selection in diversified consumer services and a heavier focus on media, though much of this weakness was offset by our hotel, restaurant, and leisure holdings.

Q:   Any concluding thoughts about the past year?

A:   In 2005, and in the first quarter of 2006, investors tended to focus on short-term concerns and generally did not reward core growth companies with favorable operational performances.

Performance summary

Optimum Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Optimum Large Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

Fund Performance
Average Annual Total Returns
Through March 31, 2006                          Lifetime        One Year
Class A (Est. 8/1/03)
Excluding Sales Charge                           +12.14%         +15.17%
Including Sales Charge                            +9.68%          +8.56%

Class B (Est. 8/1/03)
Excluding Sales Charge                           +11.41%         +14.43%
Including Sales Charge                           +10.54%         +10.43%

Class C (Est. 8/1/03)
Excluding Sales Charge                           +11.41%         +14.43%
Including Sales Charge                           +11.41%         +13.43%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended March 31, 2006 for Optimum Large Cap Growth Funds Institutional Class were +12.54% and +15.57%, respectively. Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance table above does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
12

Fund Basics
As of March 31, 2006

Fund objective

The Fund seeks long-term growth of capital.

Total fund net assets

$578 million

Number of holdings

142

Fund start date

August 1, 2003

Advisor:

Delaware Management Company

Subadvisors:

T. Rowe Price Associates, Inc.

Marsico Capital Management, LLC

CUSIP numbers:

Class A                         246118-70-7
Class B                         246118-80-6
Class C                         246118-88-9
Institutional                   246118-87-1

Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2006

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Optimum Large Cap Growth Fund Performance of $10,000 investment chart

                      Optimum Large
                    Cap Growth Fund -                   Russell 1000
                     Class A Shares        % gain        Growth Index       % gain
August 1, 2003             $9,425                            $10,000
        Sep-03             $9,581            1.65%           $10,139         1.39%
        Dec-03             $10,434           8.91%           $11,194        10.41%
        Mar-04             $10,612           1.70%           $11,283         0.79%
        Jun-04             $10,644           0.31%           $11,502         1.94%
        Sep-04             $10,511          -1.25%           $10,900        -5.23%
        Dec-04             $11,664          10.97%           $11,900         9.17%
        Mar-05             $11,110          -4.75%           $11,413        -4.09%
        Jun-05             $11,465           3.19%           $11,694         2.46%
        Sep-05             $11,897           3.77%           $12,163         4.01%
        Dec-05             $12,362           3.91%           $12,525         2.98%
        Mar-06             $12,795           3.50%           $12,912         3.09%

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Growth Index is an unmanaged composite that includes performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Portfolio management review

Optimum Large Cap Value Fund

April 11, 2006

Subadvisors:
Massachusetts Financial Services Company (MFS)
TCW Investment Management Company (TCW)

Established August 1, 2003, the Optimum Large Cap Value Fund focuses on long-term growth of capital and may also seek income by investing primarily in large capitalization companies. The Fund invests mostly in common stocks of U.S. companies, but it may also invest in other securities that the subadvisors believe will provide opportunities for capital growth and income.

For the 12 months ended March 31, 2006, the Optimum Large Cap Value Fund returned +9.82% at net asset value and +3.52% including the maximum applicable sales charge (both figures reflect performance for Class A shares with all distributions reinvested). By comparison, the Funds benchmark -- the Russell 1000 Value Index -- rose +13.14% for same period. For complete, annualized Fund performance, please see the table on page 16.

In the role of subadvisor for the Fund, managers of the MFS portion of the Funds assets seek to achieve a gross yield that exceeds that of the S&P 500 Index through a bottom-up stock selection approach.

In late July 2005, TCW replaced Morgan Stanley Investment Management Inc. as the Fund's second subadvisor. TCW employs a three-step process that first entails the use of quantitative metrics to measure five separate valuation characteristics. The managers then conduct in-depth fundamental analysis and execute careful portfolio construction. During its term as one of the Funds subsidiaries, Morgan Stanley used a stock selection approach that focused primarily on a security's potential for capital growth and income. For more on each subadvisors investment approach, please see the Fund's prospectus.

The fiscal year large cap value increase in returns, measured by the Russell 1000 Value Index at 13.14%, showed considerably less strength than the small cap value increases in returns, which rose 23.77% as measured by the Russell 2000 Value Index.

MFS

Q:   What influenced performance in the MFS portion of the Fund?

Overall, the Fund underperformed compared to the benchmark. Stock selection and -- to a lesser extent -- a heavier weighting than the benchmark in the industrial goods and services sector boosted relative performance. Our decision to avoid major index constituent General Electric positively affected results relative to the index, as the stock lagged behind the market's returns. In similar fashion, the Fund benefited from our not holding cable services provider Comcast, as that major index constituent fell during the period.

EOG Resources was among the top individual contributors and, as a group, our holdings in the energy sector affected performance.

Stocks in other sectors that were relatively strong performers included investment banking firm Goldman Sachs Group, railroad company Burlington Northern Santa Fe, insurance company MetLife, and defense contractors Lockheed Martin and Northrop Grumman.

Q:   What contributed negatively to performance?

A:   Positioning in the basic materials sector detracted from relative performance in our portion of the Fund. Within the sector, we had a lesser weighting than the benchmark index, and our holdings lagged. Within the sector, PPG Industries, a global supplier of coatings, chemicals, and glass products, hurt results.
14

Our holdings in weak-performing wireless phone services provider Vodafone Group and electricity and natural gas distributor Dominion Resources also proved disappointing in terms of relative returns.

In the strong-performing technology sector, MFS missed some opportunities for strong performance as we trimmed our exposure to computer products in late July 2005, selling off some shares of Hewlett-Packard; the stock price for Hewlett-Packard rose considerably over the remainder of the reporting period.

Elsewhere, healthcare company Johnson & Johnson, clothing retailer Gap, and insurance provider Allstate detracted from results.

During the reporting period, the Funds currency exposure was also a detractor from relative performance. Investment decisions at MFS are driven generally by the fundamentals of each individual opportunity and, as such, it is common for our portion of the Fund to reflect different currency exposure than the benchmark does.

We also held a cash position during the year, as we typically do in order to buy new holdings and to provide liquidity in the Fund. In periods when equity markets rise, holding cash may hurt performance versus the benchmark, which has no cash position.

TCW

Q: Describe some factors that affected performance in your portion of the Fund during the fiscal year.

A:   In general, the 12 months were a favorable period for large-capitalization stocks, with the representative Russell 1000 Value Index returning an annualized average +13.14%. During the period, the market trended upward, save for two bouts of temporary weakness, one in the spring 2005 and the other in October.

Our investment style emphasizes greater-than-market dividend yield and a search for "value poised for growth" -- a style that was less common during the portion of the fiscal year that we managed the Fund. We came on board the Fund as a second subadvisor in July, and performance in our portion of the Fund's investment portfolio trailed the benchmark from that time until the end of the fiscal year.

By the end of the fiscal year, our portion of the Fund was positioned with overall lower price-to-earnings and price-to-cash flow ratios than the broad market, and a higher average dividend yield.

Q:   What adjustments did you make within the Fund?

A: During the fiscal year, we added BCE to the portfolio. BCE is a leading telecommunications provider in Canada that meets all of our five valuation criteria. The company is undergoing a cost-cutting program to improve its balance sheet and cost structure, which we believe may lead to improved cash flow and, possibly, enhanced share buybacks or dividend payouts.

We also added Pfizer and Capital One Financial. Pfizer, which recently announced plans to sell off its consumer products business, has a strong balance sheet in our opinion and offers a $4 billion stock buyback program that ultimately may be expanded.

Noteworthy sales in the TCW portion of the Fund included AMD, Allstate, and Bank of America. In the case of AMD, the stock traded through our pre-determined target valuations in early 2006. Regarding Bank of America, we believed the synergies from the companys past two acquisitions (FleetBoston Financial and MBNA) to be fully reflected in the stock price. In the case of Allstate, we believed the current environment for the companys various insurance business lines was such that it could face a period of eroding margins.

Performance summary

Optimum Large Cap Value

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Optimum Large Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

Fund Performance
Average Annual Total Returns
Through March 31, 2006                        Lifetime      One Year
Class A (Est. 8/1/03)
Excluding Sales Charge                         +14.31%        +9.82%
Including Sales Charge                         +11.80%        +3.52%

Class B (Est. 8/1/03)
Excluding Sales Charge                         +13.56%        +9.05%
Including Sales Charge                         +12.72%        +5.05%

Class C (Est. 8/1/03)
Excluding Sales Charge                         +13.56%        +9.16%
Including Sales Charge                         +13.56%        +8.16%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended March 31, 2006 for Optimum Large Cap Value Funds Institutional Class were +14.69% and +10.19%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance table above does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
16

Fund Basics
As of March 31, 2006

Fund objective

The Fund seeks long-term growth of capital and may seek income.

Total fund net assets

$540 million

Number of holdings

139

Fund start date

August 1, 2003

Advisor:

Delaware Management Company

Subadvisors:

Massachusetts Financial Services Company

TCW Investment Management Company

CUSIP numbers:

Class A                         246118-86-3
Class B                         246118-85-5
Class C                         246118-84-8
Institutional                   246118-83-0

Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2006

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Optimum Large Cap Value Fund Performance of $10,000 investment chart

                      Optimum Large
                     Cap Value Fund -             Russell 1000
                      Class A Shares   % gain      Value Index    % gain
 August 1, 2003          $9,425                     $10,000
         Sep-03          $9,547          1.29%      $10,057        0.57%
         Dec-03         $10,766         12.77%      $11,484       14.19%
         Mar-04         $10,943          1.65%      $11,832        3.03%
         Jun-04         $11,099          1.42%      $11,936        0.88%
         Sep-04         $11,155          0.51%      $12,120        1.54%
         Dec-04         $12,250          9.81%      $13,378       10.38%
         Mar-05         $12,261          0.09%      $13,390        0.09%
         Jun-05         $12,396          1.10%      $13,614        1.67%
         Sep-05         $12,819          3.42%      $14,142        3.88%
         Dec-05         $12,917          0.76%      $14,322        1.27%
         Mar-06         $13,465          4.24%      $15,171        5.93%

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Large Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Portfolio management review

Optimum Small Cap Growth Fund

April 11, 2006

Advisor:
Delaware Management Company (DMC)

Subadvisors:
Columbia Wanger Asset Management L.P. (CWAM)
Oberweis Asset Management, Inc. (Oberweis)

In the fiscal year ended March 31, 2006, the Optimum Small Cap Growth Fund gained a total return of 22.04% at net asset value and +15.00% including the maximum applicable sales charge (both figures reflect performance for Class A shares with all distributions reinvested). By comparison, the Russell 2000 Growth Index gained 27.84%.

The Funds advisor, Delaware Management Company, selected two subadvisors to manage the Funds assets, each of which is responsible for day-to-day investment management of a portion of the Fund's assets.

Subadvisor CWAM adheres to a 34-year-old philosophy and process of seeking under-followed stocks with above average growth and reasonable valuations.

To find these companies, CWAM compares growth potential, financial strength, and fundamental value among companies. In addition, managers may identify what we believe are important economic, social, or technological trends and try to identify companies that may benefit from these trends.

Subadvisor Oberweis builds portfolios of companies with above-average long-term growth potential, based on a variety of factors such as low price-to-earnings ratio in relation to the companys expected future growth rate. For more on each subadvisors investment approach, please see the Funds prospectus.

CWAM

Q:   What influenced performance in your portion of the Fund during the period?

A:   Small-cap stocks continued their dominance over large caps throughout the period, but in the final quarter more speculative small caps with high valuations and little-to-no earnings were generally the leading performers. The CWAM portion of the Fund underperformed the Russell 2000 Growth Index largely because we did not invest in these speculative, higher risk stocks.

Q:   Can you describe some areas that aided or detracted from performance?

A:   The largest detractors to performance from a sector standpoint were healthcare, technology, and retail. The retail stocks in our portion of the Fund were down during the period while the retail sector within the benchmark made double-digit gains. Within the retail sector, our largest detractor was Petco Animal Supplies. The stock fell significantly due to a slowdown in sales from its core customers, as discretionary spending was adversely affected by rising energy and gas prices.

Technology stocks were strong as a group during the fiscal year. Although technology holdings in our portion of the Fund were strong performers as well, often making double-digit gains, our performance in this sector did not keep pace with the benchmark.

The worst performer in the sector for our portion of the Fund was Symbol Technologies, a designer and manufacturer of systems used in enterprise mobility solutions. Its stock was lower because of a slowdown in sales from several large customers in the retail space. On the positive side, Fund holding Tellabs was a strong performer and a contributor to performance versus the index. Tellabs designs and markets equipment to telecommunications providers worldwide, and the demand for its equipment increased during the year.

Telecommunication services was the Fund's best performing sector. An overweight position and good stock selection added value, with the Fund's stocks up more than twice the benchmark increase.
18

Oberweis

Q:   What influenced performance in your portion of the fund during the period?

A:   Equity markets delivered healthy gains for the period ended March 31, 2006.
Global equity markets also delivered gains for the year, attributable to reasonable valuations, modest expectations, and economic growth. Small-cap stocks performed particularly well, and the Russell 2000 Growth Index gained value. Within the Russell universe of small-company stocks, growth stocks outperformed value stocks.

This positive performance came at a time of unpredictable events. Commodities, oil, and gold prices surged amid continued geopolitical uncertainties, increased demand in Asia, and supply disruptions associated with natural disasters in the U.S. The price of gold surged to a record high since 1983, while oil went to a record of more than $70 per barrel last autumn. This was partly the result of Hurricane Katrina, which wreaked havoc in New Orleans and the Mississippi Delta.

Q:   Which holdings contributed to and detracted from Fund performance?

A:   The largest contributors to performance from a sector standpoint were consumer discretionary, financial services, consumer staples, and materials. The largest detractors to performance from a sector standpoint were healthcare, technology, and producer durables. As a result of our strict high growth discipline, we generally invest more heavily in sectors such as technology, healthcare, and consumer discretionary. We typically invest less heavily in slower growth sectors, such as financial services, utilities and producer durables.

Two of the top contributors for the year were Focus Media Holding LTD and aQuantive. In contrast, two of the leading detractors for the year were Tessera Technologies Inc and Sigmatel.

Performance summary

Optimum Small Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Optimum Small Cap Growth Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

Fund Performance
Average Annual Total Returns
Through March 31, 2006                          Lifetime        One Year
Class A (Est. 8/1/03)
Excluding Sales Charge                           +21.67%         +22.04%
Including Sales Charge                           +18.99%         +15.00%

Class B (Est. 8/1/03)
Excluding Sales Charge                           +20.93%         +21.22%
Including Sales Charge                           +20.18%         +17.22%

Class C (Est. 8/1/03)
Excluding Sales Charge                           +20.93%         +21.22%
Including Sales Charge                           +20.93%         +20.22%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended March 31, 2006 for Optimum Small Cap Growth Funds Institutional Class were 22.08% and 22.42%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance table above does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
20

Fund Basics
As of March 31, 2006

Fund objective

The Fund seeks long-term growth of capital.

Total fund net assets

$118 million

Number of holdings

178

Fund start date

August 1, 2003

Advisor

Delaware Management Company

Sub advisors:

Columbia Wanger Asset Management L.P. Oberweis Asset Management, Inc.

CUSIP numbers:

Class A                         246118-82-2
Class B                         246118-81-4
Class C                         246118-79-8
Institutional                   246118-78-0

Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2006

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Optimum Small Cap Growth Fund Performance of $10,000 investment chart

                     Optimum Small
                    Cap Growth Fund -                     Russell 2000
                     Class A Shares       % gain          Growth Index     % gain
 August 1, 2003           $9,425                            $10,000
         Sep-03           $9,968             5.76%          $10,270         2.70%
         Dec-03           $11,797           18.35%          $11,572        12.68%
         Mar-04           $12,485            5.83%          $12,218         5.58%
         Jun-04           $12,753            2.15%          $12,229         0.09%
         Sep-04           $11,844           -7.13%          $11,494        -6.01%
         Dec-04           $13,740           16.01%          $13,227        15.08%
         Mar-05           $13,030           -5.17%          $12,324        -6.83%
         Jun-05           $13,473            3.40%          $12,753         3.48%
         Sep-05           $14,304            6.17%          $13,559         6.32%
         Dec-05           $14,470            1.16%          $13,777         1.61%
         Mar-06           $15,901            9.89%          $15,755        14.36%


Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Growth Index is an unmanaged index that generally tracks the performance of those stocks in the Russell 2000 Index that have higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Portfolio management review

Optimum Small Cap Value Fund

April 11, 2006

Advisor:
Delaware Management Company

Subadvisors:
Delafield Asset Management (Delafield)
Hotchkis and Wiley Capital Management, LLC (H&W)
The Killen Group, Inc. (Killen)

The Optimum Small-Cap Value Fund seeks the long-term growth of capital. The Funds advisor, Delaware Management Company, selected three subadvisors for the Funds assets, each of whom is responsible for day-today investment management of a portion of the Funds assets. Each selects investments for its portion of the Fund based on its own investment style and strategy, which are generally intended to complement those of the other subadvisors. For more information on the investment approach of the subadvisors, please see the Funds prospectus.

General market returns, and those for small cap stocks in particular, were healthy over the 12-month period ending March 31, 2006. The Fund returned +17.17% at net asset value and +10.41% including the maximum applicable sales charge (both figures are for Class A shares with distributions reinvested). By comparison, the Russell 2000 Value Index rose +23.77% for the fiscal year.

Delafield

Q: Could you give an overview of economic factors that may have influenced small-cap investors?

A:   We believe the U.S. trade deficit remains alarmingly large. Interest rates
-- at least short- and medium-term rates -- have steadily continued to rise. Another economic negative is high energy costs.

On the plus side, the consumers well being, as measured by real household net worth, rose to another record high at fiscal year end. The prospect of continuing this happy state of affairs is heavily dependent on business conditions remaining favorable and on housing values, which in turn are dependent on relatively low interest rates.

Q:   What drove performance in your portion of the Fund?

Delafield's focus remained on identifying special situations that tend to spark performance that more closely parallels the underlying drivers of the individual company rather than the broad markets. This can cause performance on a short-term basis to be out of sync with the overall market.

The stocks selected by Delafield generally performed well. Our cash position remained steady at fiscal year end and was a detractor from the Fund's performance relative to its benchmark in a strong-performing small-cap market. In keeping with Delafield's identified discipline, we continued to attempt to invest at measured prices. We believe our high cash position may allow us to take advantage of potential volatility in the marketplace in future periods. Given today's political and economic crosscurrents, we are comfortable with this position.

Positive performance found in our portion of the Fund was generally spread out, as our top five performers generated just 6.2% of the gains. The two largest contributors were Thermo Electron and Commercial Metals Company. In the case of Thermo Electron, the company has consistently improved operating margins across its business while posting good volume gains. Commercial Metals has been a beneficiary of rising metal prices, which have widened margins. Given the cyclical nature of the business, we chose to sell a portion of our holdings on the advance in the stock.

On the negative side, ProQuest was our biggest detractor. Its educational business missed earnings expectations in the third quarter, and subsequently the company announced an accounting irregularity relating to the booking of subscriber revenue.

Another drag on the portfolio was our largest position, Foot Locker, which was off nearly 19% over the 12 months. This is a core holding, which we added to after the companys European business softened.

H&W

Q:   What drove performance in your portion of the Fund?

A:   Despite some volatility, the U.S. small-cap equity markets had a good year.
Small-cap stocks easily topped large caps. In terms of style, growth outperformed value in small caps. In large caps, value had a slight edge. In general, stocks that were exposed to oil risks performed well. Industrial companies and companies with interest rate sensitivity were generally the worst performers during the year.

We believe that much of the relative underperformance in our portion of the Fund was due to weak returns in interest rate-sensitive industries such as homebuilders and mortgage REITs, as well as a lack of exposure to exceptional returns in the metals and mining, semiconductor, and telecom equipment industries. Price declines for holdings prior to March 31, 2006, in forest products company Pope and Talbot, specialty retailer Eddie Bauer Holdings, and auto parts manufacturer Lear also hurt performance. The industrials sector added the most to our return, including gains from equipment manufacturer Flowserve, staffing company Spherion, and mortgage services provider PHH.

Q:   What was your approach to Fund positioning at fiscal year-end?

A:   We continue to employ our disciplined investment process that seeks to exploit irrational investor behavior. Our reliance on fundamental research and long-term value remains unchanged.

At period end, we were perceiving value in stocks in the consumer discretionary, financials, and industrials sectors.

Killen

Q: As the Fund's newest subadvisor, can you tell us more about your investment approach?

A:   We employ a bottom-up, company-specific value approach. Finding attractively positioned companies in a diverse group of industries and then purchasing their securities at attractive levels has served us well throughout our history. Given the current global competitive environment, we continue to believe that this strategy can yield positive results over time.

Although general price appreciation over the past few years within the small-cap market has made it more difficult to implement our strategy, we continue to find sufficient opportunities to construct a portfolio that we feel can yield long-term success. Going forward, we intend to seek a diversified group of stocks with valuations that appear attractive in relation to the long-term earnings power of the business.

Q:   What drove performance in your portion of the Fund?

A:   During the approximately two and a half month period that we served on the
Fund, the stock market continued to display the strength and resilience seen in prior quarters. During this short period, our portion of the Fund contributed positively but trailed a strong-performing Russell 2000 Value Index.

Briefly with regard to holdings, Labranche & Company, a provider of specialist services, led performance within the financials sector. The robust economy in early 2006 has also been positive for the basic materials sector, in which we hold Hercules, a specialty chemical company that was one of our better performers during our short time with the Fund.

Our industrial sector and consumer discretionary sector holdings -- which included trucking company YRC Worldwide, fitness equipment manufacturer Nautilus, and apparel company Russell -- did not perform as well as we anticipated.

It is always important, especially during periods of underperformance, to re-evaluate the situation and determine whether or not the company can improve its competitive position going forward. This constant assessment of the companies in which we are invested is a routine, ongoing part of our research process.

Performance summary

Optimum Small Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our Web site at www.optimummutualfunds.com. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Optimum Small Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 914-0278. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

Fund Performance
Average Annual Total Returns
Through March 31, 2006                          Lifetime        One Year
Class A (Est. 8/1/03)
Excluding Sales Charge                           +23.94%          17.17%
Including Sales Charge                           +21.21%          10.41%

Class B (Est. 8/1/03)
Excluding Sales Charge                           +23.14%          16.35%
Including Sales Charge                           +22.41%          12.35%

Class C (Est. 8/1/03)
Excluding Sales Charge                           +23.14%          16.35%
Including Sales Charge                           +23.14%          15.35%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended March 31, 2006 for Optimum Small Cap Value Funds Institutional Class were 24.36% and 17.66%, respectively. The Institutional Class shares were first made available on August 1, 2003 and are available without sales or asset-based distribution charges only to certain eligible investors.

The performance table above does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.
24

Fund Basics
As of March 31, 2006

Fund objective

The Fund seeks long-term growth of capital.

Total fund net assets

$109 million

Number of holdings

151

Fund start date

August 1, 2003

Advisor:

Delaware Management Company

Subadvisors:

Delafield Asset Management
Hotchkis and Wiley Capital Management, LLC
The Killen Group, Inc.

CUSIP numbers:

Class A                         246118-77-2
Class B                         246118-76-4
Class C                         246118-75-6
Institutional                   246118-74-9

Performance of a $10,000 Investment
August 1, 2003 (Fund's inception) through March 31, 2006

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Optimum Small Cap Value Fund Performance of $10,000 investment chart

                    Optimum Small
                   Cap Value Fund -              Russell 2000
                    Class A Shares    % gain      Value Index     % gain
August 1, 2003          $9,425                      $10,000
        Sep-03          $9,813         4.12%        $10,261        2.61%
        Dec-03          $11,367       15.83%        $11,941       16.37%
        Mar-04          $12,282        8.05%        $12,767        6.92%
        Jun-04          $12,655        3.04%        $12,876        0.85%
        Sep-04          $12,689        0.27%        $12,895        0.15%
        Dec-04          $14,354       13.12%        $14,597       13.20%
        Mar-05          $14,262       -0.64%        $14,016       -3.98%
        Jun-05          $14,473        1.48%        $14,728        5.08%
        Sep-05          $14,983        3.52%        $15,183        3.09%
        Dec-05          $15,458        3.17%        $15,283        0.66%
        Mar-06          $16,711        8.11%        $17,348       13.51%

Chart assumes $10,000 invested on August 1, 2003 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Optimum Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Disclosure of Fund Expenses

For the Period October 1, 2005 to March 31, 2006

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2005 to March 31, 2006.

Actual Expenses

The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Funds actual expenses shown in the appropriate table reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

In each case, "Expenses Paid During Period" are equal to the Funds annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Optimum Fixed Income Fund
Expense Analysis of an Investment of $1,000

                                                                Expenses
                          Beginning     Ending                Paid During
                           Account      Account   Annualized    Period
                            Value        Value     Expense    10/1/05 to
                           10/1/05      3/31/06     Ratio       3/31/06
--------------------------------------------------------------------
Actual Fund Return
Class A                   $1,000.00    $1,000.30    1.25%      $6.23
Class B                    1,000.00       996.10    1.90%       9.46
Class C                    1,000.00       997.20    1.90%       9.46
Institutional Class        1,000.00     1,001.00    0.90%       4.49
--------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                   $1,000.00    $1,018.70    1.25%       6.29
Class B                    1,000.00     1,015.46    1.90%       9.55
Class C                    1,000.00     1,015.46    1.90%       9.55
Institutional Class        1,000.00     1,020.44    0.90%       4.53
--------------------------------------------------------------------

Optimum International Fund
Expense Analysis of an Investment of $1,000

                                                               Expenses
                          Beginning     Ending                Paid During
                           Account      Account   Annualized    Period
                            Value        Value     Expense    10/1/05 to
                           10/1/05      3/31/06     Ratio      3/31/06
--------------------------------------------------------------------
Actual Fund Return
A Class                   $1,000.00    $1,128.00    1.91%     $10.13
B Class                    1,000.00     1,124.60    2.56%      13.56
C Class                    1,000.00     1,124.60    2.56%      13.56
Institutional Class        1,000.00     1,130.00    1.56%       8.28
--------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
A Class                   $1,000.00    $1,015.41    1.91%     $ 9.60
B Class                    1,000.00     1,012.17    2.56%      12.84
C Class                    1,000.00     1,012.17    2.56%      12.84
Institutional Class        1,000.00     1,017.15    1.56%       7.85
--------------------------------------------------------------------

Disclosure of Fund Expenses

For the Period October 1, 2005 to March 31, 2006

Optimum International Fund
Expense Analysis of an Investment of $1,000*

* Effective September 29, 2005, Alliance Capital Management assumed the sub-advisory relationship from Marsico. Alliance did not charge the Fund a sub-advisory fee in the interim period between the change in sub-advisor and shareholder approval of this transaction. DMC waived a portion of the management fee equal to the fees which would have been paid to Marsico in the interim period. Had this waiver not been in effect during this interim period, expenses paid would have been higher. The Funds expense analysis would be as follows:

                                                               Expenses
                          Beginning     Ending                Paid During
                           Account      Account   Annualized    Period
                            Value        Value     Expense    10/1/05 to
                           10/1/05      3/31/06     Ratio      3/31/06
--------------------------------------------------------------------
Actual Fund Return
Class A                   $1,000.00    $1,127.47    2.01%     $10.66
Class B                    1,000.00     1,124.07    2.66%      14.09
Class C                    1,000.00     1,124.07    2.66%      14.09
Institutional Class        1,000.00     1,129.46    1.66%       8.82
--------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                   $1,000.00    $1,014.91    2.01%      10.10
Class B                    1,000.00     1,011.67    2.66%      13.34
Class C                    1,000.00     1,011.67    2.66%      13.34
Institutional Class        1,000.00     1,016.65    1.66%       8.35
--------------------------------------------------------------------

Optimum Large Cap Growth Fund
Expense Analysis of an Investment of $1,000

                                                               Expenses
                          Beginning     Ending                Paid During
                           Account      Account   Annualized    Period
                            Value        Value     Expense    10/1/05 to
                           10/1/05      3/31/06     Ratio       3/31/06
--------------------------------------------------------------------
Actual Fund Return
Class A                   $1,000.00    $1,075.50    1.69%     $ 8.74
Class B                    1,000.00     1,071.80    2.34%      12.09
Class C                    1,000.00     1,071.80    2.34%      12.09
Institutional Class        1,000.00     1,077.70    1.34%      6.94
--------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                   $1,000.00    $1,016.50    1.69%     $ 8.50
Class B                    1,000.00     1,013.26    2.34%      11.75
Class C                    1,000.00     1,013.26    2.34%      11.75
Institutional Class        1,000.00     1,018.25    1.34%       6.74
--------------------------------------------------------------------

Optimum Large Cap Value Fund
Expense Analysis of an Investment of $1,000

                                                               Expenses
                          Beginning     Ending                Paid During
                           Account      Account   Annualized    Period
                            Value        Value     Expense    10/1/05 to
                           10/1/05      3/31/06     Ratio      3/31/06
--------------------------------------------------------------------
Actual Fund Return
Class A                   $1,000.00    $1,050.30    1.55%     $ 7.92
Class B                    1,000.00     1,046.50    2.20%      11.22
Class C                    1,000.00     1,046.50    2.20%      11.22
Institutional Class        1,000.00     1,052.10    1.20%       6.14
--------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                   $1,000.00    $1,017.20    1.55%     $ 7.80
Class B                    1,000.00     1,013.96    2.20%      11.05
Class C                    1,000.00     1,013.96    2.20%      11.05
Institutional Class        1,000.00     1,018.95    1.20%       6.04
--------------------------------------------------------------------

Optimum Small Cap Growth Fund
Expense Analysis of an Investment of $1,000

                                                               Expenses
                          Beginning     Ending                Paid During
                           Account      Account   Annualized    Period
                            Value        Value     Expense    10/1/05 to
                           10/1/05      3/31/06     Ratio      3/31/06
--------------------------------------------------------------------
Actual Fund Return
Class A                   $1,000.00    $1,111.60    1.95%     $10.27
Class B                    1,000.00     1,108.40    2.60%      13.67
Class C                    1,000.00     1,108.40    2.60%      13.67
Institutional Class        1,000.00     1,113.90    1.60%       8.43
--------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                   $1,000.00    $1,015.21    1.95%       9.80
Class B                    1,000.00     1,011.97    2.60%      13.04
Class C                    1,000.00     1,011.97    2.60%      13.04
Institutional Class        1,000.00     1,016.95    1.60%       8.05
--------------------------------------------------------------------

Optimum Small Cap Value Fund
Expense Analysis of an Investment of $1,000

                                                               Expenses
                          Beginning     Ending                Paid During
                           Account      Account   Annualized    Period
                            Value        Value     Expense    10/1/05 to
                           10/1/05      3/31/06     Ratio       3/31/06
--------------------------------------------------------------------
Actual Fund Return
Class A                   $1,000.00    $1,115.30    1.76%     $ 9.28
Class B                    1,000.00     1,110.40    2.41%      12.68
Class C                    1,000.00     1,111.30    2.41%      12.69
Institutional Class        1,000.00     1,116.80    1.41%      7.44
--------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                   $1,000.00    $1,016.16    1.76%     $ 8.85
Class B                    1,000.00     1,012.91    2.41%      12.09
Class C                    1,000.00     1,012.91    2.41%      12.09
Institutional Class        1,000.00     1,017.90    1.41%      7.09
--------------------------------------------------------------------

Sector/Country allocations and credit rating breakdown

Optimum Fixed Income Fund

As of March 31, 2006

Sector designations may be different than the sector designations presented in other Fund materials.

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Agency Asset-Backed Securities                                             0.06%
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations                                 8.33%
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities                                          8.81%
--------------------------------------------------------------------------------
Agency Obligations                                                         1.45%
--------------------------------------------------------------------------------
Collateralized Debt Obligations                                            0.04%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                                      4.60%
--------------------------------------------------------------------------------
Corporate Bonds                                                           27.22%
--------------------------------------------------------------------------------
Banking                                                                    3.19%
Basic Industry                                                             1.97%
Brokerage                                                                  0.56%
Capital Goods                                                              0.65%
Communications                                                             4.52%
Consumer Cyclical                                                          4.37%
Consumer Non-Cyclical                                                      1.75%
Electric                                                                   2.49%
Energy                                                                     0.46%
Finance Companies                                                          2.10%
Industrial - Other                                                         0.40%
Insurance                                                                  2.55%
Natural Gas                                                                0.72%
Real Estate                                                                0.33%
Technology                                                                 0.54%
Transportation                                                             0.62%
Foreign Agencies                                                           1.52%
Municipal Bonds                                                            2.56%
Non-Agency Asset-Backed Securities                                         4.60%
Non-Agency Collateralized Mortgage Obligations                            18.46%
Regional Agency                                                            0.13%
Regional Authority                                                         0.87%
Senior Secured Loan                                                        0.97%
Sovereign Agencies                                                         0.23%


                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Sovereign Debt                                                             7.58%
--------------------------------------------------------------------------------
Supranational Banks                                                        1.04%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                                  9.33%
--------------------------------------------------------------------------------
Convertible Bonds                                                          0.01%
--------------------------------------------------------------------------------
Common Stock                                                               0.04%
--------------------------------------------------------------------------------
Preferred Stock                                                            0.08%
--------------------------------------------------------------------------------
Currency Options Purchased                                                 0.00%
--------------------------------------------------------------------------------
Warrant                                                                    0.10%
--------------------------------------------------------------------------------
Repurchase Agreements                                                      3.66%
--------------------------------------------------------------------------------
Total Market Value of Securities                                         101.69%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                           (1.69%)
--------------------------------------------------------------------------------
Total Net Assets                                                         100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Credit Rating Breakdown
(as a % of fixed income investments)
--------------------------------------------------------------------------------
AAA                                                                        63.2%
AA                                                                          3.5%
A                                                                           7.9%
BBB                                                                        10.5%
BB                                                                          6.2%
B                                                                           6.4%
CCC                                                                         1.2%
Other                                                                       1.1%
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

Sector/Country allocations and credit rating breakdown

Optimum International Fund

As of March 31, 2006

Country and sector designations may be different than the country and sector designations presented in other Fund materials.

                                                                     Percentage
Country                                                            of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                              97.50%
--------------------------------------------------------------------------------
Australia                                                                  5.28%
Austria                                                                    0.52%
Belgium                                                                    1.45%
Brazil                                                                     0.93%
Canada                                                                     2.11%
China                                                                      0.17%
Finland                                                                    1.19%
France                                                                     9.56%
Germany                                                                    6.69%
Hong Kong                                                                  1.62%
Hungary                                                                    0.10%
Israel                                                                     0.10%
Italy                                                                      3.85%
Japan                                                                     21.85%
Luxembourg                                                                 0.69%
Netherlands                                                                4.97%
New Zealand                                                                0.74%
Philippines                                                                0.08%
Republic of Korea                                                          1.15%
Singapore                                                                  1.65%
South Africa                                                               0.90%
Spain                                                                      4.81%
Switzerland                                                                1.50%
Taiwan                                                                     0.92%
Thailand                                                                   0.09%
United Kingdom                                                            24.58%
--------------------------------------------------------------------------------
Repurchase Agreements                                                      2.43%
--------------------------------------------------------------------------------
Total Market Value of Securities                                          99.93%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                            0.07%
--------------------------------------------------------------------------------
Total Net Assets                                                         100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Automobiles & Components                                                   6.46%
Banking & Finance                                                         22.65%
Capital Goods                                                              1.05%
Commercial Services                                                        3.10%
Consumer Durables & Apparel                                                0.69%
Consumer Services                                                          0.84%
Energy                                                                    12.09%
Food & Staples Retailing                                                   2.63%
Food, Beverage & Tobacco                                                   4.43%
Insurance                                                                  6.96%
Materials                                                                 11.10%
Media                                                                      0.99%
Pharmaceuticals & Biotechnology                                            5.01%
Real Estate                                                                0.45%
Semiconductors                                                             0.27%
Technology Hardware & Equipment                                            4.16%
Telecommunication Services                                                 7.25%
Transportation & Shipping                                                  1.34%
Utilities                                                                  6.03%
--------------------------------------------------------------------------------
Total                                                                     97.50%
--------------------------------------------------------------------------------

Sector/Country allocations and credit rating breakdown

Sector designations may be different than the sector designations presented in other Fund materials.

Optimum Large Cap Growth Fund

As of March 31, 2006

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                              95.12%
--------------------------------------------------------------------------------
Basic Industry/Capital Goods                                               7.58%
Business Services                                                          2.81%
Consumer Durables                                                          3.42%
Consumer Non-Durables                                                     13.09%
Consumer Services                                                          7.11%
Energy                                                                     4.87%
Finance                                                                   17.99%
Health Care                                                               16.09%
Technology                                                                16.83%
Transportation                                                             5.33%
--------------------------------------------------------------------------------
Repurchase Agreements                                                      5.16%
--------------------------------------------------------------------------------
Total Market Value of Securities                                         100.28%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                           (0.28%)
--------------------------------------------------------------------------------
Total Net Assets                                                         100.00%
--------------------------------------------------------------------------------

Optimum Large Cap Value Fund

As of March 31, 2006

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                              95.89%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     9.21%
Consumer Staples                                                           7.44%
Energy                                                                     8.40%
Financials                                                                24.91%
Health Care                                                                9.21%
Industrials                                                               11.15%
Information Technology                                                     5.19%
Materials                                                                  7.53%
Telecommunication Services                                                 8.98%
Utilities                                                                  3.87%
--------------------------------------------------------------------------------
Repurchase Agreements                                                      5.96%
--------------------------------------------------------------------------------
Total Market Value of Securities                                         101.85%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                           (1.85%)
--------------------------------------------------------------------------------
Total Net Assets                                                         100.00%
--------------------------------------------------------------------------------

Sector/Country allocations and credit rating breakdown

Sector designations may be different than the sector designations presented in other Fund materials.

Optimum Small Cap Growth Fund

As of March 31, 2006

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                              93.09%
--------------------------------------------------------------------------------
Basic Industry/Capital Goods                                              15.52%
Business Services                                                         10.59%
Consumer Durables                                                          0.86%
Consumer Non-Durables                                                      5.26%
Consumer Services                                                          7.79%
Energy                                                                     6.66%
Financials                                                                 2.87%
Health Care                                                               16.56%
Real Estate                                                                1.09%
Technology                                                                24.81%
Transportation                                                             0.63%
Utilities                                                                  0.45%
--------------------------------------------------------------------------------
Repurchase Agreements                                                      7.25%
--------------------------------------------------------------------------------
Total Market Value of Securities                                         100.34%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                           (0.34%)
--------------------------------------------------------------------------------
Total Net Assets                                                         100.00%
--------------------------------------------------------------------------------

Optimum Small Cap Value Fund

As of March 31, 2006

                                                                     Percentage
Sector                                                             of Net Assets
--------------------------------------------------------------------------------
Common Stock                                                              92.22%
--------------------------------------------------------------------------------
Basic Industry                                                            17.66%
Business Services                                                         11.32%
Capital Spending                                                           7.83%
Conglomerates                                                              1.04%
Consumer Cyclical                                                         10.21%
Consumer Services                                                         10.71%
Energy                                                                     4.14%
Financial Services                                                         4.47%
Health Care                                                                1.17%
Real Estate                                                                6.76%
Technology                                                                11.87%
Transportation                                                             4.15%
Utilities                                                                  0.89%
--------------------------------------------------------------------------------
Exchange Traded Funds                                                      0.09%
--------------------------------------------------------------------------------
Repurchase Agreements                                                      7.83%
--------------------------------------------------------------------------------
Total Market Value of Securities                                         100.14%
--------------------------------------------------------------------------------
Liabilities Net of Receivables and Other Assets                           (0.14%)
--------------------------------------------------------------------------------
Total Net Assets                                                         100.00%
--------------------------------------------------------------------------------

Statements of net assets

Optimum Fixed Income Fund

March 31, 2006

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Agency Asset-Backed Securities - 0.06%
--------------------------------------------------------------------------------
*t Freddie Mac Structured Pass
     Through Securities Series T-30 A5
     8.61% 12/25/30                           USD  323,805      $     323,603
                                                                -------------

Total Agency Asset-Backed Securities
     (cost $322,996)                                                  323,603
                                                                -------------


--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations - 8.33%
--------------------------------------------------------------------------------
Fannie Mae
     Series 1996-46 ZA 7.50% 11/25/26               53,905             56,981
     Series 2001-14 Z 6.00% 5/25/31                111,018            111,612
     Series 2002-90 A1 6.50% 6/25/42                35,764             36,193
     Series 2002-90 A2 6.50% 11/25/42              183,012            185,731
     Series 2003-34 DV 4.00% 2/25/22                 1,440              1,435
     Series 2003-122 AJ 4.50% 2/25/28              211,209            204,541
     Series 2004-8 GD 4.50% 10/25/32             1,350,000          1,247,003
     Series 2004-52 NE 4.50% 7/25/33               385,000            355,135
     Series 2005-14 ME 5.00% 10/25/33            1,910,000          1,800,841
     Series 2005-22 HE 5.00% 10/25/33              740,000            698,440
     Series 2005-29 QD 5.00% 8/25/33               816,000            768,946
     Series 2005-44 PE 5.00% 7/25/33               390,000            367,641
     Series 2005-54 AK 4.50% 9/25/32             1,222,374          1,175,499
     Series 2005-94 YD 4.50% 8/25/33             1,480,000          1,355,462
     Series 2005-110 MB 5.50% 9/25/18              925,000            918,845
Fannie Mae Grantor Trust
     Series 1999-T2 A1 7.50% 1/19/39                52,644             54,628
     Series 2001-T8 A2 9.50% 7/25/41                28,380             30,516
     Series 2002-T4 A3 7.50% 12/25/41              197,716            204,780
     Series 2004-T1 1A2 6.50% 1/25/44               75,222             76,570
Fannie Mae Whole Loan
     Series 2003-W14 1A5 4.71% 9/25/43                  51                 51
     Series 2003-W18 1A3
     4.732% 8/25/43                                 57,735             57,510
     Series 2003-W19 1A3
     4.783% 11/25/33                                12,623             12,561
     Series 2004-W1 1A3
     4.49% 11/25/43                                 43,375             43,157
     Series 2004-W4 A2 5.00% 6/25/34             1,090,000          1,075,525
     Series 2004-W9 2A1
     6.50% 2/25/44                                  96,160             97,906
     Series 2004-W10 A23
     5.00% 8/25/34                               1,150,000          1,143,821
     Series 2004-W11 1A2
     6.50% 5/25/44                                 295,559            300,972
     Series 2004-W15 1A1
     6.00% 8/25/44                                 492,548            492,125
Freddie Mac
     Series 1730 Z 7.00% 5/15/24                   331,485            345,470
     Series 2113 QE 6.00% 11/15/27                  28,521             28,633
     Series 2141 N 5.55% 11/15/27                  265,553            265,450
     Series 2326 ZQ 6.50% 6/15/31                  571,447            591,001
     Series 2480 EH 6.00% 11/15/31                     540                540
     Series 2497 BM 5.00% 2/15/22                  518,906            513,140
     Series 2526 CA 5.00% 6/15/16                  133,624            132,636
     Series 2552 KB 4.25% 6/15/27                  842,355            832,707
     Series 2612 LJ 4.00% 7/15/22                  213,570            210,874


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations (continued)
--------------------------------------------------------------------------------
Freddie Mac (continued)
     Series 2662 DG 5.00% 10/15/22 USD              57,000      $      54,151
     Series 2662 MA 4.50% 10/15/31                 384,135            374,545
     Series 2700 PG 4.50% 5/15/32                1,300,000          1,207,261
     Series 2721 PE 5.00% 1/15/23                  100,000             95,721
     Series 2727 PE 4.50% 7/15/32                1,480,000          1,371,670
     Series 2737 YD 5.00% 8/15/32                  170,000            162,200
     Series 2755 LE 4.00% 9/15/30                  557,000            506,858
     Series 2778 JD 5.00% 12/15/32                 845,000            802,903
     Series 2780 TE 5.00% 1/15/33                  785,000            746,915
     Series 2783 PD 5.00% 1/15/33                1,076,000          1,023,875
     Series 2802 NE 5.00% 2/15/33                  600,000            570,293
     Series 2827 TE 5.00% 4/15/33                1,335,000          1,268,994
     Series 2836 EG 5.00% 12/15/32               1,980,000          1,881,226
     Series 2840 OE 5.00% 2/15/33                1,800,000          1,705,006
     Series 2841 YA 5.50% 7/15/27                1,693,342          1,691,648
     Series 2844 PD 5.00% 12/15/32                 745,000            707,837
     Series 2849 AJ 5.00% 5/15/18                  380,000            377,226
     Series 2864 PE 5.00% 6/15/33                1,095,000          1,040,888
     Series 2869 BG 5.00% 7/15/33                  224,000            212,359
     Series 2872 GC 5.00% 11/15/29                 405,000            391,681
     Series 2881 TE 5.00% 7/15/33                1,080,000          1,024,308
     Series 2889 OG 5.00% 5/15/33                  117,000            110,989
     Series 2890 PC 5.00% 7/15/30                  265,000            257,080
     Series 2890 PD 5.00% 3/15/33                1,265,000          1,199,358
     Series 2893 PD 5.00% 2/15/33                   65,000             61,628
     Series 2915 KD 5.00% 9/15/33                  447,000            422,601
     Series 2915 KP 5.00% 11/15/29                 490,000            475,981
     Series 2921 NE 5.00% 9/15/33                1,095,000          1,036,899
     Series 2937 JG 5.00% 8/15/33                1,410,000          1,340,442
     Series 2938 ND 5.00% 10/15/33               1,050,000            993,756
     Series 2939 PD 5.00% 7/15/33                  665,000            628,336
     Series 2941 XD 5.00% 5/15/33                  150,000            141,878
     Series 2987 KG 5.00% 12/15/34               1,430,000          1,350,354
     Series 3022 MB 5.00% 12/15/28                 260,000            253,654
     Series 3026 PC 4.50% 1/15/34                  605,000            552,299
     Series 3036 ND 5.00% 5/15/34                1,220,000          1,150,931
     Series 3056 HD 5.00% 2/15/34                1,225,000          1,154,108
     Series 3057 MD 4.50% 8/15/34                  760,000            695,095
     Series 3063 PC 5.00% 2/15/29                  490,000            477,040
t Freddie Mac Structured Pass
     Through Securities
     Series T-54 2A 6.50% 2/25/43                   63,983             64,864
     Series T-58 1A2 3.108% 5/25/35                 17,506             17,427
     Series T-58 2A 6.50% 9/25/43                   35,192             35,680
GNMA
     Series 2004-11 QE 5.00% 12/16/32              459,000            432,805
     Series 2004-30 PD 5.00% 2/20/33               276,000            261,470
                                                                -------------

Total Agency Collateralized Mortgage
     Obligations (cost $47,337,781)                                46,127,118
                                                                -------------

32                                                                   (continued)

Statements of net assets

Optimum Fixed Income Fund

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Agency  Mortgage-Backed Securities - 8.81%
--------------------------------------------------------------------------------
Fannie Mae
     5.50% 1/1/13                          USD     473,868      $     470,462
     5.73% 12/1/08                                  98,951             99,724
     6.50% 8/1/17                                  186,630            190,421
     6.765% 1/1/07                                 128,340            128,500
     7.13% 1/1/12                                  342,251            343,427
b*Fannie Mae ARM
     3.249% 10/1/33                                803,220            804,084
     5.068% 8/1/35                                 427,078            418,362
Fannie Mae Relocation 15 yr
     4.00% 9/1/20                                  909,159            849,496
Fannie Mae Relocation 30 yr
     5.00% 11/1/33                                  61,534             59,208
     5.00% 1/1/34                                  166,529            160,174
     5.00% 2/1/34                                   72,520             69,778
     5.00% 8/1/34                                  136,386            131,059
     5.00% 11/1/34                                 298,145            286,499
     5.00% 4/1/35                                  409,728            393,211
     5.00% 10/1/35                                 313,819            301,168
     5.00% 1/1/36                                  747,825            717,679
Fannie Mae S.F. 15 yr TBA
     5.00% 3/1/35                                  415,000            404,625
Fannie Mae S.F. 20 yr
     5.00% 9/1/23                                  629,790            606,370
     5.00% 4/1/25                                  927,479            891,249
     5.00% 8/1/25                                1,220,810          1,173,122
     5.50% 7/1/24                                1,269,665          1,251,017
     5.50% 10/1/24                                 405,690            399,732
     5.50% 12/1/24                               1,280,715          1,261,905
     5.50% 8/1/25                                  640,371            630,365
Fannie Mae S.F. 30 yr
     4.50% 8/1/33                                  613,932            569,230
     4.50% 10/1/33                               2,529,620          2,345,432
     5.00% 10/1/33                                 418,349            399,523
     5.00% 2/1/34                                  369,132            352,521
     5.00% 5/1/34                                  314,482            300,035
     5.50% 3/1/29                                  247,560            242,686
     5.50% 4/1/29                                  126,779            124,283
     5.50% 12/1/33                                 279,627            273,597
     6.50% 11/1/33                                  66,304             67,733
     6.50% 11/1/35                               1,767,509          1,803,964
     6.50% 1/1/36                                  469,955            479,648
     6.50% 2/1/36                                2,613,338          2,669,300
     6.50% 3/1/36                                1,990,000          2,031,044
     7.00% 11/1/35                               1,077,261          1,109,915
     7.50% 3/1/32                                    3,473              3,629
     7.50% 4/1/32                                   17,285             18,062
     7.50% 6/1/32                                   18,133             18,949
Fannie Mae S.F. 30 yr TBA
     5.00% 4/1/35                                3,045,000          2,899,412
     5.50% 4/1/36                                9,660,000          9,430,576
     6.00% 4/1/36                                1,425,000          1,425,000
     6.50% 4/1/36                                1,510,000          1,540,672

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities (continued)
--------------------------------------------------------------------------------
Freddie Mac
     5.00% 4/1/33                        USD     1,625,000      $   1,546,289
     6.00% 8/1/35                                  861,190            858,224
     7.00% 1/1/08                                  202,876            204,271
b* Freddie Mac ARM
     2.996% 12/1/33                                877,058            869,405
     3.733% 4/1/34                                  78,996             78,921
Freddie Mac Relocation 30 yr
     5.00% 9/1/33                                    7,301              7,039
Freddie Mac S.F. 20 yr
     5.50% 10/1/23                               1,119,882          1,104,484
     5.50% 8/1/24                                  274,182            270,240
     5.50% 9/1/24                                  469,706            462,954
     6.00% 12/1/25                               1,237,614          1,244,962
Freddie Mac S.F. 30 yr
     5.00% 4/1/35                                  910,433            868,894
     6.00% 10/1/33                                  58,702             58,794
     6.50% 10/1/33                                  17,293             17,649
     6.50% 11/1/33                                 138,691            141,551
     6.50% 1/1/35                                  686,838            701,863
GNMA II
     6.00% 4/20/34                                 115,994            116,863
     7.00% 8/20/34                                  82,319             85,097
                                                                -------------

Total Agency Mortgage-Backed
      Securities (cost $49,456,664)                                48,784,348
                                                                -------------


--------------------------------------------------------------------------------
Agency Obligations - 1.45%
--------------------------------------------------------------------------------
Fannie Mae
     3.00% 8/15/07                                 455,000            442,566
     ^5.328% 10/9/19                             9,250,000          4,292,785
Fannie Mae 6.375% 8/15/07                  AUD     450,000            324,929
b* Farm Credit Bank
     7 .561% 11/29/49                      USD     136,000            145,842
^Financing Corporation Fico Strip
     CPN D 5.08% 9/26/11                           170,000            129,156
     CPN 13 5.161% 12/27/12                        135,000             95,405
     PRN 4.569% 9/26/19                          2,575,000          1,261,379
     PRN 16 4.741% 4/5/19                          630,000            317,237
Freddie Mac 4.75% 1/19/16                          410,000            396,582
^Resolution Funding Strip Interest
     5.24% 10/15/25                              1,650,000            600,666
                                                                -------------

Total Agency Obligations
      (cost $8,417,306)                                             8,006,547
                                                                -------------


--------------------------------------------------------------------------------
Collateralized  Debt Obligations - 0.04%
--------------------------------------------------------------------------------
@=# Magnetite Asset Investor Series 3
     C1 144A 8.786% 1/31/08                        250,000            252,047
                                                                -------------

Total Collateralized Debt Obligation
   (cost $250,000)                                                    252,047
                                                                -------------

                                                                  (continued) 33

Statements of net assets

Optimum Fixed Income Fund

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities - 4.60%
--------------------------------------------------------------------------------
b* Banc of America Commercial
     Mortgage Securities
     Series 2005-1 AJ
     5.153% 11/10/42                       USD   1,160,000      $   1,126,356
     Series 2005-2 A5
     4.857% 7/10/43                                 40,000             37,973
     Series 2005-5 A4
     5.115% 10/10/45                             2,125,000          2,056,565
     Series 2006-1 AJ 5.46% 9/10/45                220,000            216,175
#Bear Stearns Commercial Mortgage
     Securities Series 2004-ESA E 144A
     5.064% 5/14/16                                420,000            416,963
b* Citigroup/Deutsche Bank Commercial
     Mortgage Trust Series 2005-CD1 AJ
     5.40% 7/15/44                                  45,000             43,732
t#Commercial Mortgage Pass Through
     Certificates Series 2001-J1A A2 144A
     6.457% 2/14/34                                284,541            294,326
#Crown Castle Towers
     Series 2005-1A C 144A
     5.074% 6/15/35                                175,000            168,647
Deutsche Mortgage & Asset Receiving
     Series 1998-C1 D 7.231% 6/15/31             1,807,000          1,875,032
#First Union National Bank Commercial
     Mortgage Series 2001-C2 L 144A
     6.46% 1/12/43                                 200,000            195,493
First Union-Lehman Brothers-Bank of
     America Series 1998-C2 A2
     6.56% 11/18/35                                 60,749             61,893
General Electric Capital Commercial
     Mortgage Trust
     Series 2002-1A A3 6.269% 12/10/35             325,000            338,396
     Series 2005-C3 A3FX 4.863% 7/10/45            135,000            132,197
Greenwich Capital Commercial Funding
     Series 2005-GG3 A2 4.305% 8/10/42              60,000             57,905
  b*  Series 2005-GG3 AJ 4.859% 8/10/42            330,000            311,561
  b*  Series 2005-GG3 B 4.894% 8/10/42             555,000            523,628
GS Mortgage Securities
     Series 2005-GG4 A4
     4.761% 7/10/39                              2,180,000          2,054,592
     Series 2005-GG4 AJ
     4.782% 7/10/39                              2,282,000          2,136,572
     Series 2006-GG6 AJ 5.782% 4/10/38             245,000            244,236
#Hilton Hotel Pool Trust
     Series 2000-HLTA A1 144A
     7.055% 10/6/15                                 55,122             57,236
JPMor Chase Commercial
     Mortgage Securities
     Series 2002-C1 A3 5.376% 7/12/37              720,000            716,385
     Series 2002-C2 A2 5.05% 12/12/34              665,000            648,724
     Series 2003-C1 A2 4.985% 1/12/37               90,000             87,345
 b*  Series 2005-LDP5 A4
     5.179% 12/15/44                             1,505,000          1,470,331
 b*  Series 2005-LDP5 F 5.336% 12/15/44          2,300,000          2,227,862
 b*  Series 2006-CB14 AJ
     5.501% 12/12/44                               100,000             99,190

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities (continued)
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust
     Series 2002-C1 A4
     6.462% 3/15/31                        USD     245,000      $     258,024
     Series 2005-C3 AJ
     4.843% 7/15/40                              1,345,000          1,263,092
     Series 2006-C1 A2
     5.084% 2/15/31                                165,000            162,912
 Merrill Lynch Mortgage Trust
 b*  Series 2004-BPC1 A3
     4.467% 10/12/41                                85,000             80,960
 b*  Series 2005-CIP1 B
     5.10% 7/12/38                                 155,000            149,553
     #Series 2005-GGP1 E 144A
     4.33% 11/15/10                                110,000            108,264
     #Series 2005-GGP1 F 144A
     4.35% 11/15/10                                105,000            103,296
Morgan Stanley Capital I
     #Series 1999-FNV1 G 144A
     6.12% 3/15/31                                 140,000            140,115
     Series 2005-HQ6 A2A
     4.882% 8/13/42                                210,000            205,853
Mortgage Capital Funding
     Series 1998-MC3 A2
     6.337% 11/18/31                             1,185,015          1,202,059
#NYC Mortgage Loan Trust
     Series 1996 A3 144A 6.75% 9/25/19             125,707            127,050
#STRIPs III Series 2003-1A AFIX 144A
     3.308% 3/24/18                                 53,988             51,706
#Tower 144A
     Series 2004-2A A 4.232% 12/15/14              195,000            187,827
     Series 2006-1 B 5.588% 2/15/36                160,000            158,645
     Series 2006-1 C 5.707% 2/15/36                250,000            248,000
b* Wachovia Bank Commercial
     Mortgage Trust
     Series 2005-C20 AMFX
     5.179% 7/15/42                              2,095,000          2,020,202
     Series 2005-C22 A4
     5.441% 12/15/44                             1,395,000          1,370,145
     Series 2006-C23 AJ
     5.515% 1/15/45                                 20,000             19,688
                                                                -------------

Total Commercial Mortgage-Backed
      Securities (cost $26,023,578)                                25,456,706
                                                                -------------


--------------------------------------------------------------------------------
Corporate Bonds - 27.22%
--------------------------------------------------------------------------------
Banking - 3.19%
 #Banco BMG 144A 9.15% 1/15/16                     476,000            489,090
b* #Banco Santander 144A 5.22% 12/9/09             150,000            150,217
  Bank Nederlandse Gemeenten
     6.75% 9/21/11                          NZD  2,409,000          1,503,466
  Barclays Bank 6.278% 12/29/49             USD    200,000            191,956
b* #Chinatrust Communications Bank
     144A 5.625% 3/29/49                           635,000            598,037
  Citigroup 5.875% 2/22/33                         340,000            331,459
  Credit Suisse First Boston USA
     6.125% 11/15/11                               140,000            143,978

34 (continued)

Statements of net assets

Optimum Fixed Income Fund


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Banking (continued)
b* #DBS Capital Funding 144A
     7.657% 3/31/49 USD                            464,000      $     501,867
#Dresdner Funding Trust I 144A
     8.151% 6/30/31                                900,000          1,052,966
b* #HBOS 144A 5.92% 9/29/49                        300,000            290,158
 Kazkommerts International BV
     8.00% 11/3/15                                 572,000            592,649
 Mizuho Financial Group
     8.375% 12/29/49                             1,395,000          1,486,479
#Mizuho Financial Group 144A
     5.79% 4/15/14                                 175,000            175,720
 Popular North America
     4.25% 4/1/08                                  320,000            312,234
     5.20% 12/12/07                              2,500,000          2,486,726
 Popular North America Capital Trust
     6.564% 9/15/34                                385,000            375,643
b* #Rabobank Capital Funding II 144A
     5.26% 12/29/49                                200,000            192,537
b* RBS Capital Trust I 4.709% 12/29/49             175,000            162,293
   Regions Financial 6.375% 5/15/12                310,000            323,876
b* #Resona Bank 144A 5.85% 9/29/49                 510,000            495,791
 b* #Resona Preferred Global Securities
  Cayman 144A 7.191% 12/29/49                    1,315,000          1,374,387
 Royal Bank of Scotland
     9.118% 3/31/49                                124,000            139,058
 Russian Agriculture Bank
     6.875% 11/29/10                               795,000            802,217
b* #Shinsei Finance 144A 6.418% 1/29/49            570,000            562,057
b* #Svenska Hanelbanken 144A
     7.125% 3/29/49                                355,000            361,376
 Wachovia Bank NA 5.60% 3/15/16                    875,000            868,074
 Wachovia Capital Trust III
     5.80% 8/29/49                               1,065,000          1,047,448
#Washington Mutual Preferred Funding
 Cayman 144A 7.25% 3/29/49                         400,000            391,993
 Western Financial Bank 9.625% 5/15/12             210,000            236,775
                                                                -------------
                                                                   17,640,527
                                                                -------------

Basic Industry - 1.97%
   Abitibi-Consolidated
     6.95% 12/15/06                                135,000            136,519
     7.875% 8/1/09                                 720,000            718,200
   AK Steel 7.875% 2/15/09                         275,000            277,750
   Aleris International 9.00% 11/15/14             290,000            305,225
   Alrosa Finance 8.875% 11/17/14                  321,000            366,935
@#Alrosa Finance 144A 8.875% 11/17/14              498,000            568,965
  Barrick Gold Finance 7.50% 5/1/07                115,000            117,556
  Bowater
     9.00% 8/1/09                                  275,000            287,375
     9.50% 10/15/12                                440,000            468,600
  Celulosa Arauco
     5.125% 7/9/13                                 325,000            307,659
     5.625% 4/20/15                                510,000            491,213
     7.75% 9/13/11                                 360,000            390,131
#Codelco 144A 5.625% 9/21/35                       285,000            269,849


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Basic Industry (continued)
   Donohue Forest Products
     7.625% 5/15/07                        USD     305,000      $     309,575
#Evraz Group 144A
     8.25% 11/10/15                                799,000            808,988
   Georgia-Pacific
     8.875% 5/15/31                                885,000            955,800
     9.50% 12/1/11                                 165,000            181,500
   Huntsman International
     10.125% 7/1/09                                 70,000             72,100
#Ineos Group Holdings 144A
     8.50% 2/15/16                                  75,000             71,625
 Lubrizol 4.625% 10/1/09                            70,000             67,874
 Lyondell Chemical 10.50% 6/1/13                    30,000             33,375
#Nell AF Sarl 144A 8.375% 8/15/15                  150,000            149,625
 Newmont Mining 5.875% 4/1/35                      449,000            421,171
 Norske Skog 8.625% 6/15/11                        400,000            404,000
#Port Townsend Paper 144A
     12.00% 4/15/11                                295,000            233,050
 Potlatch 13.00% 12/1/09                           175,000            205,111
 Rhodia 8.875% 6/1/11                              219,000            226,665
 Smurfit Capital Funding 7.50% 11/20/25            550,000            514,250
 Solutia 6.72% 10/15/37                            375,000            319,688
 Southern Peru Copper 7.50% 7/27/35                555,000            541,444
 Tembec Industries 8.625% 6/30/09                  525,000            318,938
 Vale Overseas 6.25% 1/11/16                       220,000            217,525
 Weyerhaeuser 7.125% 7/15/23                        50,000             51,501
 Witco 6.875% 2/1/26                               125,000            118,750
                                                                -------------

                                                                   10,928,532
                                                                -------------

Brokerage - 0.56%
   Amvescap 4.50% 12/15/09                         350,000            337,447
   E Trade Financial 8.00% 6/15/11                 460,000            480,125
   Franklin Resources 3.70% 4/15/08                 45,000             43,584
   Goldman Sachs
     4.75% 7/15/13                                 185,000            175,037
     6.345% 2/15/34                                335,000            333,284
   LaBranche & Co.
     9.50% 5/15/09                                 195,000            209,625
     11.00% 5/15/12                                250,000            278,750
b* Merrill Lynch 4.79% 3/12/07                     215,000            213,695
   Morgan Stanley
     4.75% 4/1/14                                   85,000             79,433
     5.375% 10/15/15                               975,000            946,103
                                                                -------------

                                                                    3,097,083
                                                                -------------

Capital Goods - 0.65%
   Allied Waste North America
     9.25% 9/1/12                                  325,000            352,219
   Armor Holdings 8.25% 8/15/13                    245,000            263,988
  #BAE Systems Series 2001 AT 144A
     7.156% 12/15/11                               372,665            385,237
   Casella Waste Systems 9.75% 2/1/13              410,000            440,749
   General Electric 5.00% 2/1/13                   345,000            336,060
   Geo Subordinate 11.00% 5/15/12                  275,000            272,250
   Graham Packaging 9.875% 10/15/14                225,000            228,938

                                                                 (continued) 35

Statements of net assets

Optimum Fixed Income Fund


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Capital Goods (continued)
   Graphic Packaging International
     9.50% 8/15/13                      USD         85,000      $      79,900
   Interface 10.375% 2/1/10                        235,000            258,500
   Intertape Polymer 8.50% 8/1/14                  270,000            267,300
  #Panolam Industrial 144A
     10.75% 10/1/13                                110,000            107,250
   Tyco International Group
     6.875% 1/15/29                                342,000            358,133
     7.00% 6/15/28                                 227,000            239,520
                                                                -------------

                                                                    3,590,044
                                                                -------------

Communications  4.52%
  JAdelphia Communications
     8.125% 7/15/06                                205,000            123,000
   American Cellular 10.00% 8/1/11                 135,000            147,150
   American Tower 7.125% 10/15/12                  265,000            276,925
   AT&T 9.05% 11/15/11                             325,000            351,734
   BellSouth 4.20% 9/15/09                         130,000            124,833
   British Telecommunications
     8.875% 12/15/30                             1,267,000          1,625,512
  #C&M Finance 144A 8.10% 2/1/16                   298,000            298,704
   CCH I Notes 11.00% 10/1/15                      345,000            288,506
   Centennial Communications
     10.00% 1/1/13                                 140,000            146,125
  JCentury Communications 9.50% 9/1/06             210,000            206,850
   Cenveo 9.625% 3/15/12                           160,000            173,000
   Charter Communication Holdings
     11.125% 1/15/11                               325,000            173,875
     13.50% 1/15/11                                350,000            204,750
  #Charter Communications Operating 144A
     8.375% 4/30/14                                225,000            225,563
   Cincinnati Bell 8.375% 1/15/14                  390,000            398,288
b* #Cleveland Unlimited 144A
     13.16% 12/15/10                               100,000            103,000
   Comcast
     6.45% 3/15/37                                 250,000            241,336
     6.50% 11/15/35                                 95,000             92,475
   Comcast Cable Communications    Holdings
     9.455% 11/15/22                               531,000            671,404
   Comcast Cablevision 9.00% 9/1/08                339,000            364,417
   Cox Communications 4.625% 1/15/10               175,000            167,899
   CSC Holdings
     8.125% 7/15/09                                100,000            103,875
     8.125% 8/15/09                                150,000            155,625
     10.50% 5/15/16                                385,000            407,138
   Deutsche Telekom International Finance
     5.12% 3/23/09                                 615,000            615,654
     5.75% 3/23/16                               1,115,000          1,091,264
   Dex Media East 12.125% 11/15/12                 150,000            172,125
  #Digicel Limited 144A 9.25% 9/1/12               100,000            106,250
   GTE 7.90% 2/1/27                                670,000            700,699
   GTE California 7.65% 3/15/07                    685,000            698,840
   Inmarsat Finance 10.375% 11/15/12             1,470,000          1,256,849
   Insight Midwest 10.50% 11/1/10                1,133,000          1,198,147
   iPCS 11.50% 5/1/12                               45,000             51,525


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Communications (continued)
b* IWO 8.35% 1/15/12                       USD      30,000      $      31,388
b* Liberty Media 6.41% 9/17/06                     137,000            137,732
   MCI 6.908% 5/1/07                               226,000            228,825
   Mediacom Capital 9.50% 1/15/13                  480,000            477,600
  #News America 144A 6.40% 12/15/35                193,000            185,130
   Qwest
     7.875% 9/1/11                                  90,000             96,525
     8.16% 6/15/13                                 100,000            110,500
  #RH Donnelley 144A 8.875% 1/15/16                270,000            282,150
   Rural Cellular 9.875% 2/1/10                    175,000            187,688
b* #Rural Cellular 144A 10.43% 11/1/12             120,000            125,100
   SBC Communications 5.875% 2/1/12                463,000            466,309
   Sheridan Group 10.25% 8/15/11                   160,000            165,400
   Sirius Satellite Radio 9.625% 8/1/13            275,000            269,500
   Sprint Capital
     4.78% 8/17/06                                 210,000            209,586
     7.625% 1/30/11                                365,000            395,145
   TCI Communications
     8.75% 8/1/15                                  432,000            506,314
     9.875% 6/15/22                                290,000            377,189
     10.125% 4/15/22                               329,000            432,260
   Telecom Italia Capital
     4.00% 1/15/10                                 905,000            851,515
     4.95% 9/30/14                                 560,000            516,182
     5.25% 11/15/13                              1,030,000            977,431
  #Telecom Personal 144A
     9.25% 12/22/10                                547,000            564,778
   Telefonos de Mexico 4.50% 11/19/08              395,000            385,073
   THOMSON 5.75% 2/1/08                             85,000             85,432
   Time Warner Entertainment
     8.375% 3/15/23                                170,000            192,663
   Triton Communications 9.375% 2/1/11             230,000            157,550
b* US LEC 12.716% 10/1/09                          125,000            135,625
   US Unwired 10.00% 6/15/12                       295,000            332,244
   Verizon Global Funding 7.75% 12/1/30            578,000            640,392
   Verizon New England 6.50% 9/15/11                11,000             11,180
   Verizon Wireless 5.375% 12/15/06                490,000            490,137
   Vertis 10.875% 6/15/09                          435,000            429,563
   Vimpel Communications
     10.00% 6/16/09                                507,000            546,293
  #Wind Acquisition Finance 144A
     10.75% 12/1/15                                465,000            504,525
   XM Satellite Radio 12.00% 6/15/10               468,000            524,745
                                                                -------------

                                                                   24,993,006
                                                                -------------

Consumer Cyclical - 4.37%
   Accuride 8.50% 2/1/15                           175,000            174,344
   Auburn Hills Trust 12.375% 5/1/20               181,000            263,508
   Brickman Group 11.75% 12/15/09                   95,000            103,669
   Carrols 9.00% 1/15/13                           125,000            126,250
  #CCM Merger 144A 8.00% 8/1/13                    305,000            305,000
   Centex
  b* 4.93% 8/1/07                                  230,000            230,109
     5.45% 8/15/12                                 431,000            418,167

36                                                                   (continued)

Statements of net assets

Optimum Fixed Income Fund

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Consumer Cyclical (continued)
   Corrections Corporation of America
     7.50% 5/1/11                          USD     308,000      $     318,780
   CVS 3.875% 11/1/07                              240,000            234,710
   DaimlerChrysler NA Holdings
     4.75% 1/15/08                                 416,000            410,343
  b* 5.21% 10/31/08                                467,000            469,112
  b* 5.33% 3/13/09                               1,110,000          1,111,093
  #Dave & Busters 144A
     11.25% 3/15/14                                135,000            137,363
     DR Horton 5.25% 2/15/15                       640,000            586,593
   Ford Motor 7.45% 7/16/31                      1,120,000            837,200
   Ford Motor Credit
     5.625% 10/1/08                                 55,000             50,325
     5.70% 1/15/10                                 165,000            146,545
     6.50% 1/25/07                                 697,000            694,466
     6.625% 6/16/08                                290,000            274,618
  #Galaxy Entertainment Finance 144A
     9.875% 12/15/12                             1,064,000          1,113,209
   Gaylord Entertainment
     8.00% 11/15/13                                245,000            256,638
   General Motors 8.375% 7/15/33                   255,000            188,063
   General Motors Acceptance Corporation
     6.75% 12/1/14                                 155,000            139,752
     6.875% 9/15/11                              1,715,000          1,600,278
     8.00% 11/1/31                               3,190,000          3,022,766
   Harrahs Operating
     5.625% 6/1/15                               1,118,000          1,073,119
     5.75% 10/1/17                                 134,000            127,145
   Home Depot 5.40% 3/1/16                         520,000            514,712
   Johnson Controls 5.00% 11/15/06                  80,000             79,734
   Landrys Restaurant 7.50%       12/15/14         190,000            184,300
   Lodgenet Entertainment
     9.50% 6/15/13                                 595,000            645,575
   Mandalay Resort Group
     9.50% 8/1/08                                  260,000            277,875
     10.25% 8/1/07                                  75,000             79,313
   Metaldyne 10.00% 11/1/13                        310,000            291,400
   MGM Mirage 9.75% 6/1/07                          80,000             83,700
  #Neiman Marcus 144A
     9.00% 10/15/15                                375,000            398,438
     10.375% 10/15/15                              885,000            944,738
  OCharleys 9.00% 11/1/13                           80,000            184,500
   Penney (J.C.)
     7.375% 8/15/08                                190,000            198,217
     7.40% 4/1/37                                   85,000             92,073
     7.65% 8/15/16                                 125,000            138,290
   Playtex Products 9.375% 6/1/11                  245,000            257,250
   Pulte Homes
     6.25% 2/15/13                                 181,000            181,016
     7.875% 8/1/11                                 535,000            578,582
   Royal Caribbean Cruises
     7.25% 3/15/18                                  73,000             76,858
   Target 5.95% 5/15/06                             75,000             75,060
   Time Warner
     7.625% 4/15/31                                870,000            950,493
     8.18% 8/15/07                                 395,000            409,178

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Consumer Cyclical (continued)
  ITown Sports International
     11.00% 2/1/14                      USD        145,000      $     110,381
   True Temper Sports
     8.375% 9/15/11                                350,000            322,000
  #Uno Restaurant 144A
     10.00% 2/15/11                                175,000            142,625
   Visteon
     7.00% 3/10/14                                  50,000             38,750
     8.25% 8/1/10                                1,725,000          1,431,749
   Warnaco 8.875% 6/15/13                          195,000            208,163
   Warner Music Group
     7.375% 4/15/14                                425,000            422,875
   Wheeling Island Gaming
     10.125% 12/15/09                              410,000            431,013
                                                                -------------
                                                                   24,162,023
                                                                -------------

Consumer Non-Cyclical  1.75%
   Accellent 10.50% 12/1/13                        180,000            193,050
  #AmerisourceBergen 144A
     5.875% 9/15/15                                430,000            425,081
   Amgen 4.00% 11/18/09                             80,000             76,573
  #Angiotech Pharmaceuticals 144A
     7.75% 4/1/14                                  225,000            228,375
   Biovail 7.875% 4/1/10                         1,067,000          1,093,675
   Constellation Brands 8.125% 1/15/12             240,000            252,900
   Cott Beverages 8.00% 12/15/11                   350,000            359,625
  #CRC Health 144A 10.75% 2/1/16                   300,000            310,500
   Doane Pet Care 10.625%  11/15/15                160,000            170,400
   Dole Food 8.875% 3/15/11                        100,000            99,500
   Gold Kist 10.25% 3/15/14                        150,000            162,750
   HCA 5.50% 12/1/09                               210,000            205,647
  #Highmark 144A 6.80% 8/15/13                     206,000            214,924
   Kraft Foods
     4.125% 11/12/09                               240,000            229,600
     6.50% 11/1/31                                 105,000            109,908
  #Le-Natures 144A 10.00% 6/15/13                  305,000            321,775
   Marsh Supermarket 8.875% 8/1/07                  35,000             32,638
   Medco Health Solutions
     7.25% 8/15/13                                 915,000            986,603
   MedPartners 7.375% 10/1/06                      595,000            600,950
  #Miller Brewing 144A 4.25%  8/15/08              280,000            273,314
   National Beef Packing 10.50%  8/1/11            245,000            248,675
   Pilgrims Pride 9.625% 9/15/11                   255,000            267,113
   Pinnacle Foods Holdings 8.25% 12/1/13           125,000            124,375
   RJ Reynolds Tobacco Holdings
     6.50% 6/1/07                                  165,000            166,650
b* Safeway 5.315% 3/27/09                          595,000            595,302
   US Oncology
     9.00% 8/15/12                                 160,000            166,400
     10.75% 8/15/14                                310,000            340,225
   UST 6.625% 7/15/12                              265,000            275,378
   IVanguard Health 11.25% 10/1/15                 510,000            374,850
  #Warner Chilcott 144A 9.25% 2/1/15               399,000            398,003
   Wyeth 5.50% 2/1/14                              400,000            395,304
                                                                -------------
                                                                    9,700,063
                                                                -------------

                                                                  (continued) 37

Statements of net assets

Optimum Fixed Income Fund

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Electric - 2.49%
   America Electric Power
     4.709% 8/16/07                        USD     965,000      $     956,006
   Avista
     7.75% 1/1/07                                   85,000             86,219
     9.75% 6/1/08                                  140,000            151,643
// #Calpine 144A 9.90% 7/15/07                     146,625            137,094
   CC Fund Trust I 6.90% 2/16/07                   660,000            667,329
  #Centrais Eletricas Brasileiras 144A
     7.75% 11/30/15                              1,177,000          1,229,965
   Consumer Energy 5.00% 2/15/12                   530,000            510,139
   Dominion Resources
     5.687% 5/15/08                                495,000            496,124
     5.95% 6/15/35                                 515,000            476,396
   Duke Capital
     4.302% 5/18/06                                355,000            354,794
     5.668% 8/15/14                                190,000            188,047
  #Dynegy Holdings 144A
     10.125% 7/15/13                               335,000            384,228
   Elwood Energy 8.159% 7/5/26                     245,514            262,632
   Entergy Louisiana 6.30% 9/1/35                  190,000            182,179
   Entergy Mississippi 5.92% 2/1/16                310,000            305,731
  #FPL Energy National 144A
     5.608% 3/10/24                                456,182            439,368
   Indiana Michigan Power
     6.125% 12/15/06                               190,000            190,881
   Midwest Generation
     8.30% 7/2/09                                  190,000            196,324
     8.75% 5/1/34                                  270,000            293,625
   Mirant Americas Generation
     8.30% 5/1/11                                  400,000            416,000
   Nisource Finance 3.20% 11/1/06                   55,000             54,339
   NRG Energy 7.25% 2/1/14                         400,000            407,500
   Oncor Electric Delivery 7.00% 5/1/32             35,000             37,987
   Orion Power Holdings 12.00% 5/1/10              180,000            203,850
   Pacificorp 6.375% 5/15/08                       290,000            296,506
  #Pedernales Electric 144A
     6.202% 11/15/32         620,000               642,131
   Pepco Holdings 5.50% 8/15/07                    390,000            390,168
  #Power Contract Financing 144A
     6.256% 2/1/10           260,000               261,548
   Progress Energy 7.00% 10/30/31                  505,000            544,393
   PSI Energy 6.12% 10/15/35                       753,000            733,241
   Puget Energy 7.69% 2/1/11                       250,000            272,788
b* SCANA 4.97% 3/1/08                              185,000            185,290
   Southern California Edison
  b* 4.965% 12/13/07                               190,000            190,151
     6.00% 1/15/34                                 155,000            154,215
   Southern Capital Funding 5.30% 2/1/07           200,000            199,209
  #TXU Australia 144A 6.15% 11/15/13               375,000            386,045
   TXU Energy 7.00% 3/15/13                        384,000            400,510
   Westar Energy 5.95% 1/1/35                      472,000            439,689
   Xcel Energy 7.00% 12/1/10                        80,000             84,389
                                                                -------------
                                                                   13,808,673
                                                                -------------

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Energy - 0.46%
   Bluewater Finance
     10.25% 2/15/12                        USD     165,000      $     174,075
  #Canadian Oil Sands 144A
     4.80% 8/10/09                                 155,000            150,742
   Compton Petroleum Finance
     7.625% 12/1/13                                100,000            100,500
  #Hilcorp Energy 144A
     7.75% 11/1/15                                 250,000            250,624
     10.50% 9/1/10                                  95,000            105,094
   Nexen 5.875% 3/10/35                            200,000            187,055
   Quicksilver Resources 7.125% 4/1/16             150,000            148,875
b* Secunda International 12.60% 9/1/12             170,000            182,750
   SESI 8.875% 5/15/11                             150,000            157,500
   Siberian Oil 10.75% 1/15/09                     445,000            497,910
   Talisman Energy 5.125% 5/15/15                  170,000            163,152
   USX 9.125% 1/15/13                               15,000             17,873
   Valero Energy 6.125% 4/15/07                     40,000             40,313
  #VeraSun Energy 144A
     9.875% 12/15/12                               190,000            202,350
   Weatherford International
     4.95% 10/15/13                                 20,000             19,246
   Whiting Petroleum 7.25% 5/1/13                  130,000            130,325
                                                                -------------
                                                                    2,528,384
                                                                -------------

Finance Companies - 2.10%
   American General Finance
     4.00% 3/15/11                                 864,000            806,586
     4.875% 5/15/10                                650,000            633,847
     4.875% 7/15/12                                985,000            942,407
b* Berkshire Hathaway 4.61% 1/11/08                195,000            195,366
  #Festival Fun Park 144A
     10.875% 4/15/14                               100,000            101,188
   FINOVA Group 7.50% 11/15/09                     605,000            204,188
   FTI Consulting 7.625% 6/15/13                   200,000            211,500
   HSBC Finance 4.625% 9/15/10                     500,000            482,601
b* HSBC Finance Capital Trust IX
     5.911% 11/30/35                               500,000            491,457
b* #ILFC E-Capital Trust II 144A
     6.25% 12/21/65                                380,000            364,829
   International Lease Finance
     4.625% 6/2/08                                  40,000             39,397
  #Mantis Reef 144A 4.692% 11/14/08              1,100,000          1,070,540
b* MUFG Capital Finance 1
     6.346% 7/29/49                              2,045,000          2,019,706
   Residential Capital
     6.00% 2/22/11                                 980,000            973,189
     6.125% 11/21/08                               635,000            636,399
     6.375% 6/30/10                                257,000            259,145
     6.875% 6/30/15                              1,430,000          1,493,343
   SLM 6.50% 6/15/10                     NZD     1,170,000            719,597
                                                                -------------
                                                                   11,645,285
                                                                -------------

38                                                                   (continued)

Statements of net assets

Optimum Fixed Income Fund

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Industrial - Other  0.40%
   Adesa 7.625% 6/15/12                   USD      245,000      $     251,738
  #Autopista Del Maipo 144A
     7.373% 6/15/22                                650,000            728,257
   Foster Wheeler Series A
     10.359% 9/15/11                                44,000             48,840
   Interline Brands 11.50% 5/15/11                 283,000            313,776
  #Knowledge Learning 144A
     7.75% 2/1/15                                  145,000            138,838
   Mueller Group 10.00% 5/1/12                     275,000            302,500
   I Mueller Holdings 14.75% 4/15/14               305,000            250,100
   Trimas 9.875% 6/15/12                           215,000            197,800
                                                                -------------
                                                                    2,231,849
                                                                -------------

Insurance - 2.55%
   21st Century Insurance 5.90% 12/15/13           275,000            268,014
  #ASIF Global Financing 144A
     3.85% 11/26/07                                 42,000             41,074
  #Farmers Exchange Capital 144A
     7.05% 7/15/28                                 555,000            564,512
  #Farmers Insurance Exchange 144A
     6.00% 8/1/14                                  140,000            138,288
     8.625% 5/1/24                                 615,000            720,254
  #Liberty Mutual 144A 5.75% 3/15/14                90,000             87,625
   Marsh & McLennan
  b* 4.72% 7/13/07                                 400,000            399,698
     5.15% 9/15/10                                 310,000            303,308
     5.375% 3/15/07                                210,000            209,470
   MetLife 5.00% 6/15/15                           205,000            195,458
  #Nationwide Mutual Insurance 144A
     7.875% 4/1/33                                 355,000            407,967
  #Nippon Life Insurance 144A
     4.875% 8/9/10                                 345,000            334,659
  #NLV Financial 144A 6.50% 3/15/35                720,000            660,286
tb*#North Front Pass Through Trust 144A
     5.81% 12/15/24                                500,000            486,764
b* #Oil Insurance 144A 5.15% 8/15/33               390,000            384,090
  #Pennsylvania Mutual Life Insurance 144A
     6.65% 6/15/34                                 419,000            440,804
   Reinsurance Group 6.75% 12/15/65                655,000            622,477
   St. Paul Travelers 5.01% 8/16/07                355,000            351,952
  #Symetra Financial 144A
     6.125% 4/1/16                               1,125,000          1,119,183
tb* #Twin Reefs Pass Through Trust 144A
     5.698% 12/31/49                               400,000            400,396
   United Healthcare
     5.375% 3/15/16                                470,000            460,404
     5.80% 3/15/36                                 365,000            348,777
  #UnumProvident Finance 144A
     6.85% 11/15/15                                270,000            274,972
   WellPoint
     4.25% 12/15/09                                140,000            134,550
     5.25% 1/15/16                               1,295,000          1,251,172
     5.85% 1/15/36                                 205,000            194,350

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Insurance (continued)
   Willis Group
     5.125% 7/15/10                      USD       575,000      $     563,422
     5.625% 7/15/15                                725,000            707,556
  #ZFS Finance USA 144A
     6.15% 12/15/65                              1,000,000            974,866
     6.45% 12/15/65                              1,105,000          1,065,209
                                                                -------------
                                                                   14,111,557
                                                                -------------

Natural Gas - 0.72%
  #Atlas Pipeline Partners 144A
     8.125% 12/15/15                               300,000            314,250
b* Atmos Energy 4.975% 10/15/07                    255,000            255,339
  #Copano Energy 144A 8.125% 3/1/16                 75,000             78,000
  #Dynegy Holdings 144A 8.375% 5/1/16              100,000            100,000
   El Paso Natural Gas 7.625% 8/1/10                55,000             57,613
   El Paso Production Holding 7.75% 6/1/13         150,000            156,188
   Enterprise Products Operating
     4.00% 10/15/07                                125,000            122,332
     4.625% 10/15/09                               355,000            343,337
     4.95% 6/1/10                                  310,000            300,980
     5.00% 3/1/15                                  327,000            303,927
     7.50% 2/1/11                                  317,000            338,733
   Inergy Finance 6.875% 12/15/14                   90,000             85,950
  #Inergy Finance 144A 8.25% 3/1/16                 75,000             77,250
   Kinder Morgan Finance 5.35% 1/5/11              455,000            448,206
   Oneok 5.51% 2/16/08                             335,000            334,633
b* Sempra Energy 5.24% 5/21/08                     240,000            240,422
   Tennessee Gas Pipeline 8.375% 6/15/32            65,000             74,495
   Valero Logistics Operations
     6.05% 3/15/13                                 350,000            354,439
                                                                -------------
                                                                    3,986,094
                                                                -------------

Real Estate - 0.33%
   American Real Estate 8.125% 6/1/12              265,000            273,613
   BF Saul REIT 7.50% 3/1/14                       280,000            288,400
   Developers Diversified Realty
     4.625% 8/1/10                                  95,000             91,227
     5.25% 4/15/11                                 100,000             97,623
     5.375% 10/15/12                               440,000            428,884
   ERP Operating 6.95% 3/2/11                       66,000             69,835
   HRPT Properties Trust 5.75% 2/15/14             170,000            166,108
   Tanger Properties 9.125% 2/15/08                200,000            211,015
   United Dominion Realty Trust
     3.90% 3/15/10                                 205,000            193,597
                                                                -------------
                                                                    1,820,302
                                                                -------------

Technology - 0.54%
   Chartered Semiconductor Manufacturing
     6.25% 4/4/13                                  252,000            249,727
   Cisco Systems 5.50% 2/22/16                     666,000            657,230
   Dell 6.55% 4/15/08                              150,000            153,276
   Magnachip Semiconductor
     8.00% 12/15/14                                485,000            455,900
   Motorola 4.608% 11/16/07                        140,000            138,485
   Sanmina-SCI 8.125% 3/1/16                        85,000             86,275

                                                                  (continued) 39

Statements of net assets

Optimum Fixed Income Fund

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Technology (continued)
  #Solectron 144A 8.00% 3/15/16            USD     200,000      $     201,500
  #Sunguard Data Systems 144A
     10.25% 8/15/15                                540,000            571,050
  #Telcordia Technologies 144A
     10.00% 3/15/13                                535,000            492,200
                                                                -------------
                                                                    3,005,643
                                                                -------------

Transportation - 0.62%
   American Airlines
     6.817% 5/23/11                                175,000            171,938
     7.379% 5/23/16                                123,166            111,773
   Continental Airlines 6.503% 6/15/11             390,000            393,941
b* CSX 4.99% 8/3/06                                147,000            147,130
  #Erac USA Finance 144A
     5.30% 11/15/08                                100,000             99,513
     5.90% 11/15/15                                375,000            374,117
     7.35% 6/15/08                                 380,000            394,780
   IH-Lines Finance Holdings
     11.00% 4/1/13                                 391,000            326,485
  #Hertz 144A
     8.875% 1/1/14                                 140,000            145,950
     10.50% 1/1/16                                  55,000             59,950
   Horizon Lines 9.00% 11/1/12                     139,000            147,688
   Kansas City Southern Railway
     9.50% 10/1/08                                 255,000            273,488
   OMI 7.625% 12/1/13                              370,000            380,174
   Seabulk International 9.50% 8/15/13              90,000            100,350
   Stena 9.625% 12/1/12                            265,000            290,175
                                                                -------------
                                                                    3,417,452
                                                                -------------
Total Corporate Bonds   (cost   $153,344,928)                     150,666,517
                                                                -------------

--------------------------------------------------------------------------------
Foreign Agencies - 1.52%
--------------------------------------------------------------------------------
Austria - 0.23%
   Oesterreichesche Kontrollbank
     1.80% 3/22/10                       JPY   145,000,000          1,260,890
                                                                -------------
                                                                    1,260,890
                                                                -------------

Germany - 0.88%
   KFW
     4.75% 12/7/10                       GBP       368,000            641,150
     6.00% 2/28/11                       NZD       167,000            100,914
     6.50% 11/15/11                      NZD     3,918,000          2,435,543
   KFW International Finance
     1.75% 3/23/10                       JPY   107,000,000            928,686
   Rentenbank 1.375% 4/25/13             JPY    92,000,000            766,207
                                                                -------------
                                                                    4,872,500
                                                                -------------

Mexico - 0.15%
  #Pemex Master Trust 144A
     6.625% 6/15/35                      USD       440,000            425,590
     Pemex Project Funding Master Trust
     6.625% 6/15/35                      USD       411,000            397,540
                                                                -------------
                                                                      823,130
                                                                -------------


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Foreign Agencies (continued)
--------------------------------------------------------------------------------
Sweden - 0.21%
   Swedish Export Credit
     10.50% 9/30/15                      TRY     1,500,000      $   1,165,861
                                                                -------------
                                                                    1,165,861
                                                                -------------

Ukraine - 0.05%
   Exim of Ukraine 7.75% 9/23/09         USD       270,000            274,212
                                                                -------------
                                                                      274,212
                                                                -------------
Total Foreign Agencies (cost $8,974,165)                            8,396,593
                                                                -------------

--------------------------------------------------------------------------------
Municipal Bonds - 2.56%
--------------------------------------------------------------------------------
   Allentown, Pennsylvania
     3.98% 10/1/11 (AMBAC)                         320,000            299,782
   Aruba Airport Authority Series A
     7.70% 1/1/13 (MBIA)                           166,000            175,079
   Augusta, Georgia Water & Sewer
   Revenue 5.25% 10/1/39 (FSA)                     260,000            275,816
   California Industry Urban Development
   Agency Series 1A
     4.50% 5/1/10 (MBIA)                           195,000            188,271
   California State
     5.00% 2/1/33                                   60,000             61,461
     5.00% 2/1/33                                    5,000              5,115
   California State Economic Recovery
     Series A 5.25% 7/1/13                         105,000            113,836
   California State University Systemwide
     Revenue 5.00% 11/1/30 (AMBAC)                 195,000            203,009
   Colorado Department of Transportation
     Revenue Series B
     5.00% 12/15/12 (FGIC)                          85,000             90,506
   Delaware River Port Authority Series A
     7.54% 1/1/13 (FSA)                            805,000            892,874
   Escondido, California Revenue
     (Wastewater Capital Projects)
     Series B 5.75% 9/1/25 (MBIA)                  565,000            565,153
   Fairfield, California Pension Obligation
     Series B 5.42% 6/1/34 (AMBAC)                 765,000            724,424
   Forsyth, Montana Pollution
     Control Revenue
     (Portland General Project)
     Series A 5.20% 5/1/33                          20,000             20,516
   Fuller Road Management Corporation
   New York Lease Revenue
     (300MM North Facilities Project)
     Series A 5.21% 9/1/11 (XLCA)                1,555,000          1,532,467
   Hoboken, New Jersey
     6.50% 4/1/26 (MBIA)                            25,000             27,470
     Series B 4.26% 2/1/10 (MBIA)                  325,000            312,783
     Series B 5.33% 2/1/18 (MBIA)                  335,000            329,097
   Illinois State Taxable Pension
     5.10% 6/1/33                                  120,000            112,507

40                                                                   (continued)

Statements of net assets

Optimum Fixed Income Fund

                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
   La Quinta, California Redevelopment
     Agency Tax Allocation Project #1
     5.45% 9/1/13 (AMBAC)                  USD     295,000      $     292,012
     6.24% 9/1/23 (AMBAC)                          230,000            238,009
   Los Angeles, California
     Community Redevelopment
     Series B 5.83% 12/1/17 (FSA)                  525,000            531,179
     Series D 5.60% 7/1/18 (MBIA)                   80,000             78,774
   Manchester, New Hampshire Series C
     5.375% 12/1/11 (FGIC)                         110,000            110,300
   Massachusetts Health & Education
     Facilities Authority Revenue
     Series A 5.00% 7/15/36                        355,000            370,936
   Metropolitan Washington,
     District of Columbia Airport Authority
     Series C 4.62% 10/1/10 (FGIC)                  15,000             14,618
   New Jersey Economic Development
     Authority Revenue Cigarette Tax
     5.75% 6/15/29                                 100,000            105,299
   New York State Sales Tax Asset  Receivables
     Series A 5.25% 10/15/27 (AMBAC)               155,000            166,172
   New York State Urban Development
     Series A-1 5.25% 3/15/34 (FGIC)               125,000            132,685
   Oregon State 5.892% 6/1/27                       65,000             67,216
   Oregon State Local Governments
     3.145% 6/1/06 (AMBAC)                         325,000            324,071
   Philadelphia, Pennsylvania Authority
     for Industrial Development Pension
     Funding Retirement System
     Series A 5.64% 4/15/06 (MBIA)               1,103,000          1,103,243
   Reeves County, Texas Certificates
     Participation 7.25% 6/1/11 (ACA)              455,000            461,288
   Sacramento County, California Public
     Finance Authority Revenue
     (Housing Tax County Project) Series B
     3.82% 12/1/08 (FGIC)                           65,000             62,813
     5.18% 12/1/13 (FGIC)                          105,000            102,439
   San Diego, California Redevelopment
     Tax Allocation Series C
     5.81% 9/1/19 (XLCA)                           645,000            647,303
   South Texas Detention Complex
     Local Development Corporation
     Revenue 4.92% 2/1/14 (MBIA)                  ,150,000          1,108,922
   University Enterprises Series B
     5.42% 10/1/37 (FGIC)                        1,455,000          1,381,245
   Waterbury, Connecticut Series B
     5.43% 4/1/09 (FSA)                            329,000            328,757
   West Virginia Economic
     Development Authority
     5.37% 7/1/20 (MBIA)                           590,000            581,581
     6.07% 7/1/26                                   45,000             45,610
                                                                -------------
Total Municipal Bonds
     (cost $14,429,611)                                            14,184,638
                                                                -------------


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Non-Agency Asset-Backed Securities - 4.60%
--------------------------------------------------------------------------------
   #ABSC NIMs Trust
     Series 2004-HE1 A 144A
     7.00% 1/17/34                        USD        1,225      $       1,216
  #Aegis Asset Backed
     Securities Trust 144A
     Series 2005-3N N1
     4.75% 8/25/35                                 379,187            377,962
     Series 2005-5N N1
     4.50% 12/25/23                                798,198            788,266
b* Ameriquest Mortgage Securities
     Series 2006-R1 A2C
     5.008% 3/25/36                                335,000            334,996
   Capital One Auto Finance Trust
     Series 2003-A A4A
     2.47% 1/15/10                                  18,719             18,385
   Centex Home Equity
     Series 2002-A AF6 5.54% 1/25/32                58,361             58,166
   Citibank Credit Card Issuance Trust
     Series 2002-A1 A1 4.95% 2/9/09                265,000            264,211
     Series 2003-A7 A7 4.15% 7/7/17                 65,000             59,479
   Countrywide Asset-Backed Certificates
     #Series 2004-1 NIM Note 144A
     6.00% 5/25/34                                     230                227
     #Series 2004-2N N1 144A
     5.00% 2/25/35                                  10,177             10,096
     #Series 2004-BC1N Note 144A
     5.50% 4/25/35                                   3,993              3,941
     Series 2004-S1 A2 3.872% 3/25/20              230,000            225,666
  b* Series 2005-7 AF2 4.367% 7/25/35            1,465,000          1,441,747
  b* Series 2005-12 2A2 4.898% 2/25/36             575,000            568,451
  b* Series 2006-3 2A2 4.998% 6/25/36              800,000            799,991
  b* Series 2006-4 2A2 4.998% 7/25/36              935,000            935,000
   Credit-Based Asset Service
     and Securitization
     Series 2004-CB4 A3
     4.632% 5/25/35                                694,420            690,619
     Series 2005-CB8 AF1B 5.451%
     12/25/35                                    1,055,757          1,051,038
  #Drive Auto Receivables Trust
     Series 2005-2 A2 144A
     4.12% 1/15/10                               1,420,000          1,401,412
  #Encore Credit Receivables NIM  Trust
     Series 2005-4 Note 144A
     4.50% 1/25/36                                 766,170            756,426
  #First Franklin NIM Trust 144A
     Series 2004-FF6A Note
     5.75% 7/25/34                                  24,964             24,966
     Series 2004-FFH4 N1
     4.212% 1/21/35                                142,102            141,825
  #GSAA Trust Series 2004-4N
     Note 144A 6.25% 5/25/34                        27,686             27,634
   Honda Automobile Receivables
     Owners Trust Series 2004-2 A4
     3.81% 10/15/09                                 70,000             68,376

                                                                  (continued) 41

Statements of net assets

Optimum Fixed Income Fund


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Non-Agency Asset-Backed Securities (continued)
--------------------------------------------------------------------------------
   JPMorgan Mortgage Acquisition
     Corporation Series 2005-FRE1
     A2F1 5.375% 10/25/35                 USD      929,872      $     925,506
   MASTR Asset Backed Securities
     Series 2005-AB1 A1B
     5.143% 11/25/35                             1,442,276          1,434,342
  #MBNA Master Credit Card Trust
     USA Series 2000-D C 144A
     8.40% 9/15/09                                 110,000            113,255
b* Merrill Lynch Mortgage Investors
     Series 2005-NCB A1A
     5.451% 7/25/36                              1,185,653          1,180,989
   Mid-State Trust
     Series 2004-1 A 6.005% 8/15/37                 56,193             56,671
     Series 2005-1 A 5.745% 1/15/40                301,100            295,266
   MMCA Automobile Trust
     Series 2002-2 A4 4.30% 3/15/10                157,419            156,987
     Series 2002-2 B 4.67% 3/15/10                 193,158            190,670
b* Option One Mortgage Loan Trust
     Series 2005-4 A3 5.078% 11/25/35              685,000            686,147
   Ownit Mortgage Loan Asset
     Backed Certificates
     Series 2006-1 AF1 5.424% 12/25/36           1,284,599          1,277,543
     Series 2006-2 A2B 5.633% 1/25/37              170,000            170,000
  #Park Place Securities NIM Trust 144A
     Series 2004-MCW1 A
     4.458% 9/25/34                                 20,507             20,486
     Series 2004-WCW1 A
     4.25% 9/25/35                                 587,991            585,234
     Series 2004-WHQ1 D
     7.384% 9/25/34                                315,656            316,360
     Series 2004-WHQ2 A
     4.00% 2/25/35                                  46,438             46,277
     Series 2005-WCH1 A
     4.00% 2/25/35                                 119,731            119,373
   Renaissance Home Equity Loan Trust
     Series 2004-4 AF2 3.856% 2/25/35              225,000            223,195
     Series 2005-4 A2 5.399% 2/25/36               235,000            233,639
     Series 2005-4 A3 5.565% 2/25/36               150,000            148,938
b* Residential Asset Mortgage Products
     Series 2004-RZ2 AI3 4.30% 1/25/31             125,000            123,368
     Residential Asset Securities
     Series 2000-KS5 AI6 7.175% 12/25/31            61,204             61,090
  b* Series 2006-KS3 AI3 4.992% 4/25/36            940,000            940,000
b* Residential Funding Mortgage Securities II
     Series 2005-HI2 A1 4.958% 5/25/35             477,221            477,272
  #Sail NIM Notes Series 2004-4A A 144A
     5.00% 4/27/34                                   3,215              3,211
  #Securitized Asset Backed NIM Trust
     Series 2005-FR4 144A
     6.00% 1/25/36                               1,383,282          1,373,515
   Structured Asset Securities
     Series 2001-SB1 A2 3.375% 8/25/31             145,321            131,557
  b* Series 2005-NC1 A7 5.048% 2/25/35             105,539            105,632


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Non-Agency Asset-Backed Securities (continue)
--------------------------------------------------------------------------------
   Terwin Mortgage Trust
     Series 2005-14HE AF2
     4.849% 7/25/36                     USD      2,022,000      $   1,973,724
   Vanderbilt Mortgage Finance
     Series 2001-A A4 7.235% 6/7/28                223,743            233,182
   WFS Financial Owner Trust
     Series 2002-2 A4 4.50% 2/20/10                 52,629             52,650
     Series 2005-1 D 4.09% 8/17/12                 649,098            637,111
   Whole Auto Loan Trust
     Series 2003-1 B 2.24% 3/15/10               1,150,008          1,135,355
                                                                -------------
Total Non-Agency Asset-Backed
   Securities (cost $25,409,961)                                   25,478,641
                                                                -------------

--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations - 18.46%
--------------------------------------------------------------------------------
   ABN Amro Mortgage
     Series 2003-4 A5 4.75% 3/25/33                771,402            762,823
b* Adjustable Rate Mortgage Trust
     Series 2005-10 3A31
     5.435% 1/25/36                              1,145,000          1,123,540
b* American Home Mortgage
     Investment Trust Series 2004-2 4A2
     3.635% 2/25/44  136,721 136,484
   Balta 2006-3 A3 6.202% 5/25/36                  635,000            638,772
   Bank of America Alternative Loan Trust
     Series 2003-10 2A1 6.00% 12/25/33              23,703             23,584
     Series 2004-2 1A1 6.00% 3/25/34                74,510             74,138
     Series 2004-10 1CB1 6.00% 11/25/34            272,015            270,633
     Series 2005-3 2A1 5.50% 4/25/20               187,149            185,219
     Series 2005-5 2CB1 6.00% 6/25/35              435,567            433,253
     Series 2005-6 7A1 5.50% 7/25/20               563,675            557,510
     Series 2005-9 5A1 5.50% 10/25/20              515,402            509,443
   Bank of America Mortgage Securities
     Series 2003-2 1A11 5.50% 4/25/33            1,245,000          1,233,303
  b* Series 2003-I 2A4 3.828% 10/25/33               3,693              3,660
  b* Series 2003-J 2A8 4.199% 11/25/33           1,150,000          1,119,707
     Series 2004-3 1A2O 4.25% 4/25/34              659,552            650,525
  b* Series 2004-G 2A6 4.657% 8/25/34            1,165,000          1,139,898
     Series 2005-9 2A1 4.75% 10/25/20              555,933            536,237
  b* Series 2005-A 1A1 4.054% 2/25/35              144,764            142,050
  b* Series 2005-E 2A1 4.978% 6/25/35              257,056            252,343
   Bear Stearns Adjustable Rate Mortgage  Trust
     Series 2005-4 2A3 4.45% 8/25/35               770,000            743,253
     Series 2005-7 1A2 4.75% 8/25/35               193,508            188,037
     Series 2006-1 1A1 4.625% 2/25/36            3,375,471          3,303,478
   Bear Stearns Asset Backed Securities
     Series 2005-AC8 A5 5.50% 11/25/35             624,859            617,620
   Cendant Mortgage Trust
     Series 2003-1 A6 5.50% 2/25/33                 40,518             40,263
     Series 2004-1 A3 5.50% 2/25/34                807,533            803,253
   Chase Mortgage Finance
     Series 2003-S8 A2 5.00% 9/25/18               919,166            890,023
     Series 2004-S3 2A1 5.25% 3/25/34              660,741            654,358
  b* Series 2005-A1 3A1 5.279% 12/25/35            970,760            954,345

42                                                                   (continued)

Statements of net assets

Optimum Fixed Income Fund


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations (continued)
--------------------------------------------------------------------------------
   Citicorp Mortgage Securities
     Series 2003-3 A4
     5.50% 3/25/33                      USD        203,409      $     202,615
     Series 2004-1 1A1
     5.25% 1/25/34                               1,949,406          1,928,726
     Series 2004-8 1A1
     5.50% 10/25/34                                876,998            864,908
   Citigroup Mortgage Loan Trust
     Series 2004-NCM1 1A2
     6.50% 7/25/34                               1,435,998          1,460,679
     Series 2004-NCM2 1CB2
     6.75% 8/25/34                                 291,088            296,819
   Countrywide Alternative Loan Trust
     Series 2002-11 A4 6.25% 10/25/32              803,928            803,649
     Series 2003-21T1 A2
     5.25% 12/25/33                              1,165,016          1,151,222
     Series 2004-1T1 A2 5.50% 2/25/34            1,410,782          1,402,265
     Series 2004-14T2 A6 5.50% 8/25/34           1,177,731          1,157,433
     Series 2004-28CB 6A1 6.00% 1/25/35            774,300            770,087
     Series 2004-35T2 A1 6.00% 2/25/35             668,487            668,714
     Series 2004-J1 1A1 6.00% 2/25/34               40,320             40,102
     Series 2004-J2 7A1 6.00% 12/25/33              71,021             70,266
  b* Series 2004-J7 1A2 4.673% 8/25/34             146,555            145,182
  b* Series 2005-43 4A3 5.761% 10/25/35            764,795            759,543
  b* Series 2005-63 3A1 5.906% 11/25/35            632,731            633,327
     Series 2006-2CB A3 5.50% 3/25/36              467,997            464,994
  tCountrywide Home Loan Mortgage
     Pass Through Trust
     Series 2003-21 A1 4.089% 5/25/33               20,500             20,147
     Series 2005-29 A1 5.75% 12/25/35            1,961,066          1,924,612
     Series 2006-1 A2 6.00% 3/25/36                488,118            481,389
     Series 2006-HYB3 3A1 6.148% 5/25/36           580,000            583,852
   Credit Suisse First Boston Mortgage Securities
     Series 2003-17 4A1 5.50% 6/25/33              936,089            930,659
     Series 2003-29 5A1 7.00% 12/25/33              24,552             24,897
  b* Series 2003-AR22 2A3 4.107% 9/25/33            89,205             88,751
     Series 2004-1 3A1 7.00% 2/25/34                11,475             11,614
   First Horizon Alternative Mortgage
     Securities Series 2004-FA1 1A1
     6.25% 10/25/34                                760,149            762,348
b* First Horizon Asset Securities
     Series 2004-AR5 4A1
     5.673% 10/25/34                                91,502             90,643
     Series 2005-AR2 2A1
     5.133% 6/25/35                              1,035,573          1,021,384
   General Motors Acceptance
     Corporation Mortgage Loan Trust
  b* Series 2005-AR2 A4 5.195% 5/25/35             504,967            490,060
     Series 2006-J1 A1 5.75% 4/25/36             2,045,000          2,038,865
  #GSMPS Mortgage Loan Trust 144A
     Series 1998-3 A 7.75% 9/19/27                  39,565             41,197
     Series 1999-3 A 8.00% 8/19/29                  64,918             68,022
     Series 2005-RP1 1A3 8.00% 1/25/35             550,110            578,396
     Series 2005-RP1 1A4 8.50% 1/25/35             267,720            289,566
     Series 2006-RP1 7.50% 1/25/36                 620,524            653,871


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations (continued)
--------------------------------------------------------------------------------
   GSR Mortgage Loan Trust
     Series 2005-AR6 4A5
     4.554% 9/25/35                      USD     1,200,000      $   1,157,460
  b* Series 2006-AR1 2A4
     5.201% 1/25/36                              2,215,000          2,183,280
b* Indymac Index Mortgage Loan Trust
     Series 2005-AR25 1A21
     5.906% 10/25/35                               592,928            593,303
     Series 2006-AR2 1A1A
     5.038% 4/25/46                                732,088            732,088
     Series 2006-AR7 5A1
     6.166% 5/25/36                                415,000            417,465
b* JPMorgan Mortgage Trust
     Series 2005-A2 2A1
     4.711% 4/25/35                                331,403            328,917
     Series 2005-A6 1A2
     5.153% 9/25/35                                605,000            589,784
     Series 2005-A8 2A1
     4.961% 11/25/35                             1,018,432          1,006,961
     Series 2006-A2 2A4
     5.773% 4/25/36                              2,025,000          2,018,520
   Lehman Mortgage Trust
     Series 2005-2 2A3 5.50% 12/25/35              518,003            515,581
b* MASTR Adjustable Rate Mortgages Trust
     Series 2003-6 1A2 2.887% 12/25/33               7,934              7,901
   MASTR Alternative Loans Trust
     Series 2003-6 3A1 8.00% 9/25/33                27,129             27,541
     Series 2003-9 1A1 5.50% 12/25/18               21,231             20,999
     Series 2004-3 2A1 6.25% 4/25/34               561,732            562,786
     Series 2004-3 8A1 7.00% 4/25/34                53,307             53,345
     Series 2004-5 3A1 6.50% 6/25/34                49,270             49,870
     Series 2004-5 6A1 7.00% 6/25/34               379,001            382,576
     Series 2005-3 7A1 6.00% 4/25/35               252,783            251,387
   MASTR Asset Securitization Trust
     Series 2003-6 8A1 5.50% 7/25/33               138,435            134,152
     Series 2003-9 2A7 5.50% 10/25/33              616,386            596,161
     Series 2003-11 6A12 4.75% 12/25/33            370,000            363,266
     Series 2004-4 2A1 5.00% 4/25/34             1,243,240          1,222,350
  #MASTR Reperforming Loan Trust  144A
     Series 2005-1 1A5 8.00% 8/25/34               227,404            238,661
     Series 2005-2 1A4 8.00% 5/25/35               750,866            788,879
  #MASTR Specialized Loan Trust
     Series 2005-2 A2 144A
     5.15% 7/25/35                                 457,131            448,132
b* Merrill Lynch Mortgage Investors
     Series 2005-A5 A9 4.886% 6/25/35              608,383            597,440
     Series 2005-A9 2A1C
     5.183% 12/25/35                             2,435,000          2,381,804
b* MLCC Mortgage Investors
     Series 2005-1 1A 4.738% 4/25/35               435,827            432,694
   Morgan Stanley Mortgage Loan Trust
     Series 2006-2 6A 6.50% 2/25/36                268,745            272,945
   Nomura Asset Acceptance
     Series 2005-WF1 2A2 4.786% 3/25/35            475,000            464,686
  #Novastar NIM Trust
     Series 2005-N1 144A
     4.777% 10/26/35                               392,198            390,468

                                                                  (continued) 43

Statements of net assets

Optimum Fixed Income Fund


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations (continued)
--------------------------------------------------------------------------------
   Prime Mortgage Trust
     Series 2004-CL1 1A1
     6.00% 2/25/34                        USD       62,900      $      62,232
   Residential Accredit Loans
     Series 2002-QS17 CB1
     6.00% 11/25/32                              1,124,631          1,119,359
     Series 2004-QS2 CB 5.75% 2/25/34              177,736            174,959
   Residential Asset Mortgage Products
     Series 2004-SL1 A3 7.00% 11/25/31              28,857             29,332
     Series 2004-SL4 A3 6.50% 7/25/32              137,860            139,848
     Series 2005-SL1 A2 6.00% 5/25/32              297,038            300,425
b* Structured Adjustable Rate
     Mortgage Loan Trust
     Series 2004-18 5A 5.50% 12/25/34              125,334            123,259
     Series 2005-18 1A1 5.711% 9/25/35             983,507            974,793
     Series 2005-18 6A1 5.328% 9/25/35           1,104,932          1,090,914
     Series 2005-18 9A1 5.25% 9/25/35              915,280            905,991
     Series 2005-21 6A3 5.40% 11/25/35           1,065,000          1,040,705
     Series 2005-3XS A2 5.068% 1/25/35             638,825            639,216
     Series 2006-1 7A4 5.62% 2/25/36             1,305,000          1,260,548
   Structured Asset Securities
  b* Series 2002-22H 1A 6.983% 11/25/32             21,480             21,736
     Series 2004-5H A2 4.43% 12/25/33              485,479            479,729
     Series 2004-12H 1A 6.00% 5/25/34              203,926            202,014
     Series 2005-6 4A1 5.00% 5/25/35               706,410            669,544
b* Thornburg Mortgage Securities
     Trust 2005-3 A1 5.048% 10/25/35               551,678            552,391
   Washington Mutual
     Series 2002-S8 2A1 4.50% 1/25/18              119,865            118,932
  b* Series 2003-AR9 1A7 4.032% 9/25/33            158,660            154,860
  b* Series 2003-AR10 A6
     4.035% 10/25/33 955,000 926,628
  b* Series 2003-AR11 A6
     3.985% 10/25/33                             1,410,000          1,362,404
  b* Series 2004-AR4 A6 3.803% 6/25/34           1,180,000          1,123,264
  b* Series 2004-AR5 A6 3.849% 6/25/34             555,000            530,375
  b* Series 2004-AR9 A7 4.172% 8/25/34             701,000            674,543
     Series 2004-CB2 4A 6.50% 8/25/34              189,226            192,478
     Series 2004-CB3 1A 6.00% 10/25/34             256,295            253,301
     Series 2004-CB3 4A 6.00% 10/25/19             142,053            143,518
  b* Series 2005-AR12 1A6
     4.843% 9/25/35                              2,075,000          2,015,770
  b* Series 2005-AR14 1A1
     5.08% 12/25/35                              1,084,032          1,072,677
  b* Series 2005-AR16 1A3
     5.121% 12/25/35                             1,225,000          1,192,465
  b* Series 2005-AR18 1A3A
     5.279% 1/25/36                              2,200,000          2,169,922
  b* Series 2006-AR2 1A1
     5.332% 2/28/36                              1,978,447          1,979,606
  tWashington Mutual Alternative
     Mortgage Pass Through Certificates
     Series 2005-1 5A2 6.00% 3/25/35               142,815            139,746
     Series 2005-1 6A2 6.50% 3/25/35                33,754             33,924
     Series 2005-9 3CB 5.50% 10/25/20              568,923            562,245
     Series 2006-2 2CB 6.50% 3/25/36               393,055            395,214


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations (continued)
--------------------------------------------------------------------------------
   Wells Fargo Mortgage Backed
     Securities Trust
  b* Series 2004-I 1A1
     3.387% 7/25/34                       USD      250,922      $     251,984
  b* Series 2004-T A1
     3.452% 9/25/34                                348,527            348,163
     Series 2005-12 1A7
     5.50% 11/25/35                                682,763            654,386
     Series 2005-17 1A1
     5.50% 1/25/36                                 579,558            558,550
     Series 2005-17 1A2
     5.50% 1/25/36                                 535,355            516,283
  b* Series 2005-AR10 2A14
     4.109% 4/25/09                              1,365,000          1,318,215
  b* Series 2005-AR10 2A15
     4.109% 6/25/35                              2,080,000          2,008,709
  b* Series 2005-AR10 2A17
     3.499% 6/25/35                                830,000            789,178
  b* Series 2005-AR16 2A1
     4.946% 10/25/35                               742,047            734,253
  b* Series 2005-AR16 4A1
     4.993% 10/25/35                             1,006,668            996,823
  b* Series 2005-AR16 4A2
     4.993% 10/25/35                             1,610,000          1,570,278
     Series 2006-1 A3 5.00%  3/25/21               749,735            724,900
     Series 2006-2 3A1 5.75% 3/25/36               602,932            593,046
  b* Series 2006-AR2 2A5
     5.094% 2/28/36                              4,388,586          4,320,013
  b* Series 2006-AR4 1A1
     5.87% 4/25/36                                 860,000            857,093
  b* Series 2006-AR4 2A1
     5.798% 4/25/36                                580,000            575,331
  b* Series 2006-AR5 2A1
     5.552% 4/25/36                                375,000            372,979
                                                                -------------
Total Non-Agency Collateralized
     Mortgage Obligations
     (cost $103,360,353)                                          102,159,009
                                                                -------------
--------------------------------------------------------------------------------
Regional Agency - 0.13%
--------------------------------------------------------------------------------
Australia - 0.13%
     Queensland Treasury
     6.00% 8/14/13                         AUD     301,000            221,588
     6.00% 10/14/15                        AUD     645,000            477,564
                                                                -------------
Total Regional Agency
     (cost $738,610)                                                  699,152
                                                                -------------

44                                                                   (continued)

Statements of net assets

Optimum Fixed Income Fund


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Regional Authority - 0.87%
--------------------------------------------------------------------------------
Canada - 0.86%
   Hydro Quebec 9.40% 2/1/21             USD        35,000      $      48,590
   Ontario Province
     1.875% 1/25/10                      JPY   144,000,000          1,256,304
     4.50% 3/8/15                        CAD       224,000            191,453
     6.25% 6/16/15                       NZD     4,395,000          2,694,050
   Quebec Province 6.75% 11/9/15         NZD       510,000            319,693
   Saskatchewan Province
     5.00% 3/5/37                        CAD       360,000            321,792
                                                                -------------
Total Regional Authority
  (cost $5,119,329)                                                 4,831,882
                                                                -------------

--------------------------------------------------------------------------------
GSenior Secured Loan - 0.97%
--------------------------------------------------------------------------------
   AWAS Capital
     Tranche A 6.75% 3/21/13             USD       400,000            400,000
     Tranche B 11.00% 3/21/13                      300,000            303,000
   Georgia Pacific
     Loan B 6.561% 12/20/12                      1,200,000          1,212,000
     Loan C 7.561% 12/23/13                        800,000            818,000
   Healthsouth 8.15% 3/10/13                     1,500,000          1,513,124
   United Airlines Bank Loan Tranche B
     8.125% 2/1/12                                  62,500             63,438
     8.625% 2/1/12                               1,027,500          1,042,913
                                                                -------------
Total Senior Secured Loan
  (cost $5,314,203)                                                 5,352,475
                                                                -------------

--------------------------------------------------------------------------------
Sovereign Agencies - 0.23%
--------------------------------------------------------------------------------
Canada - 0.14%
   Canada Housing Trust No. 1
     3.75% 3/15/10                       CAD       920,000            774,113
                                                                -------------
                                                                      774,113
                                                                -------------
Japan - 0.09%
   Development Bank of Japan
     1.70% 9/20/22                       JPY    65,000,000            526,011
                                                                -------------
                                                                      526,011
                                                                -------------
Total Sovereign Agencies
  (cost $1,346,798)                                                 1,300,124
                                                                -------------
--------------------------------------------------------------------------------
Sovereign Debt - 7.58%
--------------------------------------------------------------------------------
Argentina - 0.12%
   Republic of Argentina
     H1.33% 12/31/38                     USD     1,691,000            647,484
  b* 4.889% 8/3/12                       USD           750                617
                                                                -------------
                                                                      648,101
                                                                -------------
Austria - 0.54%
   Republic of Austria
     5.25% 1/4/11                        EUR     1,247,000          1,619,754
     9.00% 9/15/06                       ISK    99,500,000          1,374,081
                                                                -------------
                                                                    2,993,835
                                                                -------------


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Sovereign Debt (continued)
--------------------------------------------------------------------------------
Brazil - 1.39%
   Federal Republic of Brazil
     6.00% 8/15/10                       BRL     8,744,177      $   3,561,403
     8.00% 1/15/18                       USD       508,000            551,688
     8.75% 2/4/25                        USD       834,000            957,015
     12.25% 3/6/30                       USD       743,000          1,133,075
     12.50% 1/5/16                       BRL     3,149,000          1,468,953
                                                                -------------
                                                                    7,672,134
                                                                -------------

Colombia - 0.13%
   Republic of Colombia
     8.375% 2/15/27                      USD       387,000            446,985
     10.50% 7/9/10                       USD       220,000            257,290
                                                                -------------
                                                                      704,275
                                                                -------------

Dominican Republic - 0.11%
   Dominican Republic
     9.04% 1/23/18                       USD       147,196            160,297
  #Dominican Republic 144A
     8.625% 4/20/27                      USD       423,000            436,747
                                                                -------------
                                                                      597,044
                                                                -------------

France - 0.47%
   France Government O.A.T.
     3.50% 4/25/15                       EUR       533,000            631,733
   French Treasury Note
     2.75% 3/12/08                       EUR     1,640,000          1,966,669
                                                                -------------
                                                                    2,598,402
                                                                -------------

Germany - 0.99%
   Deutschland Republic
     3.50% 1/4/16                        EUR       544,000            644,879
     4.00% 1/4/37                        EUR       423,000            512,966
     4.75% 7/4/08                        EUR     1,616,000          2,017,498
     6.25% 1/4/24                        EUR       824,000          1,285,526
     6.50% 7/4/27                        EUR       622,000          1,020,566
                                                                -------------
                                                                    5,481,435
                                                                -------------

Indonesia - 0.08%
  #Republic of Indonesia 144A
     6.875% 3/9/17                       USD       424,000            418,700
                                                                -------------
                                                                      418,700
                                                                -------------

Mexico - 0.53%
   Mexican Bonos
     9.00% 12/20/12                      MXN     9,251,000            877,375
   Mexican United States
     8.30% 8/15/31                       USD     1,691,000          2,047,801
                                                                -------------
                                                                    2,925,176
                                                                -------------

Netherlands - 0.37%
   Netherlands Government
     5.75% 2/15/07                       EUR     1,635,000          2,025,951
                                                                -------------
                                                                    2,025,951
                                                                -------------

Norway - 0.37%
   Norwegian Government
     5.00% 5/15/15                       NOK     6,290,000          1,039,101
     6.00% 5/16/11                       NOK     6,025,000          1,012,335
                                                                -------------
                                                                    2,051,436
                                                                -------------

                                                                  (continued) 45

Statements of net assets

Optimum Fixed Income Fund


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Sovereign Debt (continued)
--------------------------------------------------------------------------------
Panama - 0.15%
   Republic of Panama
     7.125% 1/29/26                      USD       504,000      $     516,600
     8.125% 4/28/34                      USD       255,000            288,788
                                                                -------------
                                                                      805,388
                                                                -------------

Philippines - 0.28%
   Republic of Phillippines
     7.75% 1/14/31                       USD       960,000            972,000
  #Republic of Philippines 144A
     8.75% 10/7/16                       USD       500,000            560,625
                                                                -------------
                                                                    1,532,625
                                                                -------------

Poland - 0.11%
   Poland Government
     6.00% 11/24/10                      PLN     1,956,000            633,635
                                                                -------------
                                                                      633,635
                                                                -------------

Portugal - 0.14%
   Portuguese Government
     3.20% 4/15/11                       EUR       668,000            794,233
                                                                -------------
                                                                      794,233
                                                                -------------

Russia - 0.00%
 @#Russian Paris Club Participation
     Note 144A 2.375% 8/20/20            JPY       853,237              7,250

                                                                -------------
                                                                        7,250
                                                                -------------

South Africa - 0.18%
   Republic of South Africa
     13.00% 8/31/10                      ZAR     2,625,000            515,634
     13.50% 9/15/15                      ZAR     2,145,000            487,145
                                                                -------------
                                                                    1,002,779
                                                                -------------

Sweden - 0.35%
   Sweden Government
     3.50% 12/1/15                       SEK     2,055,000            332,953
     5.00% 12/1/20                       SEK     3,230,000            475,809
     5.25% 3/15/11                       SEK     8,195,000          1,137,210
                                                                -------------
                                                                    1,945,972
                                                                -------------

Turkey - 0.31%
   Republic of Turkey
     7.25% 3/15/15                       USD       691,000            722,959
     8.00% 2/14/34                       USD       439,000            485,095
     11.50% 1/23/12                      USD       425,000            533,375
                                                                -------------
                                                                    1,741,429
                                                                -------------

United Kingdom - 0.58%
   U.K. Treasury
     4.75% 9/7/15                        GBP     1,397,000          2,492,751
     9.00% 7/12/11                       GBP       341,000            718,155
                                                                -------------
                                                                    3,210,906
                                                                -------------

Uruguay - 0.06%
   Republic of Uruguay
     7.625% 3/21/36                      USD       338,000            339,690
                                                                -------------
                                                                      339,690
                                                                -------------


                                                 Principal         Market
                                                 Amount *       Value (U.S.$)
--------------------------------------------------------------------------------
Sovereign Debt (continued)
--------------------------------------------------------------------------------
Venezuela - 0.32%
   Venezuela Government
     5.75% 2/26/16                       USD     1,060,000      $     982,567
     6.00% 12/9/20                       USD       882,000            813,204
                                                                -------------
                                                                    1,795,771
                                                                -------------

Total Sovereign Debt
  (cost $42,875,376)                                               41,926,167
                                                                -------------

--------------------------------------------------------------------------------
Supranational Banks - 1.04%
--------------------------------------------------------------------------------
   Asia Development Bank
     0.50% 10/9/12                       AUD       457,000            235,931
   European Investment Bank
     1.40% 6/20/17                       JPY    95,100,000            770,897
     4.00% 10/15/37                      EUR       812,000            953,894
     4.25% 12/7/10                       GBP       376,000            641,670
     4.375% 7/8/15                       GBP       369,000            628,223
   Inter-American Development Bank
     1.90% 7/8/09                        JPY   131,000,000          1,143,446
  ^International Bank for
     Reconstruction & Development
     6.888% 8/20/07                      NZD     2,435,000          1,369,666
                                                                -------------
Total Supranational Banks
  (cost $6,051,520)                                                 5,743,727
                                                                -------------

--------------------------------------------------------------------------------
U.S. Treasury Obligations - 9.33%
--------------------------------------------------------------------------------
   U.S. Treasury Bonds
     4.50% 2/15/36                       USD     3,850,000          3,613,587
     5.375% 2/15/31                                545,000            573,868
     6.00% 2/15/26                               9,973,000         11,130,805
     6.25% 8/15/23                                 155,000            175,840
   U.S. Treasury Inflation Index Notes
     0.875% 4/15/10                                 94,184             89,240
     1.875% 7/15/15                                163,078            156,887
     2.00% 1/15/16                                  84,903             82,386
     2.00% 1/15/26                                 184,789            175,174
  ~  3.00% 7/15/12                               2,034,334          2,120,555
     3.875% 1/15/09                                948,947            993,800
   U.S. Treasury Notes
     2.875% 11/30/06                               922,000            910,403
     4.50% 11/15/10                             17,659,000         17,427,244
     4.50% 2/15/16                               3,845,000          3,740,766
     5.00% 8/15/11                               8,922,000          9,003,208
  ^U.S. Treasury Strip 4.199% 11/15/13           2,065,000          1,425,015
                                                                -------------
Total U.S. Treasury Obligations
  (cost $52,718,718)                                               51,618,778
                                                                -------------

--------------------------------------------------------------------------------
Convertible Bonds - 0.01%
--------------------------------------------------------------------------------
  #Charter Communications 144A
     5.875% 11/16/09                                65,000             44,281
                                                                -------------
Total Convertible Bonds (cost $63,444)                                 44,281
                                                                -------------

46                                                                   (continued)

Statements of net assets

Optimum Fixed Income Fund

                                                 Number of         Market
                                                 Shares         Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock - 0.04%
--------------------------------------------------------------------------------
   B&G Foods                                         3,400      $      49,028
 + Foster Wheeler                                    1,044             49,392
 + Mirant                                            5,254            131,350
                                                                -------------
Total Common Stock (cost $166,937)                                    229,770
                                                                -------------

--------------------------------------------------------------------------------
Preferred Stock - 0.08%
--------------------------------------------------------------------------------
   Arch Capital Group 8.00%                          5,809            149,401
   Axis Capital 7.50%                                2,065            207,726
   Nexen 7.35%                                       3,225             85,301
                                                                -------------
Total Preferred Stock (cost $438,380)                                 442,428
                                                                -------------

--------------------------------------------------------------------------------
Currency Options Purchased - 0.00%
--------------------------------------------------------------------------------
   Put USD 2,034,000,
     Call JPY 233,740,000,
     expiration date 6/2/06                                             2,848
                                                                -------------
Total Currency Options Purchased
(cost $11,797)                                                          2,848
                                                                -------------

--------------------------------------------------------------------------------
Warrant - 0.10%
--------------------------------------------------------------------------------
+ Argentina GDP Linked Security,
  expiration date 12/15/35                       6,329,000            564,863
                                                                -------------
  Total Warrant (cost $479,290)                                       564,863
                                                                -------------
                                                 Principal
                                                 Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 3.66%
--------------------------------------------------------------------------------
   With BNP Paribas 4.45% 4/3/06
     (dated 3/31/06, to be repurchased
     at $10,119,751, collateralized by
     $10,422,000 U.S. Treasury Bills
     due 4/20/06, market
     value $10,399,635)                  USD    10,116,000         10,116,000
   With Cantor Fitzgerald
     4.48% 4/3/06 (dated 3/31/06,
     to be repurchased at $4,871,818,
     collateralized by $1,369,000
     U.S. Treasury Bills due 6/22/06,
     market value $1,355,652,
     $1,579,000 U.S. Treasury Bills
     due 7/20/06, market value
     $1,558,386, $1,316,000
     U.S. Treasury Bills due 8/17/06,
     market value $1,293,574 and
     $765,000 U.S. Treasury Notes
     2.625% due 11/15/06,
     market value $762,114)                      4,870,000          4,870,000
   With UBS Warburg
     4.48% 4/3/06 (dated 3/31/06,
     to be repurchased at $5,265,965
     collateralized by $5,499,000
     U.S. Treasury Bills due 9/28/06,
     market value $5,373,507)                    5,264,000          5,264,000
                                                                -------------
Total Repurchase Agreements
(cost $20,250,000)                                                 20,250,000
                                                                -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Market Value of Securities - 101.69%
   (cost $572,901,745)                                           $562,842,262
Liabilities Net of Receivables and
   Other Assets  (1.69%)                                           (9,376,036)
                                                                -------------
Net Assets Applicable to 63,352,144 Shares
   Outstanding - 100.00%                                         $553,466,226
                                                                -------------

Net Asset Value - Optimum Fixed Income Fund
     Class A ($47,955,918 / 5,489,487 Shares)                           $8.74
                                                                -------------
Net Asset Value - Optimum Fixed Income Fund
     Class B ($9,277,897 / 1,061,275 Shares)                            $8.74
                                                                -------------
Net Asset Value - Optimum Fixed Income Fund
     Class C ($186,869,151 / 21,367,963 Shares)                         $8.75
                                                                -------------
Net Asset Value - Optimum Fixed Income Fund
   Institutional Class ($309,363,260 / 35,433,419)                      $8.73
                                                                -------------

Components of Net Assets at March 31, 2006:
Shares of beneficial interest
     (unlimited authorization - no par)                          $564,292,554
Undistributed net investment income                                 3,066,548
Accumulated net realized loss on investments                       (3,969,075)
Net unrealized depreciation of investments
   and foreign currencies                                          (9,923,801)
                                                                -------------
Total net assets                                                 $553,466,226
                                                                -------------

* Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
EUR - European Monetary Unit
GBP - British Pound Sterling
ISK - Iceland Kronor
JPY - Japanese Yen
MXN - Mexican Peso
NOK - Norwegian Kroner
NZD - New Zealand Dollar
PLN - Polish Zlotych
SEK - Swedish Kronor
TRY - Turkish Lira
USD - U.S. Dollar
ZAR - South African Rand

                                                                  (continued) 47

Statements of net assets

Optimum Fixed Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

+    Non-income producing security for the year ended March 31, 2006.

//   Non-income producing security. Security is currently in default.

b* Variable rate security. The interest rate shown is the rate as of March 31, 2006.

I Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

H Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated interest rate in effect at March 31, 2006.

J Security is currently in default. The issue has missed the maturity date. Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. At March 31, 2006, the aggregate amount of Rule 144A securities equals $48,453,362, which represented 8.75% of the Funds net assets. See
     Note 9 in "Notes to Financial Statements."

~    Fully or partially pledged as collateral for financial futures contracts.

= Security is being fair valued in accordance with the Funds fair valuation policy. At March 31, 2006, the aggregate amount of fair valued securities equals $252,047, which represented 0.05% of the Funds net assets. See Note 1 in "Notes to Financial Statements."

@ Illiquid security. At March 31, 2006, the aggregate amount of illiquid securities equals $828,262, which represented 0.15% of the Funds net assets. See Note 9 in "Notes to Financial Statements."

t Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

G Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
ACA   - Insured by American Capital Access
AMBAC - Insured by the AMBAC Assurance Corporation
ARM   - Adjustable Rate Mortgage
CPN   - Interest Coupon Only
FGIC  - Insured by the Financial Guaranty Insurance Company
FSA   - Insured by Financial Security Assurance
GNMA  - Government National Mortgage Association
GSMPS - Goldman Sachs Reperforming Mortgage Securities
MBIA  - Insured by the Municipal Bond Insurance Association
NIM   - Net Interest Margin
O.A.T - Obligation Assimilable au Tresor (Treasury Security)
PRN   - Principal Only
REIT  - Real Estate Investment Trust
S.F.  - Single Family
TBA   - To be announced
XLCA  - Insured by XL Capital Assurance
yr    - Year

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value and Offering Price per Share -
   Optimum Fixed Income Fund
Net asset value Class A (A)                                             $8.74
Sales charge (4.50% of offering price) (B)                               0.41
                                                                -------------
Offering price                                                          $9.15
                                                                =============

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $100,000 or more.

The following foreign currency exchange contracts and futures contracts were outstanding at March 31, 2006:

Foreign Currency Exchange Contracts(1)

                                 In                               Unrealized
Contracts to                   Exchange          Settlement      Appreciation
Receive (Deliver)                For                Date        (Depreciation)
(447,800) AUD                 EUR 268,218          4/6/06            $  4,534
(447,800) AUD                 JPY 37,891,493       4/6/06               1,577
(3,470,745)EUR                JPY 489,196,026      4/24/06            (40,658)
260,488 EUR                   PLN (1,018,000)      4/24/06              1,364
279,667 EUR                   PLN (1,090,214)      4/24/06              2,312
643,439 EUR                   GBP (446,000)        4/24/06              5,760
770,743 EUR                   GBP (535,000)        4/24/06              5,580
827,256 EUR                   SEK (7,741,000)      4/24/06              8,215
1,230,208 EUR                 NOK (9,790,000)      4/24/06             (3,056)
(1,018,000) GBP               USD 1,778,924        4/24/06              9,829
(108,430,470) ISK             USD 1,579,928        9/15/06            105,489
10,843,520 JPY                NZD (149,700)        4/24/06                461
45,413,270 JPY                EUR (322,000)        4/24/06             (3,534)
144,583,754 JPY               NZD (1,998,000)      4/24/06              4,943
157,457,419 JPY               CAD (1,542,600)      4/6/06              17,374
(12,826,674) NZD              USD 7,993,583        4/24/06            111,038
(817,000) TRY                 USD 601,354          4/10/06             (5,168)
(6,309,000) ZAR               USD 1,009,392        4/6/06             (13,603)
                                                                     --------
                                                                     $212,457
                                                                     ========

48                                                                   (continued)

Statements of net assets

Optimum Fixed Income Fund

Futures Contracts(2)


                       Notional                                   Unrealized
Contracts to            Cost           Notional     Expiration   Appreciation
to Buy (Sell)         (Proceeds)         Value         Date     (Depreciation)
------------          ----------       --------     ----------  --------------
(30) Euro-Bund
   Future           USD(4,262,892) USD(4,259,598)      6/30/06       $  3,294
(4) U.S. Treasury
   5 year Notes          (419,843)      (417,750)      6/30/06          2,093
(72) U.S. Treasury
   10 year Notes       (7,730,143)    (7,660,125)      6/30/06         70,018
26 U.S. Treasury
   long Bond            2,897,177       2,838,063      6/30/06        (59,114)
                                                                     --------
                                                                     $ 16,291
                                                                     ========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Funds total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Funds net assets.

Swap Agreements(3)

Notional        Expiration                                                Unrealized
Amount            Date                   Description                     Depreciation
--------        ----------               -----------                     ------------
$5,025,000       5/1/06      Agreement with Goldman Sachs to receive       $(66,120)
                             the notional amount multiplied by the
                             return on the Lehman Brothers Commercial
                             MBS Index AAA and to pay the notional
                             amount multiplied by the 3 month BBA
                             LIBOR adjusted by a spread of plus
                             0.07%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related unrealized amounts shown above.

(1)See Note 6 in "Notes to Financial Statements."
(2)See Note 7 in "Notes to Financial Statements."
(3)See Note 8 in "Notes to Financial Statements."

See accompanying notes

Statements of net assets

Optimum International Fund

March 31, 2006


                                                 Number of         Market
                                                 Shares         Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock - 97.50% x
--------------------------------------------------------------------------------
Australia - 5.28%
   Amcor                                           234,104      $   1,239,982
   Coles Myer                                      183,546          1,403,948
   Fosters Group                                   532,455          2,022,772
   Macquarie Airports                               70,000            168,603
   National Australia Bank                         109,340          2,944,140
   Promina Group                                    39,700            155,253
   Telstra                                         573,620          1,533,361
   Wesfarmers                                       34,238            853,824
                                                                -------------
                                                                   10,321,883
                                                                -------------

Austria - 0.52%
   OMV                                               3,100            207,300
   Voestalpine                                       5,800            810,885
                                                                -------------
                                                                    1,018,185
                                                                -------------

Belgium - 1.45%
   Fortis Group                                     61,789          2,199,073
   KBC Groep                                         6,000            642,823
                                                                -------------
                                                                    2,841,896
                                                                -------------

Brazil - 0.93%
   Braskem Preferred Class A                        13,500            100,138
   Gerdau ADR                                        9,700            218,444
   Petroleo Brasiliero ADR                          12,117          1,050,181
   Unibanco ADR                                      2,800            206,948
   Usinas Siderurgicas de Minas Gerais
   Preferred Class A                                 6,300            233,220
                                                                -------------
                                                                    1,808,931
                                                                -------------

Canada - 2.11%
   Canadian Natural Resources                       20,200          1,122,799
 + Celestica                                        18,900            215,773
   EnCana                                            7,100            331,406
   Metro Class A                                    15,600            397,482
   Nexen                                            13,200            726,927
   Royal Bank of Canada                              5,200            219,250
   Teck Cominco Class B                             10,800            695,026
   TELUS                                            10,800            417,811
                                                                -------------
                                                                    4,126,474
                                                                -------------

China - 0.17%
   China Petroleum & Chemical                      280,000            163,419
   PetroChina                                      170,000            178,237
                                                                -------------
                                                                      341,656
                                                                -------------
Finland - 1.19%
   Sampo Oyj Class A                                29,900            628,981
   UPM-Kymmene                                      71,800          1,692,716
                                                                -------------
                                                                    2,321,697
                                                                -------------


                                                 Number of         Market
                                                 Shares         Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
France - 9.56%
   Assurances Generales de France                   11,700      $   1,409,632
   BNP Paribas                                      11,440          1,058,692
   Cie de Saint-Gobain                              30,728          2,141,177
   Credit Agricole                                  26,490          1,026,611
   Renault                                          18,200          1,928,607
   Sanofi-Aventis                                   17,098          1,621,302
   Societe Generale                                 27,681          4,147,645
   Suez                                              4,600            180,772
 + Suez Strip                                        9,260                112
   Total                                            19,618          5,171,743
                                                                -------------
                                                                   18,686,293
                                                                -------------

Germany - 6.69%
   Allianz                                           5,000            833,918
   Bayer                                            49,699          1,991,524
   Continental                                      13,693          1,509,070
   E.ON                                             13,700          1,505,583
  +Epcos                                            13,300            175,947
   MAN                                              13,100            910,482
   Muenchener Rueckversicherungs                    10,000          1,415,489
   RWE                                              47,619          4,138,845
   TUI                                              30,200            591,503
                                                                -------------
                                                                   13,072,361
                                                                -------------

Hong Kong - 1.62%
   Hong Kong Electric Holdings                     312,500          1,470,494
   Kerry Properties                                 55,500            202,954
   Orient Overseas International                    48,000            162,055
   Sino Land                                       147,900            211,989
   Wharf Holdings                                  307,000          1,125,748
                                                                -------------
                                                                    3,173,240
                                                                -------------

Hungary - 0.10%
   Mol Magyar Olaj-es Gazipari GDR                   1,890            192,119
                                                                -------------
                                                                      192,119
                                                                -------------

Israel - 0.10%
 + Mizrahi Tefahot Bank                             32,100            186,543
                                                                -------------
                                                                      186,543
                                                                -------------

Italy - 3.85%
   Banca Intesa                                    597,727          3,562,253
   Buzzi Unicem                                     34,900            831,549
   ENI                                              57,500          1,637,245
   UniCredito Italiano                             206,990          1,492,795
                                                                -------------
                                                                    7,523,842
                                                                -------------

50                                                                   (continued)

Statements of net assets

Optimum International Fund


                                                  Number of         Market
                                                   Shares        Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Japan - 21.85%
   Canon                                          70,900      $   4,679,217
   Cosmo Oil                                      28,000            146,706
   East Japan Railway                                 86            636,987
   EDION                                          28,200            676,332
   Fanuc                                              99              9,516
   Hitachi                                       211,000          1,493,679
   Honda                                          21,500          1,327,085
   Itochu                                         76,000            653,976
   Japan Tobacco                                     350          1,231,735
   JFE Holdings                                   44,800          1,811,851
   Kao                                            36,000            947,237
   KDDI                                              383          2,045,695
   Kobe Steel                                    166,000            631,286
   Leopalace21                                    12,495            466,812
   Millea Holdings                                    56          1,104,892
   Mitsui & Company                               56,000            808,837
   Mitsubishi                                     39,000            889,268
   Mitsubishi UFJ Financial Group                     91          1,383,957
   Mitsui Chemicals                              120,000            882,330
   Mitsui OSK Lines                              142,000            960,262
   Nintendo                                        2,700            403,208
   Nippon Mining Holdings                        103,000            868,764
   Nissan Motor                                   55,400            658,076
   Oki Electric Industry                         139,000            441,719
 v ORIX                                            6,000          1,863,621
   Rengo                                          25,000            193,511
   Sanyo Shinpan Finance                           7,600            471,703
   Sega Sammy Holdings                            11,000            446,525
   Sumitomo Heavy Industries                     119,000          1,141,313
   Sumitomo Metal Industries                     145,000            622,679
   Sumitomo Mitsui Financial Group                   173          1,909,704
   Takeda Pharmaceutical                          52,300          2,975,200
   Tokyo Electric Power                           26,700            665,921
   Tokyo Gas                                     118,000            515,779
   Toyota Motor                                  110,000          5,989,667
   West Japan Railway                                176            742,731
                                                                 ----------
                                                                 42,697,781
                                                                 ----------
Luxembourg - 0.69%
   Arcelor                                        25,400            999,281
   SES Global FDR                                 22,500            357,582
                                                                 ----------
                                                                  1,356,863
                                                                 ----------
Netherlands - 4.97%
   ABN AMRO Holding                               21,100            630,468
   European Aeronautic Defence & Space            19,890            835,568
   ING Groep                                     141,590          5,576,059
   Koninklijke Philips Electronics                16,920            569,502
   Reed Elsevier                                 129,385          1,850,713
   Royal KPN                                      22,400            251,845
                                                                 ----------
                                                                  9,714,155
                                                                 ----------
New Zealand - 0.74%
   Telecom of New Zealand                        422,794          1,442,556
                                                                 ----------
                                                                  1,442,556
                                                                 ----------

                                                Number of         Market
                                                 Shares        Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Philippines - 0.08%
   Philippine Long Distance Telephone              4,200         $  157,648
                                                                 ----------
                                                                    157,648
                                                                 ----------
Republic of Korea - 1.15%
   Honam Petrochemical                             2,900            175,771
   Hyundai Mobis                                   1,730            152,918
   Hyundai Motor                                     260             21,802
   Industrial Bank of Korea                        9,740            179,944
   Kookmin Bank                                    2,700            231,423
   POSCO                                           1,200            308,071
   POSCO ADR                                      14,400            918,720
   Samsung Electronics                               360            232,438
   Shinhan Financial Group                           370             16,500
                                                                 ----------
                                                                  2,237,587
                                                                 ----------
Singapore - 1.65%
   Flextronics International                      45,500            470,925
   Jardine Matheson                                4,400             80,799
   Neptune Orient Lines                           84,000            113,210
   Oversea-Chinese Banking                       370,800          1,537,083
lecommunications                  630,000          1,031,644

                                                                 ----------
                                                                  3,233,661
                                                                 ----------
South Africa - 0.90%
   Sanlam                                        121,610            324,189
   Sasol                                          25,350            958,255
   Standard Bank Group                            11,200            153,570
   Telkom                                          6,390            166,041
   Tiger Brands                                    5,576            156,947
                                                                 ----------
                                                                  1,759,002
                                                                 ----------
Spain - 4.81%
   Banco Santander Central Hispano               143,518          2,092,939
   Iberdrola                                      84,209          2,710,553
   Repsol YPF                                     45,500          1,292,160
   Telefonica                                    211,384          3,310,308
                                                                 ----------
                                                                  9,405,960
                                                                 ----------
Switzerland - 1.50%
   Credit Suisse Group                            25,700          1,438,141
   Novartis                                        7,310            405,712
   Xstrata                                        33,220          1,077,293
                                                                 ----------
                                                                  2,921,146
                                                                 ----------
Taiwan - 0.92%
   Chunghwa Telecom ADR                           50,200            983,418
   HON HAI Precision Industry                     36,000            222,079
   Quanta Computer                               176,000            288,361
   Taiwan Semiconductor Manufacturing            153,000            300,037
                                                                 ----------
                                                                  1,793,895
                                                                 ----------
Thailand - 0.09%
   PTT PCL                                        27,800            167,336
                                                                 ----------
                                                                    167,336
                                                                 ----------

                                                                  (continued) 51

Statements of net assets

Optimum International Fund


                                                Number of         Market
                                                 Shares        Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
United Kingdom - 24.58%
AstraZeneca                                       32,900        $ 1,652,918
Aviva                                            167,571          2,323,813
BAE Systems                                      133,300            972,970
Barclays                                         121,300          1,416,577
BG Group                                         213,518          2,668,618
BHP Billiton                                      28,000            513,665
BOC Group                                         52,997          1,422,510
Boots                                            100,159          1,248,650
BP                                               298,523          3,436,032
Brambles Industries                              138,769          1,036,400
British American Tobacco                          65,200          1,579,609
Compass Group                                     65,712            260,288
Corus Group                                      357,500            549,239
Enterprise Inns                                   30,291            499,551
GKN                                              181,424          1,044,467
GlaxoSmithKline                                  119,981          3,138,752
HBOS                                             248,518          4,144,013
Intercontinental Hotels Group                     36,719            599,599
International Power                              121,300            595,076
J Sainsbury                                      142,400            820,468
Lloyds TSB Group                                 347,481          3,322,497
Mitchells & Butlers                               69,500            577,499
Punch Taverns                                     32,300            471,818
Rio Tinto                                         31,822          1,633,268
Royal & Sun Alliance Insurance                   192,200            461,126
Royal Bank of Scotland Group                     116,567          3,792,201
Royal Dutch Shell Class A                        105,254          3,295,140
SABMiller                                         18,800            370,384
Trinity Mirror                                     8,300             82,057
Unilever                                         202,641          2,070,756
Vodafone Group                                   971,800          2,027,397
                                                                 ----------
                                                                 48,027,358
                                                                 ----------
Total Common Stock
(cost $161,388,705)                                             190,530,068
                                                                 ----------

                                              Principal
                                               Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 2.43%
--------------------------------------------------------------------------------
With BNP Paribas 4.45% 4/3/06
   (dated 3/31/06, to be repurchased
   at $2,369,879, collateralized by
   $2,441,000 U.S. Treasury Bills
   due 4/20/06, market
   value $2,435,826)                          $2,369,000          2,369,000

                                              Principal           Market
                                               Amount          Value (U.S.$)
--------------------------------------------------------------------------------
Repurchase Agreements (continued)
--------------------------------------------------------------------------------
With Cantor Fitzgerald 4.48%
   4/3/06 (dated 3/31/06, to be
   repurchased at $1,141,426,
   collateralized by $321,000
   U.S. Treasury Bills due 6/22/06,
   market value $317,524,
   $370,000 U.S. Treasury Bills
   due 7/20/06, market value
   $365,009, $308,000 U.S. Treasury
   Bills due 8/17/06, market value
   $302,984 and $179,000
   U.S. Treasury Notes 2.625%
   due 11/15/06, market
   value $178,504)                            $1,141,000      $   1,141,000
With UBS Warburg 4.48% 4/3/06
   (dated 3/31/06, to be repurchased
   at $1,233,460, collateralized by
   $1,288,000 U.S. Treasury Bills due
   9/28/06, market value $1,258,595)           1,233,000          1,233,000
                                                               ------------
Total Repurchase Agreements
  (cost $4,743,000)                                              4,743,000
                                                               ------------

Total Market Value of Securities - 99.93%
   (cost $166,131,705)                                          195,273,068

Receivables and Other Assets
   Net of Liabilities - 0.07%                                       128,823
                                                               ------------
Net Assets Applicable to 14,536,818 Shares
   Outstanding - 100.00%                                       $195,401,891
                                                               ============

Net Asset Value - Optimum International Fund Class A
   ($20,247,689 / 1,503,136 Shares)                                  $13.47
                                                                     ------
Net Asset Value - Optimum International Fund Class B
   ($4,593,743 / 345,784 Shares)                                     $13.29
                                                                     ------
Net Asset Value - Optimum International Fund Class C
   ($70,827,692 / 5,328,609 Shares)                                  $13.29
                                                                     ------
Net Asset Value - Optimum International Fund
   Institutional Class ($99,732,767 / 7,359,289 Shares)              $13.55
                                                                     ------

52 (continued)

Statements of net assets

Optimum International Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2006:          $162,751,135
Shares of beneficial interest
   (unlimited authorization - no par)
Undistributed net investment income                       943,832
Accumulated net realized gain on investments            2,439,178
Net unrealized appreciation of investments
   and foreign currencies                              29,267,746
                                                    -------------
Total net assets                                     $195,401,891
                                                    =============


x Securities have been classified by country of origin. Classification has been presented on page 29 in "Sector/Country Allocations."

+    Non-income producing security for the year ended March 31, 2006.

v    Passive Foreign Investment Company


Summary of Abbreviations:

ADR - American Depositary Receipts
FDR - Foreign Depositary Receipts
GDR - Global Depositary Receipts
USD - U.S. Dollar

The following foreign currency exchange contracts were outstanding at March 31, 2006:

Foreign Currency Exchange Contracts(1)
                            In                        Unrealized
Contracts to             Exchange      Settlement    Appreciation
Receive (Deliver)          For            Date      (Depreciation)
--------------------------------------------------------------------
(2,814,000)
  British Pounds    USD 5,031,432      4/28/06        $141,009
390,000
  Canadian Dollars  USD (335,602)      4/3/06           (1,574)
195,000
  European
  Monetary Units    USD (236,677)      4/3/06             (361)
61,000,000
  Japanese Yen      USD (519,182)      4/3/06             (810)
11,732,000
  Japanese Yen      USD (99,753)       4/4/06              (40)
                                                   ------------
                                                      $138,224
                                                   ============

(1)See Note 6 in "Notes to Financial Statements."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Asset Value and Offering Price per Share -
  Optimum International Fund
  Net asset value Class A (A)                          $13.47
Sales charge (5.75% of offering price) (B)               0.82
                                                      -------
Offering price                                         $14.29
                                                      =======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $75,000 or more.

See accompanying notes


                                                                  (continued) 53

Statements of net assets

Optimum Large Cap Growth Fund


March 31, 2006

                                              Number of          Market
                                               Shares         Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock - 95.12%
--------------------------------------------------------------------------------
Basic Industry/Capital Goods - 7.58%
   Archer-Daniels-Midland                        28,891        $   972,182
   BHP Billiton (Australia)                     176,100          3,530,206
   Caterpillar                                  119,803          8,603,053
   Cia Vale do Rio Doce ADR                      54,942          2,666,335
   Danaher                                       79,900          5,077,645
   Deere & Company                               54,735          4,326,802
   General Electric                             319,950         11,127,862
   Gramin                                        21,800          1,731,574
   Monsanto                                      36,296          3,076,086
   United Technologies                           46,575          2,699,953
                                                               -----------
                                                                43,811,698
                                                               -----------
Business Services - 2.81%
   Accenture Limited Class A                    148,300          4,459,381
 + Affiliated Computer Services Class A          16,200            966,492
   Automatic Data Processing                     74,300          3,394,024
 + Discovery Holding                             42,470            637,050
   First Data                                    45,800          2,144,356
   Grupo Televisa ADR                            70,000          1,393,000
   Rogers Communications                         41,900          1,598,485
   Sysco                                         50,700          1,624,935
                                                               -----------
                                                                16,217,723
                                                               -----------
Consumer Durables - 3.42%
   Harman International                          19,400          2,155,922
   KB HOME                                       62,025          4,030,385
   Lennar                                        88,050          5,316,459
 + Toll Brothers                                 42,702          1,478,770
   Toyota Motor ADR                              62,589          6,815,942
                                                               -----------
                                                                19,797,478
                                                               -----------
Consumer Non-Durables - 13.09%
   Best Buy                                      21,650          1,210,885
 + Coach                                         74,967          2,592,359
   CVS                                           62,317          1,861,409
   Home Depot                                   238,912         10,105,978
   Inditex (Spain)                               21,200            818,232
 + Kohls                                         78,000          4,134,780
   Lowes                                        184,500         11,889,179
   NIKE                                          27,500          2,340,250
   PepsiCo                                       50,727          2,931,513
   PETsMART                                      75,600          2,127,384
   Procter & Gamble                             226,285         13,038,541
   Reckitt Benckiser (United Kingdom)            39,700          1,397,429
 + Starbucks                                    124,568          4,688,740
   Target                                       126,673          6,588,263
   Wal-Mart de Mexico ADR                        28,200            738,840
   Wal-Mart Stores                              131,000          6,188,440
   Walgreen                                      71,095          3,066,327
                                                               -----------
                                                                75,718,549
                                                               -----------

                                              Number of          Market
                                               Shares         Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Consumer Services - 7.11%
   Carnival                                      61,250       $  2,901,413
   Cendant                                       93,900          1,629,165
 + eBay                                          32,800          1,281,168
   Four Seasons Hotels                           11,815            599,021
   International Game Technology                 43,250          1,523,265
 + Las Vegas Sands                               92,618          5,247,736
 + Liberty Media Class A                        352,400          2,893,204
 + MGM MIRAGE                                   178,634          7,697,338
   Station Casinos                               14,692          1,166,104
   Time Warner                                   77,000          1,292,830
 + Univision Communications Class A              64,850          2,235,380
 + Viacom Class B                                61,100          2,370,680
 + Wynn Resorts                                  74,862          5,753,144
   Yum Brands                                    93,148          4,551,211
                                                               -----------
                                                                41,141,659
                                                               -----------
Energy - 4.87%
   Baker Hughes                                  37,500          2,565,000
   Exxon Mobil                                   44,800          2,726,528
   Halliburton                                   59,463          4,341,988
   Murphy Oil                                    35,100          1,748,682
   Peabody Energy                                58,108          2,929,224
   Schlumberger                                  82,714         10,469,111
   Total (France)                                12,900          3,400,729
                                                               -----------
                                                                28,181,262
                                                               -----------
Finance - 17.99%
   American Express                              88,000          4,624,400
   American International Group                  76,600          5,062,494
   Anglo Irish Bank (Ireland)                   144,800          2,386,374
   Chicago Mercantile Exchange                   15,326          6,858,385
   Citigroup                                    111,200          5,253,088
   Countrywide Financial                         53,000          1,945,100
 + E Trade Financial                             53,000          1,429,940
   Erste Bank Der Oesterreichischen
   Sparkassen (Austria)                          24,500          1,444,672
   Franklin Resources                            14,800          1,394,752
   Genworth Financial                           130,371          4,358,303
   Goldman Sachs Group                           47,395          7,439,119
   Hartford Financial Services Group             24,150          1,945,283
   Legg Mason                                    14,000          1,754,620
   Lehman Brothers Holdings                      66,587          9,623,818
   Marsh & McLennan                              51,900          1,523,784
   Merrill Lynch                                 36,050          2,839,298
   Northern Trust                                46,900          2,462,250
   Progressive                                   22,016          2,295,388
   Prudential Financial                          19,100          1,447,971
   Schwab (Charles)                             125,100          2,152,971
   SLM                                          175,051          9,092,149
   St. Joe                                       26,066          1,637,987
   State Street                                  52,060          3,145,986
 + TD Ameritrade Holding                         40,200            838,974
   UBS                                          123,113         13,538,736
   UBS (Switzerland)                             56,300          6,185,959
   UniCredito Italiano (Italy)                  192,400          1,387,573
                                                               -----------
                                                               104,069,374
                                                               -----------



54                                                                  (continued)

Statements of net assets

Optimum Large Cap Growth Fund


                                              Number of          Market
                                               Shares         Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Health Care - 16.09%
   Alcon                                         11,500        $ 1,198,990
 + Amgen                                         59,280          4,312,620
 + Amylin Pharmaceuticals                        90,406          4,425,374
   Caremark Rx                                   88,000          4,327,840
 + Genentech                                    180,265         15,234,195
 + Genzyme                                       44,627          2,999,827
 + Gilead Sciences                               32,260          2,007,217
 + Humana                                        43,800          2,306,070
   Johnson & Johnson                             28,400          1,681,848
   Medtronic                                    162,456          8,244,642
   Novartis (Switzerland)                        62,000          3,441,062
   Pfizer                                        70,900          1,766,828
   Quest Diagnostics                             67,347          3,454,901
   Roche Holding (Switzerland)                   13,200          1,965,871
 + Sepracor                                      20,100            981,081
 + St. Jude Medical                              34,300          1,406,300
   Stryker                                       22,600          1,002,084
   UnitedHealth Group                           404,754         22,609,559
 + WellPoint                                     29,500          2,284,185
   Wyeth                                         25,900          1,256,668
 + Zimmer Holdings                               91,248          6,168,365
                                                               -----------
                                                                93,075,527
                                                               -----------
Technology - 16.83%
 + Amdocs                                        58,400          2,105,904
   America Movil ADR                            192,331          6,589,260
   Analog Devices                                73,200          2,802,828
   Applied Materials                             70,300          1,230,953
 + Cisco Systems                                194,703          4,219,214
 + Corning                                      104,200          2,804,022
 + Crown Castle International                    85,300          2,418,255
 + Dell                                         147,000          4,374,720
 + EMC                                          218,700          2,980,881
   Ericsson LM Class B (Sweden)                 258,000            980,523
   General Dynamics                             161,790         10,351,324
 + Google Class A                                 8,600          3,354,000
   Intel                                         94,500          1,828,575
 + Intuit                                        30,300          1,611,657
 + Juniper Networks                              83,600          1,598,432
   Lockheed Martin                               35,045          2,632,931
 + Marvell Technology Group                      45,100          2,439,910
   Maxim Integrated Products                     74,650          2,773,248
   Microsoft                                    324,400          8,826,924
   Motorola                                     328,186          7,518,741
   Nokia OYJ (Finland)                          115,400          2,388,497
 + Oracle                                       163,200          2,234,208
   QUALCOMM                                     191,812          9,707,605
   Samsung Electronics (Republic of Korea)        2,300          1,485,020
   TELUS                                         34,700          1,342,890
   TELUS (Canada)                                10,500            412,050
   Texas Instruments                             37,900          1,230,613
   Xilinx                                        76,900          1,957,874
 + Yahoo                                         97,000          3,129,220
                                                               -----------
                                                                97,330,279
                                                               -----------
                                              Number of          Market
                                               Shares         Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Transportation - 5.33%
   Burlington Northern Santa Fe                 117,999      $   9,832,857
   FedEx                                        111,853         12,632,678
   Southwest Airlines                           104,100          1,872,759
   Union Pacific                                 69,269          6,466,261
                                                               -----------
                                                                30,804,555
                                                               -----------
Total Common Stock (cost $481,678,193)                         550,148,104
                                                               -----------

                                              Principal
                                               Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 5.16%
--------------------------------------------------------------------------------
With BNP Paribas 4.45% 4/3/06
   (dated 3/31/06, to be repurchased
   at $14,919,530, collateralized by
   $15,366,000 U.S. Treasury Bills
   due 4/20/06, market
   value $15,332,401)                       $14,914,000         14,914,000
With Cantor Fitzgerald 4.48%
   4/3/06 (dated 3/31/06, to be
   repurchased at $7,181,680,
   collateralized by $2,018,000
   U.S. Treasury Bills due 6/22/06,
   market value $1,998,667,
   $2,329,000 U.S. Treasury Bills
   due 7/20/06, market value
   $2,297,562, $1,940,000
   U.S. Treasury Bills due 8/17/06,
   market value $1,907,143 and
   $1,127,000 U.S. Treasury Notes
   2.625% due 11/15/06, market
   value $1,123,600)                          7,179,000          7,179,000
With UBS Warburg 4.48%
   4/3/06 (dated 3/31/06, to be
   repurchased at $7,764,898,
   collateralized by $8,108,000
   U.S. Treasury Bills due 9/28/06,
   market value $7,922,274)                   7,762,000          7,762,000
                                                              ------------
Total Repurchase Agreements
(cost $29,855,000)                                              29,855,000
                                                              ------------

Total Market Value of Securities - 100.28%
(cost $511,533,193)                                            580,003,104
Liabilities Net of Receivables and
Other Assets (0.28%)                                           (1,596,231)
                                                              ------------
Net Assets Applicable to 50,102,571     Shares
Outstanding  100.00%                                          $578,406,873
                                                              ============


                                                                  (continued) 55

Statements of net assets

Optimum Large Cap Growth Fund


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Asset Value - Optimum Large Cap Growth Fund
   Class A ($47,282,850 / 4,097,738 Shares)                         $11.54
                                                                    ------
Net Asset Value - Optimum Large Cap Growth Fund
   Class B ($10,167,730 / 896,303 Shares)                           $11.34
                                                                    ------
Net Asset Value - Optimum Large Cap Growth Fund
   Class C ($164,995,229 / 14,547,386 Shares)                       $11.34
                                                                    ------
Net Asset Value - Optimum Large Cap Growth Fund
   Institutional Class ($355,961,064 / 30,561,144 Shares)           $11.65
                                                                    ------

Components of Net Assets at March 31, 2006:
Shares of beneficial interest
   (unlimited authorization  no par)                          $503,186,041
Accumulated net investment loss                                    (21,931)
Accumulated net realized gain on investments                     6,774,467
Net unrealized appreciation of investments
   and foreign currencies                                       68,468,296
                                                              ------------
Total net assets                                              $578,406,873
                                                              ============

+  Non-income producing security for the year ended March 31, 2006.

ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
   Optimum Large Cap Growth Fund
Net asset value Class A (A)                                         $11.54
Sales charge (5.75% of offering price) (B)                            0.70
                                                                    ------
Offering price                                                      $12.24
                                                                    ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $75,000 or more.

See accompanying notes



56                                                                  (continued)

Statements of net assets

Optimum Large Cap Value Fund
March 31, 2006



                                                 Number of      Market
                                                  Shares     Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock - 95.89%
--------------------------------------------------------------------------------
Consumer Discretionary - 9.21%
   CBS Class B                                      44,580  $   1,069,028
   Clear Channel Communications                    163,890      4,754,449
  +Comcast Class A                                 100,200      2,621,232
   Disney (Walt)                                    64,260      1,792,211
   Federated Department Stores                      49,080      3,582,840
   Gap                                             152,760      2,853,557
   General Motors                                  175,500      3,732,885
   Hasbro                                           51,960      1,096,356
   Home Depot                                       19,960        844,308
   Johnson Controls                                 11,690        887,622
   Mattel                                           95,300      1,727,789
   McDonald's                                       44,900      1,542,764
   NIKE                                             15,650      1,331,815
   Reader's Digest Association Class A              40,300        594,425
   Reed Elsevier (United Kingdom)                  167,470      1,607,567
   Regal Entertainment Class A                     289,100      5,437,972
  +Sears Holdings                                   32,300      4,271,352
   Sherwin-Williams                                 18,660        922,550
   Sony ADR                                         54,700      2,520,029
   Time Warner                                     230,960      3,877,818
   Tribune                                          31,740        870,628
  +Viacom Class B                                   44,850      1,740,180
                                                            -------------
                                                               49,679,377
                                                            -------------
Consumer Staples - 7.44%
   Altria Group                                    126,220      8,943,948
   Archer-Daniels-Midland                           49,990      1,682,164
   Diageo (United Kingdom)                         160,706      2,531,044
   Flowers Foods                                    31,100        923,670
   Kellogg                                          85,300      3,756,612
   Kimberly-Clark                                   62,780      3,628,684
   Kraft Foods Class A                             152,950      4,635,915
   Nestle (Switzerland)                              5,147      1,528,343
   PepsiCo                                          22,120      1,278,315
   Sara Lee                                        417,310      7,461,503
   Uni lever                                        54,760      3,790,487
                                                            -------------
                                                               40,160,685
                                                            -------------
Energy - 8.40%
   Amerada Hess                                     16,790      2,390,896
   Apache                                           19,240      1,260,412
   BP ADR                                           43,340      2,987,860
   Chevron                                         102,782      5,958,273
   ConocoPhillips                                  236,890     14,959,603
   Devon Energy                                     32,660      1,997,812
   EOG Resources                                    27,940      2,011,680
   Exxon Mobil                                      93,830      5,710,494
   Noble                                            18,880      1,531,168
   Total ADR                                        49,570      6,529,856
                                                            -------------
                                                               45,338,054
                                                            -------------
                                                   Number of      Market
                                                     Shares    Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Financials - 24.91%
   Allstate                                         145,420  $   7,577,836
   American Express                                  47,580      2,500,329
   American International Group                      64,700      4,276,023
   Ameriprise Financial                               5,404        243,504
   Bank of America                                  265,993     12,113,321
   Bank of New York                                  24,320        876,493
   Capital One Financial                             32,200      2,592,744
   CapitalSource                                     79,200      1,970,496
   Chubb                                             72,300      6,900,312
   Citigroup                                        357,920     16,908,141
   Crescent Real Estate                             192,400      4,053,868
   Fannie Mae                                       151,710      7,797,894
   Franklin Resources                                14,430      1,359,883
   Freddie Mac                                       20,800      1,268,800
   Genworth Financial                                29,930      1,000,560
   Goldman Sachs Group                               56,430      8,857,253
   Hartford Financial Services Group                 34,250      2,758,838
   JPMorgan Chase                                   215,107      8,957,055
   Lehman Brothers Holdings                          15,580      2,251,777
   Mellon Financial                                  67,700      2,410,120
   Merrill Lynch                                    118,890      9,363,776
   MetLife                                          141,900      6,863,703
   PNC Financial Services Group                      56,050      3,772,726
   St. Paul Travelers                               185,413      7,748,410
   SunTrust Banks                                    78,110      5,683,284
   UBS (Switzerland)                                 25,591      2,811,809
   Wells Fargo                                       23,160      1,479,229
                                                             -------------
                                                               134,398,184
                                                             -------------
   Health Care - 9.21%
   Abbott Laboratories                               50,440      2,142,187
   Baxter International                              13,360        518,502
   +Boston Scientific                                72,200      1,664,210
   Cigna                                              9,790      1,278,770
   HCA                                              113,700      5,206,323
   Johnson & Johnson                                121,990      7,224,248
   Lilly (Eli)                                       19,450      1,075,585
   erck & Co                                       121,940      4,295,946
   Pfizer                                           130,800      3,259,536
   Schering-Plough                                  186,600      3,543,534
   +Tenet Healthcare                                363,100      2,679,678
   +Watson Pharmaceuticals                          181,200      5,207,688
   Wyeth                                            239,040     11,598,220
                                                             -------------
                                                                49,694,427
                                                             -------------



                                                                  (continued) 57

Statements of net assets

Optimum Large Cap Value Fund



                                                     Number of         Market
                                                      Shares        Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Industrials - 11.15%
   Burlington Northern Santa Fe                       47,490         $ 3,957,342
   CNF                                                68,460           3,418,892
   Cooper Industries                                  29,280           2,544,432
   CSX                                                98,900           5,914,220
   Deere & Co.                                        75,185           5,943,374
   Finning International (Canada)                      8,100             267,780
   Grainger (W.W.)                                    20,850           1,571,048
   Honeywell International                            51,500           2,202,655
   Illinois Tool Works                                18,730           1,803,886
   Lockheed Martin                                   114,530           8,604,640
   Masco                                             186,310           6,053,212
 + Nalco Holding                                      32,900             582,330
   Norfolk Southern                                   17,920             968,934
   Northrop Grumman                                   98,210           6,706,761
   Tyco International                                 23,130             621,734
   United Technologies                                67,270           3,899,642
   Waste Management                                  143,900           5,079,670
                                                                   -------------
                                                                      60,140,552
                                                                   -------------
Information Technology - 5.19%
   Accenture Limited Class A                         109,100           3,280,637
   Analog Devices                                     20,300             777,287
 + Cisco Systems                                      65,510           1,419,602
 + Dell                                               23,400             696,384
   Electronic Data Systems                           182,800           4,904,524
   Hewlett-Packard                                   201,520           6,630,007
   Intel                                             107,190           2,074,127
   International Business Machines                    24,900           2,053,503
 + Lucent Technologies                             1,226,600           3,741,130
 + Oracle                                            127,370           1,743,695
 + Symantec                                           38,920             655,024
                                                                   -------------
                                                                      27,975,920
                                                                   -------------
Materials - 7.53%
   Air Products & Chemicals                           80,730           5,424,249
   Bowater                                             8,530             252,317
   Dow Chemical                                       54,600           2,216,760
   duPont (E.I.) deNemours                           181,990           7,681,797
   International Paper                                73,580           2,543,661
   MeadWestvaco                                      146,300           3,995,453
   Packaging Corp America                            298,800           6,705,072
   PPG Industries                                     60,390           3,825,707
   Praxair                                            31,030           1,711,305
 + Smurfit-Stone Container                            57,690             782,853
   Syngenta (Switzerland)                             19,500           2,741,042
   United States Steel                                45,200           2,742,736
                                                                   -------------
                                                                      40,622,952
                                                                   -------------
                                                     Number of         Market
                                                      Shares         Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Telecommunication Services - 8.98%
   ALLTEL                                            103,900    $      6,727,525
   AT&T                                              292,700           7,914,608
   BCE                                               216,600           5,211,396
   Nokia ADR                                         435,500           9,023,560
   Qwest Communications International                640,900           4,358,120
   Sprint                                            281,260           7,267,758
   Verizon Communications                            141,330           4,813,700
   Vodafone Group (United Kingdom)                 1,507,430           3,144,843
                                                                   -------------
                                                                      48,461,510
                                                                   -------------
Utilities - 3.87%
   American Electric Power                           155,030           5,274,121
   Dominion Resources                                101,470           7,004,474
   Entergy                                            14,890           1,026,517
   Exelon                                             18,490             978,121
   FPL Group                                          68,970           2,768,456
   PPL                                                48,230           1,417,962
   Public Service Enterprise Group                    19,960           1,278,238
   TXU                                                24,850           1,112,286
                                                                   -------------
                                                                      20,860,175
                                                                   -------------
Total Common Stock
   (cost $484,821,194)                                               517,331,836
                                                                   -------------

                                                   Principal
                                                    Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 5.96%
--------------------------------------------------------------------------------
With BNP Paribas 4.45% 4/3/06
   (dated 3/31/06, to be repurchased
   at $16,065,956, collateralized by
   $16,547,000 U.S. Treasury Bills
   due 4/20/06, market
   value $16,511,026)                            $16,060,000          16,060,000
With Cantor Fitzgerald 4.48%
   4/3/06 (dated 3/31/06, to be
   repurchased at $7,734,886,
   collateralized by $2,173,000
   U.S. Treasury Bills due 6/22/06,
   market value $2,152,307,
   $2,508,000 U.S. Treasury Bills
   due 7/20/06, market value
   $2,474,179, $2,090,000
   U.S. Treasury Bills due 8/17/06,
   market value $2,053,748 and
   $1,214,000 U.S. Treasury Notes
   2.625% due 11/15/06, market
   value $1,209,973)                               7,732,000           7,732,000
With UBS Warburg 4.48% 4/3/06
   (dated 3/31/06, to be repurchased
   at $8,361,120, collateralized by
   $8,731,000 U.S. Treasury Bills due
   9/28/06, market value $8,531,271)               8,358,000           8,358,000
                                                                      ----------
Total Repurchase Agreements
(cost $32,150,000)                                                    32,150,000
                                                                      ----------


58                                                                  (continued)

Statements of net assets

Optimum Large Cap Value Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Market Value of Securities - 101.85%
   (cost $516,971,194)                                   $549,481,836
Liabilities Net of Receivables and
   Other Assets - (1.85%)                                  (9,980,245)
                                                         ------------
Net Assets Applicable to 47,737,782
   Shares Outstanding - 100.00%                          $539,501,591
                                                         ============

Net Asset Value - Optimum Large Cap Value Fund
Class A ($45,665,304 / 4,034,932 Shares)                      $11.32

Net Asset Value - Optimum Large Cap Value Fund
Class B ($10,102,916 / 898,533 Shares)                        $11.24

Net Asset Value - Optimum Large Cap Value Fund
Class C ($163,876,254 / 14,579,458 Shares)                    $11.24

Net Asset Value - Optimum Large Cap Value Fund
Institutional Class ($319,857,117 / 28,224,859 Shares)        $11.33


Components of Net Assets at March 31, 2006:
Shares of beneficial interest
   (unlimited authorization - no par)                    $500,595,764
Undistributed net investment income                        1,115,374
Accumulated net realized gain on investments               5,280,743
Net unrealized appreciation of investments
   and foreign currencies                                 32,509,710
                                                        ------------
Total net assets                                        $539,501,591
                                                        ============

+  Non-income producing security for the year ended March 31, 2006.

ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
   Optimum Large Cap Value Fund
Net asset value Class A (A)                                   $11.32
Sales charge (5.75% of offering price) (B)                      0.69
                                                              ------
Offering price                                                $12.01
                                                              ======
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $75,000 or more.

See accompanying notes


                                                                  (continued) 59

Statements of net assets

Optimum Small Cap Growth Fund
March 31, 2006


                                                     Number of         Market
                                                      Shares           Value
--------------------------------------------------------------------------------
Common Stock - 93.09%
--------------------------------------------------------------------------------
Basic Industry/Capital Goods - 15.52%
  + A.S.V                                            33,682          $ 1,085,234
    Bucyrus International Class A                    13,050              628,880
  + Ceradyne                                         32,691            1,631,281
    Charles & Colvard                                28,270              306,164
    Donaldson                                        29,000              979,910
    Florida Rock Industries                           7,500              421,650
  + Genlyte Group                                    22,000            1,499,080
  + Intermec                                         14,000              427,140
  + IRIS International                               19,200              300,096
    Kaydon                                           10,000              403,600
  + Mettler-Toledo International                     20,000            1,206,800
    Mine Safety Appliances                            8,000              336,000
  + Newpark Resources                                37,000              303,400
    Nordson                                          31,000            1,545,660
    Pentair                                          33,400            1,361,050
  + Pride International                              32,000              997,760
  + Quanta Services                                  50,000              801,000
  + Rogers                                            4,700              256,056
    Scotts Miracle-Gro                               26,800            1,226,368
    Spartech                                         47,000            1,128,000
  + TurboChef Technologies                           34,432              420,070
  + Waste Connections                                27,300            1,086,813
                                                                   -------------
                                                                      18,352,012
                                                                   -------------
Business Services - 10.59%
 + Answerthink                                       42,800              275,204
 + aQuantive                                         40,170              945,602
 + Ceridian                                          50,000            1,272,500
 + Concur Technologies                               31,500              583,695
 + CRA International                                  9,088              447,675
 + Discovery Holding                                 65,000              975,000
 + Essex                                             24,900              548,298
 + Gemstar-TV Guide International                   293,200              905,988
 + iVillage                                          27,200              228,752
 + Kenexa                                            15,500              476,625
 + LECG                                              24,677              475,526
 + Navigant Consulting                               29,500              629,825
 + SkillSoft ADR                                     75,000              393,000
 + SSA Global Technologies                           90,000            1,442,700
 + Stamps.com                                        13,512              476,433
   Talx                                              14,932              425,263
 + ValueClick                                        52,315              885,170
 + Ventiv Health                                     18,869              626,828
 + WebSideStory                                      29,300              503,667
                                                                   -------------
                                                                      12,517,751
                                                                   -------------
Consumer Durables - 0.86%
 + Desarrolladora Homex ADR                          13,258              468,405
   Polaris Industries                                10,000              545,600
                                                                   -------------
                                                                       1,014,005
                                                                   -------------
                                                     Number of         Market
                                                      Shares           Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Consumer Non-Durables - 5.26%
   Abercrombie & Fitch Class A                        22,200          $1,294,259
 + Carters                                            10,000             674,900
 + Central European Distribution                      17,100             657,495
   Christopher & Banks                                 7,950             184,520
 + Crocs                                              12,900             324,435
   Oxford Industries                                  15,000             766,950
 + Parlux Fragrances                                  12,998             419,186
 + PETCO Animal Supplies                              21,300             502,041
 + Restoration Hardware                               52,500             298,725
 + Sports Authority                                   12,000             442,800
 + USANA Health Sciences                               2,617             109,181
 + Volcom                                             15,500             550,715
                                                                   -------------
                                                                       6,225,207
                                                                   -------------
Consumer Services - 7.79%
   Central Parking                                    45,000             720,000
   Ctrip.Com International ADR                         5,517             456,256
 + Entravision Communications                        120,000           1,099,200
 + Focus Media Holding ADR                            33,900           1,966,878
 + HealthExtras                                       20,100             709,530
   International Speedway Class A                     15,500             788,950
 + ITT Educational Services                           10,000             640,500
 + Kerzner International                               3,300             256,806
 + Lions Gate Entertainment                           85,000             862,750
 + Salem Communications Class A                       45,000             675,450
 + Shuffle Master                                      7,200             257,328
 + Sonic                                               9,000             316,170
 + Spanish Broadcasting Systems Class A               36,400             201,292
   Speedway Motorsports                                6,800             259,828
                                                                   -------------
                                                                       9,210,938
                                                                   -------------
Energy - 6.66%
 + ATP Oil & Gas                                      18,389             807,461
 + Bronco Drilling                                    26,100             686,430
 + Carrizo Oil & Gas                                  40,550           1,053,895
 + Dril-Quip                                          10,700             758,095
 + FMC Technologies                                   21,000           1,075,619
 + Hercules Offshore                                   7,300             248,273
   Lufkin Industries                                   6,800             376,992
 + PetroHawk Energy                                   44,100             604,170
 + Pioneer Drilling                                   26,000             427,180
 + Quicksilver Resources                              11,400             440,724
 + Veritas DGC                                        11,953             542,547
   Western Gas Resources                              17,800             858,850
                                                                   -------------
                                                                       7,880,236
                                                                   -------------
Financials - 2.87%
 + AmeriCredit                                        19,500             599,235
 + Euronet Worldwide                                  21,157             800,369
   HCC Insurance Holdings                             28,050             976,140
 + Markel                                                500             168,840
   TCF Financial                                       8,400             216,300
 + TradeStation Group                                 29,300             404,926
 + World Acceptance                                    8,500             232,900
                                                                   -------------
                                                                       3,398,710
                                                                   -------------


60 (continued)

Statements of net assets

Optimum Small Cap Growth Fund


                                                     Number of         Market
                                                      Shares           Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Health Care - 16.56%
 + Abaxis                                              13,000        $   294,840
 + Adams Respiratory Therapeutics                      18,600            739,722
 + Adeza Biomedical                                    27,855            588,576
 + American Science & Engineering                       4,766            445,144
 + Arrow International                                 20,000            653,400
 + Arthrocare                                          16,685            797,877
 + Aspect Medical Systems                              13,210            362,482
 + Aspreva Pharmaceuticals                             37,200            925,908
 + Centene                                             15,796            460,769
 + Charles River Laboratories International            21,500          1,053,930
 + Coventry Health Care                                 6,742            363,933
 + Edwards Lifesciences                                 6,000            261,000
 + Exelixis                                            47,000            564,470
 + First Horizon Pharmaceutical                        21,045            530,544
 + Foxhollow Technologies                               4,700            143,585
 + Healthways                                           8,972            457,034
 + InterMune                                           18,000            333,720
 + IntraLase                                           24,015            557,148
 + Kos Pharmaceuticals                                 14,511            693,190
 + Kyphon                                              18,919            703,787
 + La Jolla Pharmaceutical                             25,000            124,500
 + LCA-Vision                                          36,701          1,839,088
 + Ligand Pharmaceuticals Class B                      30,000            385,500
 + Lincare Holdings                                    16,000            623,360
 + Merge Technologies                                  16,488            263,313
 + Momenta Pharmaceuticals                             10,000            196,600
 + Natus Medical                                       11,900            243,950
 + Neurocrine Biosciences                              14,500            935,830
 + Palomar Medical Technologies                        10,000            334,500
 + PRA International                                   22,500            557,775
 + Prestige Brands Holdings                            25,000            304,250
 + Quidel                                              20,200            259,974
 + Salix Pharmaceuticals                               28,468            470,007
 + Serologicals                                        33,000            807,180
 + Syneron Medical                                     21,112            616,682
 + United Therapeutics                                  6,621            438,840
 + Vital Images                                         7,400            252,192
                                                                   -------------
                                                                      19,584,600
                                                                   -------------
Real Estate                                                                 1.09%
   DiamondRock Hospitality                             47,000            649,070
   Kite Realty Group Trust                             40,000            638,000
                                                                   -------------
                                                                       1,287,070
                                                                   -------------
Technology                                                                 24.81%
   ALLTEL                                               4,422            286,325
 + American Tower Class A                              44,400          1,346,208
   Amphenol Class A                                    10,000            521,800
 + AudioCodes                                          35,861            495,599
 + Aviall                                              17,000            647,360
 + Avid Technology                                     21,800            947,428
 + CNET Networks                                       90,000          1,278,900
 + Crown Castle International                          18,400            521,640
   CTS                                                 26,000            347,880


                                                     Number of         Market
                                                      Shares           Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Technology (continued)
 + Dobson Communications Class A                      92,000         $   737,840
 + Entegris                                           70,000             744,800
 + ESCO Technologies                                  21,200           1,073,780
 + FalconStor Software                                46,300             437,535
 + Glenayre Technologies                              83,023             435,871
 + Ikanos Communications                              14,900             293,679
 + #Indus International                               80,000             291,200
 + Integrated Device Technology                       47,000             698,420
 + Intermagnetics General                             42,000           1,052,100
 + IXYS                                               20,000             184,400
 + Jupitermedia                                       29,757             535,031
 + Kronos                                             15,000             560,850
 + Neoware                                            17,200             509,464
 + Nice Systems ADR                                   22,000           1,121,120
 + Novell                                            140,400           1,078,272
 + Online Resources                                   45,010             585,130
 + Open Solutions                                      4,600             125,626
 + Openwave Systems                                   32,104             692,804
 + Orckit Communications                              20,228             444,611
 + Parametric Technology                              30,000             489,900
 + PDF Solutions                                      25,657             485,430
 + Rackable Systems                                   19,100           1,009,435
 + Redback Networks                                   13,700             297,153
 + Retalix                                             8,400             207,648
 + RightNow Technologies                              17,734             281,439
 + SafeNet                                             7,203             190,735
 + Saifun Semiconductors                               7,600             236,360
 + SeaChange International                             9,300              72,261
 + Silicon Motion Technology ADR                      31,800             385,734
   Supertex                                            6,800             255,816
   Symbol Technologies                                50,000             529,000
   Symmetricom                                        25,000             213,750
 + Tellabs                                           115,000           1,828,500
 + Tessera Technologies                               14,063             451,141
 + Time Warner Telecom Class A                       104,000           1,866,801
 + Trident Microsystems                               46,100           1,339,666
 + Vasco Data Security International                  47,100             385,278
 + WebMethods                                         20,446             172,155
 + Zhone Technologies                                 52,300             140,164
 + Zoran                                              23,400             511,992
                                                                   -------------
                                                                      29,346,031
                                                                   -------------
Transportation - 0.63%
   Heartland Express                                  34,400             749,576
                                                                   -------------
                                                                         749,576
                                                                   -------------
Utilities - 0.45%
   Northeast Utilities                                27,000             527,310
                                                                   -------------
                                                                         527,310
                                                                   -------------
Total Common Stock
   (cost $86,169,135)                                                110,093,446
                                                                   -------------


                                                                  (continued) 61

Statements of net assets

Optimum Small Cap Growth Fund



                                                     Principal          Market
                                                      Amount            Value
--------------------------------------------------------------------------------
Repurchase Agreements - 7.25%
--------------------------------------------------------------------------------
With BNP Paribas 4.45% 4/3/06
   (dated 3/31/06, to be repurchased
   at $4,287,589, collateralized by
   $4,416,000 U.S. Treasury Bills due
   4/20/06, market
   value $4,406,364)                                    $4,286,000   $ 4,286,000
With Cantor Fitzgerald 4.48%
   4/3/06 (dated 3/31/06, to be
   repurchased at $2,063,770,
   collateralized by $580,000
   U.S. Treasury Bills due 6/22/06,
   market value $574,395,
   $669,000 U.S. Treasury Bills
   due 7/20/06, market value
   $660,294, $558,000 U.S. Treasury
   Bills due 8/17/06, market value
   $548,092 and $324,000
   U.S. Treasury Notes 2.625%
   due 11/15/06, market
   value $322,910)                                       2,063,000     2,063,000
With UBS Warburg 4.48% 4/3/06
   (dated 3/31/06, to be repurchased
   at $2,231,833, collateralized by
   $2,330,000 U.S. Treasury Bills due
   9/28/06, market value $2,276,775)                     2,231,000     2,231,000
                                                                   -------------
Total Repurchase Agreements
   (cost $8,580,000)                                                   8,580,000
                                                                   -------------

Total Market Value of Securities - 100.34%
   (cost $94,749,135)                                                118,673,446

Liabilities Net of Receivables and
   Other Assets - (0.34%)                                               (401,030)
                                                                   -------------
Net Assets Applicable to 8,249,477 Shares
   Outstanding - 100.00%                                            $118,272,416
                                                                   =============

Net Asset Value - Optimum Small Cap Growth Fund
Class A ($11,983,755 / 835,622  Shares)                                   $14.34
                                                                          ------
Net Asset Value - Optimum Small Cap Growth Fund
Class B ($2,284,991 / 161,954 Shares)                                     $14.11
                                                                          ------
Net Asset Value - Optimum Small Cap Growth Fund
Class C ($36,537,396 / 2,589,531 Shares)                                  $14.11
                                                                          ------
Net Asset Value - Optimum Small Cap Growth Fund
Institutional Class ($67,466,274 / 4,662,370 Shares)                      $14.47
                                                                          ------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2006:
Shares of beneficial interest
   (unlimited authorization  no par)                                $ 93,257,311
Accumulated net realized gain on investments                           1,090,794
Net unrealized appreciation of investments                            23,924,311
                                                                    ------------
Total net assets                                                    $118,272,416
                                                                    ============

+    Non-income producing security for the year ended March 31, 2006.

# Restricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At March 31, 2006, the aggregate amount of the restricted security equals $291,200 or 0.25% of the Funds net assets. See Note 9 in Notes to Financial Statements.

ADR - American Depository Receipt

Net Asset Value and Offering Price Per Share -
   Optimum Small Cap Growth Fund
Net asset value Class A (A)                                               $14.34
Sales charge (5.75% of offering price) (B)                                  0.87
                                                                          ------
Offering price                                                            $15.21
                                                                          ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $75,000 or more.

See accompanying notes


62                                                                  (continued)

Statements of net assets

Optimum Small Cap Value Fund

March 31, 2006

                                                      Number of          Market
                                                       Shares             Value
--------------------------------------------------------------------------------
Common Stock - 92.22%
--------------------------------------------------------------------------------
Basic Industry - 17.66%
  Agrium                                                42,500        $1,073,550
+ Aleris International                                  29,000         1,394,030
  Algoma Steel                                          10,100           278,558
  AMETEK                                                 7,000           314,720
+ Armor Holdings                                           500            29,145
  Ashland                                               10,000           710,800
  Cabot                                                  7,500           254,925
  Cambrex                                               42,000           820,680
  CF Industries Holdings                               109,700         1,863,803
  Chemtura                                              65,000           765,700
  Crane                                                 19,500           799,695
  Cytec Industries                                      26,000         1,560,260
  ElkCorp                                               21,000           708,750
  FMC                                                   22,000         1,363,560
+ GrafTech International                                30,000           183,000
+ Hercules                                             140,250         1,935,449
  Longview Fibre                                        54,900         1,418,616
  Lubrizol                                              12,900           552,765
+ Material Sciences                                     27,000           326,160
  Novelis                                               20,000           411,400
+ Pioneer Companies                                     32,100           979,050
  Sensient Technologies                                  9,025           162,901
  Sonoco Products                                       18,000           609,660
  St. Joe                                                7,000           439,880
  Tronox Class A                                        10,800           183,168
+ Westmoreland Coal                                      5,915           155,269
                                                                      ----------
                                                                      19,295,494
                                                                      ----------
Business Services - 11.32%
+ BearingPoint                                         120,500         1,023,045
  Bowne & Company                                       86,900         1,448,623
  Courier                                                4,655           206,403
  Donnelley (R.R.) & Sons                               15,000           490,800
  Ennis                                                  9,775           190,613
+ EPIQ Systems                                           5,810           110,390
  IKON Office Solutions                                 94,100         1,340,925
  Kelly Services                                        66,100         1,795,936
+ Live Nation                                           27,800           551,552
  Nautilus                                               9,785           146,286
+ PHH                                                   45,100         1,204,170
+ ProQuest                                              53,000         1,133,670
+ R.H. Donnelley                                         8,200           477,486
+ Spherion                                              61,700           641,680
+ Triple Crown Media                                     2,440            14,396
+ Valassis Communications                               53,900         1,583,043
                                                                      ----------
                                                                      12,359,018
                                                                      ----------
Capital Spending - 7.83%
  Acuity Brands                                         37,000         1,480,000
  Commercial Metals                                     17,000           909,330
+ Flowserve                                             51,800         3,022,012
  Hardinge                                               1,585            25,503
  Kennametal                                            33,000         2,017,620
+ NaviStar International                                40,000         1,103,200
                                                                       ---------
                                                                       8,557,665
                                                                       ---------

                                                       Number of      Market
                                                        Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Conglomerates - 1.04%
  Honeywell International                               24,000     $ 1,026,480
  SPX                                                    2,000         106,840
                                                                     ---------
                                                                     1,133,320
                                                                     ---------

Consumer Cyclical - 10.21%
  Beazer Homes USA                                      16,800       1,103,760
+ Comstock Homebuilding Class A                         21,200         233,412
  Cooper Tire & Rubber                                   8,805         126,264
  Furniture Brands International                       109,100       2,674,041
  La-Z-Boy                                              10,550         179,350
  Newell Rubbermaid                                     39,000         982,410
  RadioShack                                            69,000       1,326,870
  Standard Motor Products                               75,000         666,000
  Stanley Works                                         19,500         987,870
+ WCI Communities                                       93,100       2,590,042
+ William Lyon Homes                                     3,000         287,040
                                                                    ----------
                                                                    11,157,059
                                                                    ----------

Consumer Services - 10.71%
+ BJs Wholesale Club                                    31,900       1,005,169
  Delta Apparel                                         30,000         531,900
+ Eddie Bauer Holdings                                  28,400         366,360
  Finish Line Class A                                   30,000         493,500
  Foot Locker                                           85,000       2,029,800
  Gray Television Class B                               27,300         229,320
  IHOP                                                   3,660         175,460
  Jones Apparel Group                                   45,000       1,591,650
  Kenneth Cole Productions Class A                       6,160         170,632
+ Magna Entertainment Class A                          122,800         833,812
+ Maidenform Brands                                     52,000         572,520
  Monaco Coach                                          11,775         157,785
  Oakley                                                 1,950          33,189
+ Pathmark Stores                                       55,200         577,392
+ Rent-A-Center                                          1,100          28,149
  Russell                                                6,355          87,699
+ Sothebys Holdings Class A                              7,200         209,088
+ Sunterra                                              42,800         611,184
+ Tommy Hilfiger                                        12,200         200,934
+ Warnaco Group Class A                                 74,900       1,797,600
                                                                    ----------
                                                                    11,703,143
                                                                    ----------

Energy - 4.14%
+ Alpha Natural Resources                               34,300         793,702
+ Callon Petroleum                                       7,665         161,118
+ Forest Oil                                             6,000         223,080
  Foundation Coal Holdings                              39,900       1,641,487
  Gulf Island Fabrication                                7,315         173,146
+ Input/Output                                           8,400          81,564
+ Mariner Energy                                         4,855          99,576
  Southern Union                                        48,654       1,208,079
+ Southwestern Energy                                    4,365         140,509
                                                                     ---------
                                                                     4,522,261
                                                                     ---------


                                                                  (continued) 63

Statements of net assets

Optimum Small Cap Value Fund

                                                      Number of          Market
                                                       Shares             Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Financial Services - 4.47%
  American Equity Investment Life Holding               13,945      $  199,971
+ AmeriCredit                                           11,100         341,103
  CFS Bancorp                                            2,075          31,084
+ Conseco                                               21,100         523,702
+ FPIC Insurance Group                                   4,600         173,880
  Hanover Insurance Group                               30,500       1,598,809
+ KMG America                                           44,600         381,776
+ LaBranche & Company                                   14,160         223,870
  PMA Capital Class A                                   16,400         166,952
+ Quanta Capital Holdings                               42,900         128,700
+ United America Indemnity Class A                      48,564       1,112,116
                                                                     ---------
                                                                     4,881,963
                                                                     ---------

Health Care - 1.17%
+ LifePoint Hospitals                                    4,220         131,242
+ Microtek Medical Holdings                             41,965         147,717
+ Quidel                                                 2,295          29,537
+ RehabCare Group                                        8,430         158,906
  STERIS                                                25,000         616,999
  Vital Signs                                            3,560         195,551
                                                                     ---------
                                                                     1,279,952
                                                                     ---------

Real Estate - 6.76%
  Aames Investment                                      84,700         481,096
  Brookfield Homes                                      12,324         639,123
  Capital Lease Funding                                 28,600         317,174
  Eagle Hospitality Properties Trust                    33,100         333,648
  Equity Inns                                           10,090         163,458
  Fieldstone Investment                                 63,600         750,480
  Government Properties Trust                            4,600          43,884
+ Jameson Inns                                         161,300         395,185
+ Lodgian                                               97,800       1,358,442
  MI Developments Class A                               63,400       2,212,660
  MortgageIT Holdings                                   38,200         413,706
  Thomas Properties Group                               20,400         277,644
                                                                     ---------
                                                                     7,386,500
                                                                     ---------

Technology - 11.87%
+ Agile Software                                        10,800          82,404
  Agilysys                                              10,255         154,440
+ CIBER                                                 28,830         183,935
  Cohu                                                   8,050         170,821
+ Ducommun                                               8,005         177,711
  EDO                                                   18,600         573,810
+ Esterline Technologies                                 4,050         173,138
+ Gerber Scientific                                     25,000         258,500
+ International Rectifier                               33,000       1,367,190
+ Keane                                                 43,000         677,250
+ Mercury Interactive                                   25,800         897,840
+ Metrologic Instruments                                25,000         578,250
  MTS Systems                                            3,035         126,954
+ Neoware                                                8,770         259,767
+ Novell                                                27,700         212,736
+ Paxar                                                 50,000         978,500
  Reynolds & Reynolds Class A                           19,000         539,600


                                                      Number of          Market
                                                        Shares           Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Technology (continued)
+ Solectron                                             60,000     $   240,000
  Symbol Technologies                                  105,000       1,110,900
+ Thermo Electron                                       53,000       1,965,770
+ Tollgrade Communications                              15,815         235,327
  United Online                                         11,710         150,591
+ Vishay Intertechnology                                67,000         954,080
+ Zebra Technologies Class A                            20,000         894,400
                                                                    ----------
                                                                    12,963,914
                                                                    ----------

Transportation - 4.15%
+ Alaska Air Group                                      30,000       1,063,500
  Alexander & Baldwin                                   24,200       1,153,855
  Overseas Shipholding Group                            20,900       1,001,737
  SkyWest                                                6,825         199,768
+ YRC Worldwide                                         29,345       1,116,871
                                                                    ----------
                                                                     4,535,731
                                                                    ----------

Utilities - 0.89%
  Alliant Energy                                        25,600         805,632
  Duquesne Light Holdings                                9,710         160,215
                                                                    ----------
                                                                       965,847
                                                                    ----------

Total Common Stock
  (cost $86,649,774)                                               100,741,867
                                                                   -----------

--------------------------------------------------------------------------------
Exchange Traded Funds - 0.09%
--------------------------------------------------------------------------------
  iShares Russell 2000 Value Index Fund                  1,370         102,271
                                                                       -------
Total Exchange Traded Funds
   (cost $96,586)                                                      102,271
                                                                       -------

                                                    Principal
                                                      Amount
--------------------------------------------------------------------------------
Repurchase Agreements - 7.83%
--------------------------------------------------------------------------------
With BNP Paribas 4.45% 4/3/06
  (dated 3/31/06, to be
  repurchased at $4,273,584, collateralized by
  $4,401,000 U.S. Treasury Bills
  due 4/20/06, market
  value $4,391,471)                                 $4,272,000       4,272,000
With Cantor Fitzgerald 4.48%
  4/3/06 (dated 3/31/06, to be
  repurchased at $2,056,768,
  collateralized by $578,000
  U.S. Treasury Bills due 6/22/06,
  market value $572,454 ,
  $667,000 U.S. Treasury Bills
  due 7/20/06, market value
  $658,062, $556,000
  U.S. Treasury Bills due 8/17/06,
  market value $546,239 and
  $323,000 U.S. Treasury Notes
  2.625% due 11/15/06, market
  value $321,819)                                    2,056,000       2,056,000


64                                                                  (continued)

Statements of net assets

Optimum Small Cap Value Fund

                                                      Principal          Market
                                                       Amount             Value
--------------------------------------------------------------------------------
Repurchase Agreements (continued)
--------------------------------------------------------------------------------
  With UBS Warburg 4.48%
  4/3/06 (dated 3/31/06, to be
  repurchased at $2,223,830
  collateralized by $2,322,000
  U.S. Treasury Bills due 9/28/06,
  market value $2,269,079)                          $2,223,000      $2,223,000
                                                                    ----------
Total Repurchase Agreements
  (cost $8,551,000)                                                  8,551,000
                                                                    ----------
Total Market Value of Securities - 100.14%
  (cost $95,297,360)                                               109,395,138
Liabilities Net of Receivables and
  Other Assets - (0.14%)                                             (151,326)
                                                                    ----------
Net Assets Applicable to 8,053,414 Shares
  Outstanding - 100.00%                                           $109,243,812
                                                                   ===========
Net Asset Value - Optimum Small Cap Value Fund
  Class A ($13,300,355 / 978,475  Shares)                               $13.59
                                                                    ----------
Net Asset Value - Optimum Small Cap Value Fund
  Class B ($2,358,795 / 176,653 Shares)                                 $13.35
                                                                    ----------
Net Asset Value - Optimum Small Cap Value Fund
  Class C ($38,781,376 / 2,904,871 Shares)                              $13.35
                                                                    ----------
Net Asset Value - Optimum Small Cap Value Fund
  Institutional Class ($54,803,286 / 3,993,415 Shares)                  $13.72
                                                                    ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Components of Net Assets at March 31, 2006:
Shares of beneficial interest
  (unlimited authorization  no par)                               $ 92,853,232
Accumulated net realized gain on investments                         2,292,802
Net unrealized appreciation of investments                          14,097,778
                                                                  ------------
Total net assets                                                  $109,243,812
                                                                  ============

+  Non-income producing security for the year ended March 31, 2006.

Net Asset Value and Offering Price Per Share -
  Optimum Small Cap Value Fund
Net asset value Class A (A)                                             $13.59
Sales charge (5.75% of offering price) (B)                                0.83
                                                                    ----------
Offering price                                                          $14.42
                                                                    ==========

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $75,000 or more.

See accompanying notes

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2006


                                   Optimum          Optimum         Optimum          Optimum       Optimum         Optimum
                                Fixed Income     International     Large Cap        Large Cap     Small Cap       Small Cap
                                    Fund             Fund         Growth Fund      Value Fund    Growth Fund      Value Fund
Assets:
Investments at market            $562,842,262    $195,273,068     $580,003,104    $549,481,836    $118,673,446    $109,395,138
Cash                               11,684,493               -           36,624         114,035           6,577           7,094
Foreign currencies                    272,675      597,597 32                -               -               -               -
Subscriptions receivable            1,979,002         605,713        2,069,438       1,924,552         333,746         282,980
Receivables for securities sold    16,201,611         138,217        1,307,382       3,728,380          33,786         529,964
Dividends receivable                    1,450       1,063,213          437,394         927,555          16,417          93,431
Interest receivable                 5,396,761             588            3,703           3,988           1,064           1,061
Mark to market on foreign
currency contracts                    212,457         138,224                -               -               -               -
Futures margin receivable              27,445               -                -               -               -               -
                                 ------------    ------------     ------------    ------------    ------------    ------------
Total assets                      598,618,156     197,816,620      583,857,677     556,180,346     119,065,036     110,309,668
                                 ------------    ------------     ------------    ------------    ------------    ------------

Liabilities:
Cash overdraft                              -         467,294                -               -               -               -
Payables for securities purchased  43,535,853       1,341,738        4,240,420      15,509,656         493,136         714,825
Liquidations payable                  731,869         124,553          273,551         263,348          55,926          73,646
Mark to market on futures contracts     6,989               -                -               -               -               -
Swap agreement payable                 66,120               -                -               -               -               -
Due to manager and affiliates         516,927         255,310          736,146         613,154         151,312         100,309
Other accrued expenses                216,175         225,834          200,687         292,597          92,246         177,076
Distributions payable                  77,997               -                -               -               -               -
                                 ------------    ------------     ------------    ------------    ------------    ------------
Total liabilities                  45,151,930       2,414,729        5,450,804      16,678,755         792,620       1,065,856
                                 ------------    ------------     ------------    ------------    ------------    ------------

Total Net Assets                 $553,466,226    $195,401,891     $578,406,873    $539,501,591    $118,272,416    $109,243,812
                                 ============    ============     ============    ============    ============    ============

Investments at cost              $572,901,745    $166,131,705     $511,533,193    $516,971,194    $ 94,749,135    $ 95,297,360
Foreign currencies at cost       $    273,514    $    599,759     $         32    $          -    $          -    $          -

See accompanying notes

Statements of operations

Optimum Fund Trust

Year Ended March 31, 2006


                                                 Optimum          Optimum         Optimum      Optimum      Optimum      Optimum
                                               Fixed Income     International     Large Cap    Large Cap    Small Cap    Small Cap
                                                  Fund             Fund         Growth Fund   Value Fund   Growth Fund  Value Fund
Investment Income:
Dividends                                     $     14,952   $  4,976,192    $  4,314,821  $ 9,159,416   $   276,173   $ 1,028,473
Interest                                        21,768,262        172,045         840,711      692,429       227,418       329,370
Foreign tax withheld                                     -       (248,212)        (87,239)    (117,474)         (449)      (13,539)
                                              ------------   ------------     -----------  -----------   -----------   -----------
                                                21,783,214      4,900,025       5,068,293    9,734,371       503,142     1,344,304
                                              ------------   ------------     -----------  -----------   -----------   -----------
Expenses:
Management fees                                  2,784,184      1,173,105       3,407,574    3,036,354       968,191       886,144
Distribution expenses - Class A                    149,124         54,846         133,545      132,578        31,861        36,626
Distribution expenses - Class B                     90,249         39,220          90,547       92,037        19,620        21,111
Distribution expenses - Class C                  1,622,684        540,862       1,300,309    1,323,092       280,914       315,114
Administration fees                              1,588,998        500,650       1,523,544    1,440,858       310,914       296,405

Dividend disbursing and transfer agent fees
and expenses                                       915,815        464,178         923,346      881,073       382,943       385,587
Accounting fees                                    181,561         86,000         174,171      163,246        51,000        51,000
Professional fees                                  141,636         81,943         109,145      124,692        41,472        67,593
Trustees fees                                       82,655         25,150          76,066       72,459        15,700        15,077
Reports and statements to shareholders 90,588      119,836         69,174         160,442       13,840       107,340
Custodian fees                                      67,142         97,420          34,365       21,860         7,166         9,634
Registration fees                                   77,020         58,468          87,746       78,347        54,379        54,922
Pricing fees                                        29,158         12,764           2,811        2,113         1,294           900
Other                                               54,479         24,500          53,162       45,545        14,000        13,255
                                              ------------   ------------    ------------  -----------   -----------   -----------
                                                 7,875,293      3,278,942       7,985,505    7,574,696     2,193,294     2,260,708
Less expenses absorbed or waived                (1,933,524)      (349,924)       (647,332)  (1,133,870)     (458,062)     (695,176)
Less expense paid indirectly                        (5,911)            --             (13)      (1,532)       (1,034)       (1,431)
                                              ------------   ------------    ------------  -----------   -----------   -----------
Total expenses                                   5,935,858      2,929,018       7,338,160    6,439,294     1,734,198     1,564,101
                                              ------------   ------------    ------------  -----------   ---------     -----------
Net Investment Income (Loss)                    15,847,356      1,971,007      (2,269,867)   3,295,077    (1,231,056)     (219,797)
                                              ------------   ------------    ------------  -----------   -----------   -----------

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                     (3,081,973)     9,702,570       7,701,325   20,384,446     2,433,962     5,880,382
Futures contracts                                  (92,072)             -               -            -             -             -
Swap agreements                                    (44,434)             -               -            -             -             -
Foreign currencies                                (674,024)       (73,782)        (58,974)        (422)            -           181
                                              ------------   ------------    ------------  -----------   -----------   -----------
Net realized gain (loss)                        (3,892,503)     9,628,788       7,642,351   20,384,024     2,433,962     5,880,563
Net change in unrealized
appreciation/depreciation of
investments and foreign currencies              (8,491,476)    21,688,222      55,920,475   16,355,560    17,760,785     9,123,924
                                              ------------   ------------    ------------  -----------   -----------   -----------
Net Realized and Unrealized Gain (Loss)
on Investments and foreign currencies          (12,383,979)    31,317,010      63,562,826   36,739,584    20,194,747    15,004,487
                                              ------------   ------------    ------------  -----------   -----------   -----------
Net Increase in Net Assets Resulting
from Operations                               $  3,463,377   $ 33,288,017    $ 61,292,959  $40,034,661   $18,963,691   $14,784,690
                                              ============   ============    ============  ===========   ===========   ===========

See accompanying notes

Statements of changes in net assets

Optimum Fund Trust

                                                        Optimum Fixed Income Fund             Optimum International Fund
                                                       Year Ended     Year Ended               Year Ended    Year Ended
                                                         3/31/06        3/31/05                  3/31/06       3/31/05
Increase (Decrease) in Net Assets from Operations:
Net investment income                                 $  15,847,356    $   5,547,740    $   1,971,007    $     163,243
Net realized gain (loss) on investments and foreign
 currencies                                              (3,892,503)       1,817,567        9,628,788        1,703,638
Net change in unrealized appreciation/depreciation
of investments and foreign currencies                    (8,491,476)      (2,333,989)      21,688,222        5,225,103
                                                      -------------        ----------      ----------        ---------
Net increase in net assets from operations                3,463,377        5,031,318       33,288,017        7,091,984
                                                         ----------        ----------      ----------        ---------
Dividends and Distributions to Shareholders from:
Net investment income:
Class A                                                  (1,274,163)        (607,462)        (100,399)               -
Class B                                                    (200,881)        (149,152)          (5,304)               -
Class C                                                  (3,770,221)      (1,862,660)         (76,640)               -
Institutional Class                                      (8,427,841)      (2,689,405)        (665,959)         (10,068)

Net realized gain on investments:
Class A                                                     (58,447)        (169,911)        (969,277)         (70,371)
Class B                                                     (13,649)         (60,676)        (244,303)         (28,750)
Class C                                                    (226,703)        (711,907)      (3,422,034)        (247,759)
Institutional Class                                        (303,646)        (552,891)      (4,392,786)        (182,693)
                                                        ------------      ----------       ----------         ---------
                                                        (14,275,551)      (6,804,064)      (9,876,702)        (539,641)
                                                        ------------      -----------      -----------        ---------
Capital Share Transactions:
Proceeds from shares sold:
Class A                                                  21,516,919       23,242,345        7,479,635        7,124,904
Class B                                                   1,902,359        4,359,127          706,771        1,644,652
Class C                                                  78,822,876       78,034,924       25,628,967       23,236,383
Institutional Class                                     195,734,889      138,332,965       49,032,003       37,265,900

Net asset value of shares issued upon reinvestment of
  dividends and distributions:
Class A                                                   1,300,051          752,910        1,055,577           69,669
Class B                                                     201,144          198,379          245,975           28,262
Class C                                                   3,904,936        2,511,297        3,461,735          242,906
Institutional Class                                       8,460,551        3,143,227        4,970,506          189,814
                                                        -----------      -----------       ----------       ----------
                                                        311,843,725      250,575,174       92,581,169       69,802,490
                                                        -----------      -----------       ----------       ----------
Cost of shares repurchased:
Class A                                                  (7,183,605)      (2,602,853)      (2,104,304)        (777,862)
Class B                                                  (1,063,150)        (437,867)        (337,867)        (192,042)
Class C                                                 (17,617,845)      (7,226,122)      (5,391,571)      (1,907,718)
Institutional Class                                     (41,742,586)      (9,763,291)     (10,108,871)      (5,473,673)
                                                        -----------      -----------      -----------      ------------
                                                         67,607,186)     (20,030,133)     (17,942,613)      (8,351,295)
                                                        -----------     ------------      -----------      ------------
Increase in net assets derived from capital share
  transactions                                          244,236,539      230,545,041       74,638,556       61,451,195
                                                        -----------     ------------      -----------      ------------
Net Increase in Net Assets                              233,424,365      228,772,295       98,049,871       68,003,538

Net Assets:
Beginning of year                                       320,041,861       91,269,566       97,352,020       29,348,482
                                                        -----------     ------------      -----------      ------------
End of year                                           $ 553,466,226    $ 320,041,861    $ 195,401,891    $  97,352,020
                                                      =============     ============      ===========      ============

Undistributed net investment income (accumulated
  loss)                                               $   3,066,548    $   1,244,598    $     943,832    $    (105,091)
                                                        ===========     ============      ===========      ============


See accompanying notes

68                                                                   (continued)

Statements of changes in net assets

Optimum Fund Trust

                                                                 Optimum Large Cap Growth Fund     Optimum Large Cap Value Fund
                                                                  Year Ended       Year Ended     Year Ended          Year Ended
                                                                    3/31/06          3/31/05        3/31/06            3/31/05
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                                    $  (2,269,867)   $    (753,193)   $   3,295,077    $     892,477
Net realized gain (loss) on investments and foreign currencies      7,642,351         (595,831)      20,384,024        5,105,874
Net change in unrealized appreciation/depreciation of investments
and foreign currencies                                             55,920,475        9,674,113       16,355,560       13,825,365
                                                                   ----------        ---------       ----------       ----------
Net increase in net assets from operations                         61,292,959        8,325,089       40,034,661       19,823,716
                                                                   ----------        ---------       ----------       ----------

Dividends and Distributions to Shareholders from:
Net investment income:
Class A                                                                     -                -         (232,766)         (56,275)
Class B                                                                     -                -                -                -
Class C                                                                     -                -                -                -
Institutional Class                                                         -                -       (2,296,205)        (511,745)

Net realized gain on investments:
Class A                                                                     -                -       (1,726,349)        (217,926)
Class B                                                                     -                -         (417,436)         (82,157)
Class C                                                                     -                -       (6,100,367)        (809,638)
Institutional Class                                                         -                -      (10,676,069)        (820,065)
                                                                   ----------        ---------       ----------       ----------
                                                                            -                -      (21,449,192)      (2,497,806)
                                                                   ----------        ---------       ----------       ----------

Capital Share Transactions:
Proceeds from shares sold:
Class A                                                            20,928,160       17,733,530       19,869,935       17,926,107
Class B                                                             1,997,102        4,016,377        1,945,951        4,013,859
Class C                                                            67,942,559       57,805,803       66,507,062       58,790,101
Institutional Class                                               192,810,241      140,103,883      184,582,292      119,998,337

Net asset value of shares issued upon reinvestment of
  dividends and distributions:
Class A                                                                     -                -        1,934,288          270,439
Class B                                                                     -                -          410,885           80,872
Class C                                                                     -                -        6,036,661          796,609
Institutional Class                                                         -                -       12,773,412        1,311,059
                                                                   ----------        ---------       ----------       ----------
                                                                   283,678,062     219,659,593      294,060,486      203,187,383
                                                                   ----------        ---------       ----------       ----------

Cost of shares repurchased:
Class A                                                            (5,206,320)      (1,646,757)      (5,348,169)      (1,659,252)
Class B                                                              (648,672)        (288,388)        (724,403)        (306,639)
Class C                                                           (11,875,323)      (4,197,896)     (12,376,689)      (4,231,491)
Institutional Class                                               (32,322,493)      (7,968,074)     (28,454,697)      (6,974,417)
                                                                   ----------        ---------       ----------       ----------
                                                                  (50,052,808)   (14,101,115)    (46,903,958)
                                                                   ----------        ---------       ----------       ----------
Increase in net assets derived from capital share transactions    233,625,254      205,558,478      247,156,528      190,015,584
                                                                   ----------        ---------       ----------       ----------
Net Increase in Net Assets                                        294,918,213      213,883,567      265,741,997      207,341,494
                                                                   ----------        ---------       ----------       ----------

Net Assets:
Beginning of year                                                 283,488,660       69,605,093      273,759,594       66,418,100
                                                                   ----------        ---------       ----------       ----------
End of year                                                     $ 578,406,873    $ 283,488,660    $ 539,501,591    $ 273,759,594
                                                                =============    =============    =============    =============
Undistributed net investment income (accumulated loss)          $    (21,931)    $     (19,460)   $   1,115,374    $     349,690
                                                                =============    =============    =============    =============

See accompanying notes

(continued)                                                                  69

Statements of changes in net assets

Optimum Fund Trust

                                                                     Optimum Small Cap Growth Fund     Optimum Small Cap Value Fund
                                                                    Year Ended          Year Ended    Year Ended         Year Ended
                                                                        3/31/06         3/31/05        3/31/06             3/31/05

Increase (Decrease) in Net Assets from Operations:
Net investment loss                                                     $ (1,231,056) $    (544,566)  $    (219,797)  $   (224,636)
Net realized gain (loss) on investments                                    2,433,962     (1,343,168)      5,880,563      3,066,721
Net change in unrealized appreciation/depreciation of investments         17,760,785      3,980,308       9,123,924      2,823,528
                                                                          ----------      ---------      ----------     ----------
Net increase in net assets from operations                                18,963,691      2,092,574      14,784,690      5,665,613
                                                                          ----------      ---------      ----------     ----------


Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A                                                                            -           (479)       (691,256)      (122,848)
Class B                                                                            -           (198)       (140,472)       (42,176)
Class C                                                                            -         (1,742)     (2,090,114)      (445,185)
Institutional Class                                                                -         (2,549)     (2,649,173)      (415,985)
                                                                          ----------      ---------      ----------     ----------
                                                                                   -         (4,968)     (5,571,015)    (1,026,194)
                                                                          ----------      ---------      ----------     ----------

Capital Share Transactions:
Proceeds from shares sold:
Class A                                                                    5,208,885      4,186,170       6,124,857      5,061,730
Class B                                                                      368,790        858,140         345,948        881,752
Class C                                                                   13,465,739     12,540,122      13,083,206     13,687,307
Institutional Class                                                       31,730,182     29,515,787      26,704,023     22,067,117

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A                                                                            -            472         679,548        120,917
Class B                                                                            -            195         138,269         41,348
Class C                                                                            -          1,708       2,068,790        437,878
Institutional Class                                                                -          2,524       2,582,357        409,196
                                                                          ----------      ---------      ----------     ----------
                                                                          50,773,596     47,105,118      51,726,998     42,707,245
                                                                          ----------      ---------      ----------     ----------
Cost of shares repurchased:
Class A                                                                   (1,294,228)      (404,618)     (1,927,172)      (578,700)
Class B                                                                     (141,727)       (61,613)       (178,922)       (72,026)
Class C                                                                   (2,628,027)      (886,607)     (3,359,047)    (1,223,649)
Institutional Class                                                       (6,909,249)    (8,971,226)     (6,157,132)    (6,771,964)
                                                                          ----------      ---------      ----------     ----------
                                                                         (10,973,231)   (10,324,064)    (11,622,273)    (8,646,339)
                                                                          ----------      ---------      ----------     ----------
Increase in net assets derived from capital share transactions            39,800,365     36,781,054      40,104,725     34,060,906
                                                                          ----------      ---------      ----------     ----------
Net Increase in Net Assets                                                58,764,056     38,868,660      49,318,400     38,700,325
                                                                          ----------      ---------      ----------     ----------
Net Assets:
Beginning of year                                                         59,508,360     20,639,700      59,925,412     21,225,087
                                                                          ----------      ---------      ----------     ----------
End of year                                                             $118,272,416  $  59,508,360   $ 109,243,812   $ 59,925,412
                                                                          ==========     ==========     ===========     ==========
 Undistributed net investment income                                     $         -   $          -   $           -   $         -
                                                                          ==========     ==========     ===========     ==========

See accompanying notes

Financial highlights

Optimum Fixed Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Class A                                 Class B
---------------------------------------------------------------------------------------------------------------------------
                                                                 Year     Year     8/1/03(1)  Year      Year     8/1/03(1)
                                                                Ended     Ended       to      Ended     Ended        to
                                                               3/31/06   3/31/05     3/31/04  3/31/06   3/31/05    3/31/04
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 8.890   $ 8.980    $ 8.500   $8.900    $ 8.990   $ 8.500

Income (loss) from investment operations:
Net investment income(2)                                         0.316     0.279      0.171    0.258      0.221     0.133
Net realized and unrealized gain (loss) on investments
and foreign currencies                                          (0.199)   (0.061)     0.417   (0.209)    (0.055)    0.420
                                                               -------   -------    -------   ------    -------   -------
Total from investment operations                                 0.117     0.218      0.588    0.049      0.166     0.553
                                                               -------   -------    -------   ------    -------   -------
Less dividends and distributions from:
Net investment income                                           (0.253)   (0.228)    (0.098)  (0.195)    (0.176)   (0.053)
Net realized gain on investments                                (0.014)   (0.080)    (0.010)  (0.014)    (0.080)   (0.010)
                                                               -------   -------    -------   ------    -------   -------
Total dividends and distributions                               (0.267)   (0.308)    (0.108)  (0.209)    (0.256)   (0.063)
                                                               -------   -------    -------   ------    -------   -------
Net asset value, end of period                                 $ 8.740   $ 8.890     $8.980   $8.740     $8.900   $ 8.990
                                                               =======   =======    =======   ======    =======   =======
Total return(3)                                                   1.31%     2.59%      6.82%    0.54%      1.88%     6.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $47,956   $33,251    $12,049   $9,278    $ 8,405   $ 4,296
Ratio of expenses to average net assets                          1.25%      1.24%      1.20%    1.90%      1.89%     1.85%
Ratio of expenses to average net assets prior to
expense limitation                                               1.67%      1.70%      2.25%    2.32%      2.35%     2.90%
Ratio of net investment income to average net assets             3.55%      3.12%      2.88%    2.90%      2.47%     2.23%
Ratio of net investment income to average net assets prior to
expense limitation                                                3.13%     2.66%      1.83%    2.48%      2.01%     1.18%
Portfolio turnover                                                 298%      352%       383%     298%       352%      383%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                                  (continued) 71

Financial highlights

Optimum Fixed Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Class C                                   Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year       Year      8/1/03(1)     Year        Year       8/1/03(1)
                                                             Ended       Ended        to         Ended       Ended         to
                                                            3/31/06     3/31/05     3/31/04      3/31/06     3/31/05     3/31/04
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $   8.900   $  8.990    $ 8.500     $   8.890    $   8.970    $  8.500

Income (loss) from investment operations:
Net investment income(2)                                        0.258       0.221      0.133        0.348        0.310       0.192
Net realized and unrealized gain (loss) on investments
and foreign currencies                                         (0.199)     (0.055)     0.420       (0.209)      (0.050)      0.407
                                                                ------    ------      -----         -----        -----       -----
Total from investment operations                                0.059)      0.166      0.553        0.139        0.260       0.599
                                                                ------    ------      -----         -----        -----       -----

Less dividends and distributions from:
Net investment income                                          (0.195)    (0.176)    (0.053)      (0.285)       (0.260)    (0.119)
Net realized gain on investments                               (0.014)    (0.080)    (0.010)      (0.014)       (0.080)    (0.010)
                                                                ------    ------      -----         -----        -----      -----
Total dividends and distributions                              (0.209)    (0.256)    (0.063)      (0.299)       (0.340)    (0.129)
                                                                ------    ------      -----         -----        -----      -----

Net asset value, end of period                               $  8.750   $   8.900  $  8.990    $    8.730    $   8.890   $  8.970
                                                             ========   =========  ========     =========    =========   ========

Total return(3)                                                 0.65%       1.88%      6.52%        1.56%        2.96%       7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $186,869    $125,301    $52,649    $ 309,363    $ 153,085    $ 22,276
Ratio of expenses to average net assets                         1.90%       1.89%      1.85%        0.90%        0.89%       0.85%
Ratio of expenses to average net assets prior to
expense limitation                                              2.32%       2.35%      2.90%        1.32%        1.35%       1.90%
Ratio of net investment income to average net assets            2.90%       2.47%      2.23%        3.90%        3.47%       3.23%
Ratio of net investment income to average net assets prior
to expense limitation                                           2.48%       2.01%      1.18%        3.48%        3.01%       2.18%
Portfolio turnover                                               298%        352%       383%         298%         352%        383%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

72                                                                  (continued)

Financial highlights

Optimum International Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Class A                                        Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                                Year       Year         8/1/03(1)    Year      Year     8/1/03(1)
                                                                Ended      Ended           to        Ended     Ended        to
                                                               3/31/06     3/31/05      3/31/04     3/31/06    3/31/05    3/31/04
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                       $    11.660 $    10.670 $     8.500 $    11.530 $   10.620 $    8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                                  0.180       0.050       0.021       0.102     (0.020)    (0.023)
Net realized and unrealized gain on investments
and foreign currencies                                           2.456       1.069       2.155       2.426      1.059      2.149
                                                                 ----        -----      ------      ------      -----      -----
Total from investment operations                                 2.636       1.119       2.176       2.528      1.039      2.126
                                                                 ----        -----      ------      ------      -----      -----

Less dividends and distributions from:
Net investment income                                           (0.074)     (0.016)
Net realized gain on investments                                (0.752)     (0.129)     (0.006)     (0.752)    (0.129)    (0.006)
                                                                 ----        -----      ------      ------      -----      -----
Total dividends and distributions                               (0.826)     (0.129)     (0.006)     (0.768)    (0.129)    (0.006)
                                                                 ----        -----      ------      ------      -----      -----

Net asset value, end of period                             $    13.470 $    11.660 $    10.670 $    13.290 $   11.530 $   10.620
                                                           =========== =========== =========== =========== ========== ==========
Total return(3)                                                 23.54%      10.62%      25.61%      22.81%      9.91%     25.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $20,247     $11,300     $ 4,083     $ 4,594     $3,386     $1,624
Ratio of expenses to average net assets                          1.96%       1.98%       1.92%       2.61%      2.63%      2.57%
Ratio of expenses to average net assets prior to
expense limitation                                               2.20%       2.30%       3.82%       2.85%      2.95%      4.47%
Ratio of net investment income (loss) to average net assets      1.47%       0.45%       0.30%       0.82%     (0.20%)     (0.35)
Ratio of net investment income (loss) to average net assets
prior to expense limitation                                      1.23%       0.13%      (1.60%)      0.58%     (0.52%)    (2.25%)
Portfolio turnover                                                 68%         82%         49%         68%        82%        49%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                                  (continued) 73

Financial highlights

Optimum International Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Class C                           Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                                Year      Year         8/1/03(1)     Year        Year    8/1/03(1)
                                                                Ended     Ended            to        Ended        Ended      to
                                                               3/31/06   3/31/05       3/31/04     3/31/06     3/31/05   3/31/04
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                        $  11.540    $ 10.620     $  8.500   $   11.720   $  10.690   $  8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                                 0.102      (0.020)      (0.023)       0.224       0.089      0.045
Net realized and unrealized gain on investments
and foreign currencies                                          2.416       1.069        2.149        2.464       1.079      2.151
                                                                -----       -----       ------       ------       -----      -----
Total from investment operations                                2.518       1.049        2.126        2.688       1.168      2.196
                                                                -----       -----       ------       ------       -----      -----

Less dividends and distributions from:
Net investment income                                          (0.016)          -            -       (0.106)     (0.009)         -
Net realized gain on investments                               (0.752)     (0.129)      (0.006)      (0.129)     (0.006)
                                                               ------      ------       ------       ------      ------      -----
Total dividends and distributions                              (0.768)     (0.129)      (0.006)      (0.858)     (0.138)     0.006)
                                                               ------      ------       ------       ------      ------      -----
Net asset value, end of period                              $  13.290    $ 11.540 $     10.620   $   13.550   $  11.720    $10.690
                                                               ======      ======       ======       ======      ======     ======

Total return(3)                                                 22.69%      10.01%       25.02%       23.91%      11.08%     25.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $  70,828    $ 38,517     $ 14,339    $  99,733    $ 44,149    $ 9,302
Ratio of expenses to average net assets                          2.61%       2.63%        2.57%        1.61%       1.63%      1.57%
Ratio of expenses to average net assets prior to
expense limitation                                               2.85%       2.95%        4.47%        1.85%       1.95%      3.47%
Ratio of net investment income (loss) to average net assets      0.82%      (0.20%)      (0.35%)       1.82%       0.80%      0.65%
Ratio of net investment income (loss) to average net assets
prior to expense limitation                                      0.58%      (0.52%)      (2.25%)       1.58%       0.48%     (1.25%)
Portfolio turnover                                                 68%         82%          49%          68%         82%        49%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

74                                                                   (continued)

Financial highlights

Optimum Large Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Class A                                 Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                             Year      Year   8/1/03(1)  Year        Year     8/1/03(1)
                                                             Ended     Ended     to     Ended        Ended        to
                                                            3/31/06   3/31/05  3/31/04  3/31/06     3/31/05     3/31/04
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                     $  10.020  $ 9.570  $ 8.500   $  9.910   $   9.530     $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                      (0.057)  (0.036)  (0.037)    (0.126)     (0.099)     (0.077)
Net realized and unrealized gain on investments
and foreign currencies                                       1.577    0.486    1.107      1.556       0.479       1.107
                                                             -----    -----    -----      -----       -----       -----
Total from investment operations                             1.520    0.450    1.070      1.430       0.380       1.030
                                                             -----    -----    -----      -----       -----       -----

Net asset value, end of period                           $  11.540  $10.020  $ 9.570   $ 11.340    $  9.910     $ 9.530
                                                            ======   ======    =====     ======       =====       =====

Total return(3)                                              15.17%    4.70%   12.59%     14.43%       3.99%      12.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $  47,283  $26,252  $ 9,337  $  10,168    $  7,603     $ 3,568
Ratio of expenses to average net assets                       1.69%    1.67%    1.61%      2.34%       2.32%       2.26%
Ratio of expenses to average net assets prior to
expense limitation                                            1.84%    1.87%    2.51%      2.49%       2.52%       3.16%
Ratio of net investment loss to average net assets           (0.52%)  (0.37%)  (0.61%)    (1.17%)     (1.02%)     (1.26)
Ratio of net investment loss to average net assets prior
to expense limitation                                        (0.67%)  (0.57%)  (1.51%)    (1.32%)     (1.22%)     (2.16%)
Portfolio turnover                                              48%      37%      51%        48%         37%         51%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                                  (continued) 75

Financial highlights

Optimum Large Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Class C                             Institutional  Class
----------------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year      8/1/03(1)      Year          Year    8/1/03(1)
                                                             Ended        Ended        to          Ended         Ended      to
                                                            3/31/06      3/31/05     3/31/04      3/31/06       3/31/05   3/31/04
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $     9.910     $   9.530   $  8.500     $ 10.080     $   9.590  $  8.500

Income (loss) from investment operations:
Net investment loss(2)                                       (0.126)       (0.099)    (0.077)      (0.019)       (0.002)   (0.015)
Net realized and unrealized gain on investments
 and foreign currencies                                       1.556         0.479      1.107        1.589         0.492     1.105
                                                             ------        ------     ------       ------        ------    ------
Total from investment operations                              1.430         0.380      1.030        1.570         0.490     1.090
                                                             ------        ------     ------       ------        ------    ------

Net asset value, end of period                          $    11.340     $   9.910   $  9.530     $ 11.650     $  10.080  $  9.590
                                                             ======        ======     ======       ======        ======    ======

Total return(3)                                               14.43%         3.99%     12.12%       15.57%         5.11%    12.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $  164,995     $  91,434   $ 35,143     $ 355,961    $ 158,200  $ 21,557
Ratio of expenses to average net assets                        2.34%         2.32%      2.26%        1.34%         1.32%     1.26%
Ratio of expenses to average net assets prior to
 expense limitation                                            2.49%         2.52%      3.16%        1.49%         1.52%     2.16%
Ratio of net investment loss to average net assets            (1.17%)       (1.02%)    (1.26%)      (0.17%)       (0.02%)   (0.26%)
Ratio of netinvestment loss to average net assets prior
 to expense limitation                                        (1.32%)       (1.22%)    (2.16%)      (0.32%)       (0.22%)   (1.16%)
Portfolio turnover                                               48%           37%        51%          48%           37%       51%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

76                                                                   (continued)

Financial highlights

Optimum Large Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Class A                              Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                      Year         Year      8/1/03(1)      Year          Year    8/1/03(1)
                                                      Ended        Ended        to          Ended         Ended      to
                                                     3/31/06      3/31/05     3/31/04      3/31/06       3/31/05   3/31/04
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $ 10.840    $ 9.830     $   8.500    $ 10.780    $  9.810    $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                           0.092      0.074         0.038       0.021       0.008     (0.003)
Net realized and unrealized gain on investments
and foreign currencies                                    0.947      1.100         1.331       0.933       1.098      1.329
                                                        -------    -------       -------     -------     -------    -------
Total from investment operations                          1.039      1.174         1.369       0.954       1.106      1.326
                                                        -------    -------       -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                    (0.065)    (0.028)       (0.023)          -           -          -
Net realized gain on investments                         (0.494)    (0.136)       (0.016)     (0.494)     (0.136)    (0.016)
                                                        -------    -------       -------     -------     -------    -------
Total dividends and distributions                        (0.559)    (0.164)       (0.039)     (0.494)     (0.136)    (0.016)
                                                        -------    -------       -------     -------     -------    -------

Net asset value, end of period                         $ 11.320   $ 10.840     $   9.830    $ 11.240     $10.780     $9.810
                                                        =======   =========     ========    ========     =======    =======

Total return(3)                                            9.82%     12.04%        16.12%       9.05%      11.36%     15.61%


Ratios and supplemental data:
Net assets, end of period (000 omitted)                $ 45,666    $27,524     $   9,115    $ 10,103     $ 8,072    $ 3,609
Ratio of expenses to average net assets                    1.55%      1.53%        1.50%        2.20%       2.18%      2.15%
Ratio of expenses to average net assets prior to
expense limitation                                         1.83%      1.84%        2.52%        2.48%       2.49%      3.17%
Ratio of net investment income (loss) to average net
assets                                                     0.83%      0.72%        0.59%        0.18%       0.07%     (0.06%)
Ratio of net investment income (loss) to average net
assets prior to expense limitation                         0.55%      0.41%       (0.43%)     (0.10%)      (0.24%)    (1.08%)
Portfolio turnover                                           52%        38%          38%          52%         38%        38%

--------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continued) 77

Financial highlights

Optimum Large Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                         Class  C                    Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                      Year         Year      8/1/03(1)      Year          Year    8/1/03(1)
                                                      Ended        Ended        to          Ended         Ended      to
                                                     3/31/06      3/31/05     3/31/04      3/31/06       3/31/05   3/31/04
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period              $    10.780   $ 9.810   $ 8.500       $  10.860       $  9.840    $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                         0.021     0.008    (0.003           0.131          0.110      0.060
Net realized and unrealized gain on investments
and foreign currencies                                  0.933     1.098     1.329           0.936          1.110      1.330
                                                     --------   -------   -------         -------        -------    -------
Total from investment operations                        0.954     1.106     1.326           1.067          1.220      1.390
                                                     --------   -------   -------         -------        -------    -------

Less dividends and distributions from:
Net investment income                                  (0.103)   (0.064)   (0.034)              -              -          -
Net realized gain on investments                       (0.494)   (0.136)   (0.016)         (0.494)        (0.136)    (0.016)
                                                     --------   -------   -------         -------        -------    -------
Total dividends and distributions                      (0.494)   (0.136)   (0.016)         (0.597)        (0.200)    (0.050)
                                                     --------   -------   -------         -------        -------    -------

Net asset value, end of period                        $11.240   $10.780    $9.810        $ 11.330        $10.860     $9.840
                                                     ========   =======   =======         =======        =======    =======

Total return(3)                                          9.16%    11.36%    15.61%          10.19%         12.41%     16.38%

Ratios and supplemental data:
Net assets, end of period (000 omitted)              $163,876   $97,823   $35,732        $319,857       $140,341    $17,962
Ratio of expenses to average net assets                  2.20%     2.18%     2.15%           1.20%           1.18%     1.15%
Ratio of expenses to average net assets prior to
expense limitation                                       2.48%     2.49%     3.17%           1.48%          1.49%      2.17%
Ratio of net investment income (loss) to average
 net assets                                              0.18%     0.07%    (0.06%)          1.18%          1.07%      0.94%
Ratio of net investment income (loss) to average net assets
prior to expense limitation                             (0.10%)  (0.24%)    (1.08%)          0.90%          0.76%     (0.08%)
Portfolio turnover                                         52%       38%       38%             52%            38%        38%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

78                                                                   (continued)

Financial highlights

Optimum Small Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                          Class  A                                         Class  B
--------------------------------------------------------------------------------------------------------------------------------
                                                        Year       Year       8/1/03(1)       Year         Year       8/1/03(1)
                                                        Ended      Ended          to          Ended        Ended         to
                                                       3/31/06     3/31/05      3/31/04      3/31/06       3/31/05     3/31/04
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    11.750  $    11.260     $ 8.500   $    11.640   $    11.230   $    8.500

Income (loss) from investment operations:
Net investment loss(2)                                 (0.176)      (0.161)     (0.100)       (0.257)       (0.233)      (0.146)
Net realized and unrealized gain on investments         2.766        0.653       2.860         2.727         0.645        2.876
                                                     --------      -------      -------       -------       -------      -------
Total from investment operations                        2.590        0.492       2.760         2.470         0.412        2.730
                                                     --------      -------      -------       -------       -------      -------

Less dividends and distributions from:
Net realized gain on investments                           --       (0.002)         --            --        (0.002)         --
                                                     --------      -------      -------       -------       -------      -------
Total dividends and distributions                          --       (0.002)         --            --        (0.002)         --
                                                     --------      -------      -------       -------       -------      -------

Net asset value, end of period                        $14.340      $11.750     $11.260       $14.110       $11.640      $11.230
                                                     ========      =======      =======       =======       =======      =======

Total return(3)                                         22.04%        4.37%      32.47%        21.22%         3.67%       32.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)               $11,984       $6,133      $2,115        $2,285        $1,665         $792
Ratio of expenses to average net assets                  1.95%        1.80%       1.81%         2.60%         2.45%        2.46%
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                  2.46%        2.69%       4.11%         3.11%         3.34%        4.76%
Ratio of net investment loss to average net assets      (1.38%)      (1.42%)     (1.41%)       (2.03%)       (2.07%)      (2.06%)
Ratio of net investment loss to average net assets prior to
expense limitation and expenses paid indirectly         (1.89%)      (2.31%)     (3.71%)       (2.54%)       (2.96%)      (4.36%)
Portfolio turnover                                         47%          44%         16%           47%           44%          16%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continued) 79

Financial highlights

Optimum Small Cap Growth Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Class C                    Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year      8/1/03(1)      Year      Year       8/1/03(1)
                                                              Ended         Ended        to          Ended     Ended         to
                                                             3/31/06       3/31/05     3/31/04     3/31/06    3/31/05     3/31/04
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.640       $11.230     $8.500      $11.820    $11.280     $8.500

Income (loss) from investment operations:
Net investment loss(2)                                        (0.257)       (0.233)    (0.146)      (0.131)    (0.121)    (0.075)
Net realized and unrealized gain on investments                2.727         0.645      2.876        2.781      0.663      2.855
                                                               -----         -----      -----        -----      -----      -----
Total from investment operations                               2.470         0.412      2.730        2.650      0.542      2.780
                                                               -----         -----      -----        -----      -----      -----
Less dividends and distributions from:
Net realized gain on investments                                   -        (0.002)         -            -     (0.002)         -
                                                             -------        -------    -------     -------     -------    ------
Total dividends and distributions                                  -        (0.002)         -            -     (0.002)         -
                                                             -------        -------    -------     -------     -------    ------

Net asset value, end of period                               $14.110       $11.640     $11.230     $14.470    $11.820     $11.280
                                                             =======       =======     =======     =======    =======     =======

Total return(3)                                                21.22%         3.67%     32.12%       22.42%      4.81%     32.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $36,537       $19,883     $7,521      $67,466    $31,827    $10,212
Ratio of expenses to average net assets                         2.60%         2.45%      2.46%        1.60%      1.45%      1.46%
Ratio of expenses to average net assets prior to expense
        limitation and expenses paid indirectly                 3.11%         3.34%      4.76%        2.11%      2.34%      3.76%
Ratio of net investment loss to average net assets             (2.03%)       (2.07%)    (2.06%)     (1.03%)     (1.07%)    (1.06%)
Ratio of net investment loss to average net assets prior to
        expense limitation and expenses paid indirectly        (2.54%)       (2.96%)    (4.36%)      (1.54%)   (1.96%)     (3.36%)
Portfolio turnover                                                47%           44%        16%          47%        44%        16%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

80                                                                   (continued)

Financial highlights

Optimum Small Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Class A                           Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year     8/1/03(1)     Year       Year      8/1/03(1)
                                                              Ended          Ended       to         Ended      Ended        to
                                                             3/31/06       3/31/05     3/31/04     3/31/06    3/31/05     3/31/04
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.410       $11.010     $ 8.500     $12.280    $10.970     $8.500

Income (loss) from investment operations:
Net investment loss(2)                                        (0.022)       (0.055)     (0.046)     (0.102)    (0.129)     (0.090)
Net realized and unrealized gain on investments                2.043         1.801       2.616       2.013      1.785       2.620
                                                               -----         -----       -----       -----      -----       -----
Total from investment operations                               2.021         1.746       2.570       1.911      1.656       2.530
                                                               -----         -----       -----       -----      -----       -----
Less dividends and distributions from:
Net realized gain on investments                              (0.841)       (0.346)     (0.060)     (0.841)    (0.346)     (0.060)
                                                               -----         -----       -----       -----      -----       -----
Total dividends and distributions                             (0.841)       (0.346)     (0.060)     (0.841)    (0.346)     (0.060)
                                                               -----         -----       -----       -----      -----       -----

Net asset value, end of period                               $13.590       $12.410     $11.010     $13.350    $12.280     $10.970
                                                             =======       =======     =======     =======    =======     =======

Total return(3)                                                17.17%        16.12%      30.30%      16.35%     15.35%      29.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $13,300       $ 7,297     $ 2,126      $2,359     $1,859     $   819
Ratio of expenses to average net assets                         1.76%         1.73%       1.67%       2.41%      2.38%       2.32%
Ratio of expenses to average net assets prior to expense
        limitation and expenses paid indirectly                 2.58%         2.61%       4.08%       3.23%      3.26%       4.73%
Ratio of net investment loss to average net assets             (0.17%)       (0.47%)     (0.69%)     (0.82%)    (1.12%)     (1.34%)
Ratio of net investment loss to average net assets prior to
        expense limitation and expenses paid indirectly        (0.99%)       (1.35%)     (3.10%)     (1.64%)    (2.00%)     (3.75%)
Portfolio turnover                                                42%           46%         40%         42%        46%         40%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                                                  (continued) 81

Financial highlights

Optimum Small Cap Value Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Class C                      Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year     8/1/03(1)     Year       Year      8/1/03(1)
                                                              Ended          Ended       to         Ended      Ended        to
                                                             3/31/06       3/31/05     3/31/04     3/31/06    3/31/05     3/31/04
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.280       $10.970     $ 8.500     $12.470    $11.040     $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                               (0.102)       (0.129)     (0.090)      0.023     (0.014)     (0.022)
Net realized and unrealized gain on investments                2.013         1.785       2.620       2.068      1.790       2.622
                                                               -----         -----       -----       -----      -----       -----
Total from investment operations                               1.911         1.656       2.530       2.091      1.776       2.600
                                                               -----         -----       -----       -----      -----       -----

Less dividends and distributions from:
Net realized gain on investments                              (0.841)       (0.346)     (0.060)     (0.841)    (0.346)     (0.060)
                                                              -------       -------     -------     -------    -------     -------
Total dividends and distributions                             (0.841)       (0.346)     (0.060)     (0.841)    (0.346)     (0.060)
                                                              -------       -------     -------     -------    -------     -------

Net asset value, end of period                               $13.350       $12.280     $10.970     $13.720    $12.470     $11.040
                                                             =======       =======     =======     =======    =======     =======

Total return(3)                                                16.35%        15.35%      29.83%      17.66%     16.35%      30.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $38,782       $23,869     $ 9,018     $54,803    $26,900     $ 9,262
Ratio of expenses to average net assets                         2.41%         2.38%       2.32%       1.41%      1.38%       1.32%
Ratio of expenses to average net assets prior to expense
        limitation and expenses paid indirectly                 3.23%         3.26%       4.73%       2.23%      2.26%       3.73%
Ratio of net investment income (loss) to average net assets    (0.82%)       (1.12%)     (1.34%)      0.18%     (0.12%)     (0.34%)
Ratio of net investment loss to average net assets prior to
        expense limitation and expenses paid indirectly        (1.64%)       (2.00%)     (3.75%)     (0.64%)    (1.00%)     (2.75%)
Portfolio turnover                                                42%           46%         40%         42%        46%         40%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to financial statements

Optimum Fund Trust
March 31, 2006

Optimum Fund Trust (the Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, and Optimum Small Cap Value Fund (each a Fund and collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A Shares are sold with a front-end sales charge of up to 5.75% for Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, Optimum Small Cap Value Fund and Optimum International Fund and 4.50% for Optimum Fixed Income Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale only to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trusts Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Funds custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates, from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

                                                                  (continued) 83

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other Expenses - common to all Funds within the Trust are allocated amongst the Funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Funds understanding of the applicable countrys tax rules and rates.

Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund and Optimum Small Cap Value Fund expect to declare and pay dividends from net investment income, if any, annually. Optimum Fixed Income Fund expects to declare and pay dividends from net investment income quarterly. Each Fund will declare and pay distributions from net realized gain on investments, if any, at least annually, and may distribute net capital gains twice a year. In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by a Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as expense paid indirectly.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trusts Board of Trustees, to select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Funds assets among one or more current or additional sub-advisers, and to monitor the sub-advisers compliance with the relevant Funds investment objective, policies and restrictions. DMC pays the sub-advisers out of its fees.

In accordance with the terms of the investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of a Fund:


Optimum Fixed Income Fund               0.7000% of assets up to $25 million
                                        0.6500% of assets from $25 million to $100 million
                                        0.6000% of assets over $100 million

Optimum International Fund              0.8750% of assets up to $50 million
                                        0.8000% of assets from $50 to 100 million
                                        0.7800% of assets from $100 to 300 million
                                        0.7650% of assets from $300 to 400 million
                                        0.7300% of assets over $400 million

Optimum Large Cap Growth Fund           0.8000% of assets up to $250 million
                                        0.7875% of assets from $250 million to $300 million
                                        0.7625% of assets from $300 million to $400 million
                                        0.7375% of assets from $400 million to $500 million
                                        0.7250% of assets over $500 million

84                                                                   (continued)

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)


Optimum Large Cap Value Fund            0.8000% of assets up to $100 million
                                        0.7375% of assets from $100 million to $250 million
                                        0.7125% of assets from $250 million to $500 million
                                        0.6875% of assets over $500 million

Optimum Small Cap Growth Fund           1.1000% of assets

Optimum Small Cap Value Fund            1.0500% of assets up to $75 million
                                        1.0250% of assets from $75 million to $150 million
                                        1.0000% of assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund - Aberdeen Asset Management Inc. (AAMI)*; Optimum International Fund - Mondrian Investment Partners Limited and Alliance Capital Management L.P.**; Optimum Large Cap Growth Fund - Marsico Capital Management, LLC (Marsico) and T. Rowe Price Associates, Inc.; Optimum Large Cap Value Fund - Massachusetts Financial Services Company and TCW Investment Management Company
(TCW)***; Optimum Small Cap Growth Fund - Columbia Wanger Asset Management, L.P. and Oberweis Asset Management, Inc.; and Optimum Small Cap Value Fund - Hotchkis and Wiley Capital Management, LLC, Delafield Asset Management (a division of Reich & Tang Asset Management, LLC), and The Killen Group, Inc. (Killen)****.

*Effective December 2, 2005, Aberdeen Asset Management Inc. replaced Deutsche Investment Management Americas Inc. as the Funds sub-advisor.

** Effective September 29, 2005, Alliance Capital Management L.P. replaced Marsico Capital Management, LLC as the sub-advisor for Optimum International Fund.

***Effective July 26, 2005, TCW replaced Morgan Stanley Investment Management Inc. as the sub-advisor for Optimum Large Cap Value Fund.

****Effective January 18, 2006, The Killen Group Inc. was added as one of three sub-advisors to the Fund.

For the year ended March 31, 2006, DMC paid the following subadvisory fees:


                                         Optimum            Optimum        Optimum        Optimum       Optimum        Optimum
                                      Fixed Income       International     Large Cap     Large Cap     Small Cap      Small Cap
                                          Fund                Fund        Growth Fund    Value Fund   Growth Fund     Value Fund
                                          ----                ----        -----------    ----------   -----------     ----------
                                        $957,748            $559,738      $1,958,735    $1,703,498      $641,752       $594,103

DMC has contractually agreed to waive that portion, if any, of its management fee and/or reimburse each Fund to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through August 1, 2006 as shown below:


                                         Optimum            Optimum        Optimum        Optimum       Optimum        Optimum
                                      Fixed Income       International     Large Cap     Large Cap     Small Cap      Small Cap
                                          Fund                Fund        Growth Fund    Value Fund   Growth Fund     Value Fund
                                          ----                ----        -----------    ----------   -----------     ----------
                                          0.90%               1.66%*         1.34%          1.20%        1.60%          1.41%

*Effective September 29, 2005, Alliance assumed the sub-advisory relationship from Marsico. Alliance did not charge DMC a sub-advisory fee until approved by the shareholders of Optimum International Fund on December 20, 2005. In the interim period, DMC waived a portion of the management fee equal to the fees which would have been paid to Marsico. This additional waiver was only in effect during the period Alliance provided sub-advisory services at no charge.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides the Trust with fund accounting, administrative, and transfer agency services pursuant to a Mutual Fund Services Agreement. For fund accounting services, the Trust pays DSC a fee at an annual rate of 0.04% of the Trusts total average daily net assets, plus out-of-pocket expenses, subject to certain minimums. DSC also provides the Trust with administrative services including financial and tax reporting, corporate governance, and preparation of materials and reports for the Board of Trustees. For administrative services, the Trust pays DSC a fee at an annual rate of 0.35% of the Trusts total average daily net assets, plus out-of-pocket expenses. DSC also serves as the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For such services, the Trust pays DSC a fee at an annual rate of 0.15% of the Trusts total average daily net assets, subject to certain minimums, plus out-of-pocket expenes.

Delaware Distributors, L.P. (DDLP), an affiliate of DMC, serves as the national distributor of each Funds shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plans, the Funds pay DDLP an annual fee of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. Institutional Class shares pay no distribution expenses.

                                                                  (continued) 85

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At March 31, 2006, each Fund had liabilities payable to affiliates as follows:


                                                Optimum         Optimum        Optimum        Optimum       Optimum        Optimum
                                             Fixed Income    International     Large Cap     Large Cap     Small Cap      Small Cap
                                                 Fund             Fund        Growth Fund    Value Fund   Growth Fund     Value Fund
                                                 ----             ----        -----------    ----------   -----------     ----------
Investment management fee payable to DMC        $ 52,445        $ 88,946       $ 277,174      $ 191,231     $ 47,262       $ 2,798
Dividend disbursing, transfer agent fees,
accounting and other expenses payable to DSC     263,249          97,849         272,173        255,213       62,611        59,604
Distribution fees payable to DDLP                180,345          68,515         160,325        159,778       35,303        37,907
Other expenses payable to DMC and affiliates*     20,888               -          26,474          6,932        6,136             -

*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, registration fees and trustees fees.

For the year ended March 31, 2006, DDLP received gross contingent deferred sales charge commissions on redemptions of the Funds Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.


                                       Contingent Deferred                                                     Contingent Deferred
                                     Sales Charge Commissions                                               Sales Charge Commissions
                                     ------------------------                                               ------------------------

Optimum Fixed Income Fund Class B             $23,817               Optimum Large Cap Value Fund Class B             $18,827
Optimum Fixed Income Fund Class C              45,641               Optimum Large Cap Value Fund Class C              30,804
Optimum International Fund Class B              7,617               Optimum Small Cap Growth Fund Class B              3,443
Optimum International Fund Class C             12,170               Optimum Small Cap Growth Fund Class C              6,560
Optimum Large Cap Growth Fund Class B          17,133               Optimum Small Cap Value Fund Class B               3,829
Optimum Large Cap Growth Fund Class C          32,436               Optimum Small Cap Value Fund Class C               6,096

DMC, DSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc., which is an indirect wholly owned subsidiary of Lincoln National Corporation.

Certain officers of DMC, DSC, and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                               Optimum         Optimum        Optimum        Optimum       Optimum        Optimum
                                             Fixed Income    International     Large Cap     Large Cap     Small Cap      Small Cap
                                                 Fund             Fund        Growth Fund    Value Fund   Growth Fund     Value Fund
                                                 ----             ----        -----------    ----------   -----------     ----------
Purchases other than U.S. government securities $1,016,950,052  $159,630,599  $412,338,496   $423,703,282  $72,685,104   $64,301,698
Purchases of U.S. government securities            540,222,151             -             -              -            -             -
Sales other than U.S. government securities        775,053,692    93,654,448   197,306,733    203,535,660   38,944,400    31,877,412
Sales of U.S. government securities                528,410,627             -             -              -            -             -

At March 31, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                Optimum         Optimum        Optimum        Optimum       Optimum        Optimum
                                             Fixed Income    International     Large Cap     Large Cap     Small Cap      Small Cap
                                                 Fund             Fund        Growth Fund    Value Fund   Growth Fund     Value Fund
                                                 ----             ----        -----------    ----------   -----------     ----------
Cost of investments                          $574,781,406     $167,080,885   $512,350,126   $518,203,825  $94,779,520   $95,345,504
                                             ============     ============   ============   ============  ===========   ============
Aggregate unrealized appreciation              $1,251,292     $ 30,620,886   $ 74,059,956   $ 45,046,693  $26,114,428   $16,675,214
Aggregate unrealized depreciation             (13,190,436)      (2,428,703)    (6,406,978)   (13,768,682)  (2,220,502)  (2,625,580)
                                             ------------     ------------   ------------   ------------  -----------   -----------
Net unrealized appreciation (depreciation)   $(11,939,144)    $ 28,192,183   $ 67,652,978   $ 31,278,011  $23,893,926   $ 14,049,634
                                             ============     ============   ============   ============  ===========   ============

86                                                                   (continued)

Notes to financial statements

Optimum Fund Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2006 and 2005 was as follows:

Year Ended March 31, 2006:

                                           Optimum         Optimum         Optimum          Optimum
                                         Fixed Income    International     Large Cap       Small Cap
                                            Fund             Fund         Value Fund      Value Fund
                                            ----             ----         ----------      ----------
Ordinary Income                         $14,192,009      $7,486,399       $12,984,026     $1,969,351
Long-Term Capital Gain                       83,542       2,390,303         8,465,166      3,601,664
                                        -----------      ----------       -----------     ----------
Total                                   $14,275,551      $9,876,702       $21,449,192     $5,571,015
                                        -----------      ----------       -----------     ----------

Year Ended March 31, 2005:

                                           Optimum         Optimum         Optimum          Optimum         Optimum
                                         Fixed Income    International    Large Cap        Small Cap       Small Cap
                                            Fund             Fund        Value Fund       Growth Fund     Value Fund
                                            ----             ----        ----------       -----------     ----------
Ordinary Income                         $6,647,568         $494,462        $2,367,284      $4,968        $  869,720
Long-Term Capital Gain                     156,496           45,179           130,522           -           156,474
                                        ----------         --------        ----------      ------        ----------
Total                                   $6,804,064         $539,641        $2,497,806      $4,968        $1,026,194
                                        ----------         --------        ----------      ------        ----------

Optimum Large Cap Growth Fund did not make any distributions in either year.Optimum Small Cap Growth Fund did not make any distributions during the year ended March 31, 2006.

As of March 31, 2006, the components of net assets on a tax basis were as follows:

                                           Optimum             Optimum             Optimum
                                         Fixed Income        International        Large Cap
                                            Fund                 Fund            Value Fund
                                            ----                 ----            ----------
Shares of beneficial interest           $564,292,554         $162,751,135       $503,186,041
Undistributed ordinary income              3,209,248            2,788,391          3,589,953
Undistributed long-term capital gain               -            1,682,024          4,001,447
Capital loss carryforward                   (611,531)                   -                  -
Post-October losses                       (1,501,236)                   -                  -
Post-October currency losses                       -                    -            (21,931)
Unrealized appreciation (depreciation) of
   investments and foreign currencies     (11,922,809)         28,180,341         67,651,363
                                          ------------         ----------         ----------
Net assets                              $ 553,466,226        $195,401,891       $578,406,873
                                        =============        ============       ============

                                         Optimum               Optimum             Optimum
                                        Large Cap             Small Cap           Small Cap
                                       Value Fund            Growth Fund         Value Fund
                                       ----------            -----------         ----------
Shares of beneficial interest         $500,595,764           $93,257,311        $92,853,232
Undistributed ordinary income            3,939,108                     -          1,220,773
Undistributed long-term capital gain     3,689,640             1,121,179          1,120,173
Unrealized appreciation of investments
   and foreign currencies               31,277,079            23,893,926         14,049,634
                                        ----------            ----------         ----------
Net assets                            $539,501,591          $118,272,416       $109,243,812
                                      ============          ============       ============

(continued) 87

Notes to financial statements

Optimum Fund Trust

4. Dividend and Distribution Information (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of contingent payment debt instruments, mark-to-market on futures contracts, forward foreign currency contracts and passive foreign investment companies.

Post-October losses and Post-October currency losses represent losses realized on investment and foreign currency transactions from November 1, 2005 through March 31, 2006 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, dividends and distributions, gain
(loss) on foreign currency transactions and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2006, the Funds recorded the following reclassifications:

                                                Optimum         Optimum        Optimum        Optimum       Optimum        Optimum
                                             Fixed Income    International     Large Cap     Large Cap     Small Cap      Small Cap
                                                 Fund             Fund        Growth Fund    Value Fund   Growth Fund     Value Fund
                                                 ----             ----        -----------    ----------   -----------     ----------
Undistributed (accumulated) net investment
income (loss)                                 $(352,300)        $(73,782)      $2,267,396      $(422)      $1,231,056      $219,797
Accumulated net realized gain (loss)            352,300           73,782           58,974        422                -      (219,797)
Paid-in capital                                       -                -       (2,326,370)         -       (1,231,056)            -

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards outstanding at March 31, 2006 will expire as follows:

                                   Year of Expiration
                                         2014
                                   ------------------
Optimum Fixed Income Fund              $611,531

In 2006, the Funds utilized capital loss carryforwards as follows:

                                    Capital Loss
                                    Carryforwards
                                      Utilized
                                      --------
Optimum Large Cap Growth Fund         $240,163
Optimum Small Cap Growth Fund          638,746

88                                                                   (continued)

Notes to financial statements

Optimum Fund Trust

5. Capital Shares
Transactions in capital shares were as follows:


                                                             Optimum                    Optimum                     Optimum
                                                           Fixed Income              International                 Large Cap
                                                              Fund                       Fund                     Growth  Fund
                                                       Year          Year          Year          Year          Year          Year
                                                      Ended         Ended         Ended         Ended         Ended         Ended
                                                     3/31/06       3/31/05       3/31/06       3/31/05       3/31/06       3/31/05
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
Class A                                             2,411,550     2,604,696      616,189      649,124      1,952,410      1,811,897
Class B                                               213,339       493,163       59,206      155,552        189,679        422,024
Class C                                             8,832,658     8,745,628    2,141,181    2,136,364      6,426,511      5,966,892
Institutional Class                                21,953,576    15,486,338    4,000,058    3,390,313     17,796,833     14,258,695
                                                   ----------    ----------    ---------    ---------     ----------     ----------
                                                   33,411,123    27,329,825    6,816,634    6,331,353     26,365,433     22,459,508
                                                   ----------    ----------    ---------    ---------     ----------     ----------
Shares issued upon reinvestment of
dividends and distributions:
Class A                                               147,102        84,653       87,398        6,568              -              -
Class B                                                22,744        22,307       20,671        2,694              -              -
Class C                                               441,733       282,189      290,252       23,074              -              -
Institutional Class                                   958,739       352,862      408,920       17,714              -              -
                                                      -------       -------      -------       ------              -              -
                                                    1,570,318       742,011      807,241       50,050              -              -
                                                    ---------       -------      -------       ------              -              -

Shares repurchased:
Class A                                              (808,521)     (292,493)    (169,365)     (69,596)      (475,458)      (167,095)
Class B                                              (119,376)      (48,904)     (27,724)     (17,567)       (60,469)       (29,466)
Class C                                            (1,982,783)     (807,764)    (440,893)    (171,311)    (1,106,014)      (428,897)
Institutional Class                                (4,702,334)   (1,098,366)    (817,720)    (510,431)    (2,937,531)      (804,930)
                                                   -----------   -----------    ---------    ---------    -----------      ---------
                                                   (7,613,014)   (2,247,527)  (1,455,702)    (768,905)    (4,579,472)    (1,430,388)
                                                   -----------   -----------  -----------    ---------    -----------    -----------
Net increase                                       27,368,427    25,824,309    6,168,173    5,612,498     21,785,961     21,029,120
                                                   ===========   ==========   ===========    =========     ==========    ==========

                                                Optimum                        Optimum                     Optimum
                                               Large Cap                     Small Cap                     Small Cap
                                              Value Fund                    Growth Fund                  Growth Fund

                                          Year          Year          Year          Year          Year          Year
                                         Ended         Ended         Ended         Ended         Ended         Ended
                                        3/31/06       3/31/05       3/31/06       3/31/05       3/31/06       3/31/05
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
Class A                                  1,801,005      1,745,346        412,930        369,365      485,960        435,139
Class B                                    177,930        402,786         29,986         77,974       28,191         79,351
Class C                                  6,073,885      5,763,734      1,087,467      1,116,607    1,059,341      1,191,177
Institutional Class                     16,691,580     11,651,128      2,503,167      2,602,503    2,111,147      1,898,666
                                        ----------     ----------     ----------     ----------   ----------     ----------
                                        24,744,400     19,562,994      4,033,550      4,166,449    3,684,639      3,604,333
                                        ----------     ----------     ----------     ----------   ----------     ----------
Shares issued upon reinvestment of
dividends and distributions:
Class A                                    177,086         25,981              -             42       54,964         10,324
Class B                                     37,795          7,883              -             18       11,351          3,579
Class C                                    555,895         77,527              -            154      169,791         37,840
Institutional Class                      1,169,476        124,785              -            226      207,166         34,839
                                        ----------     ----------     ----------     ----------   ----------     ----------
                                         1,940,252        236,176              -            440      443,272         86,582
                                        ----------     ----------     ----------     ----------   ----------     ----------
Shares repurchased:
Class A                                   (481,502)      (160,453)       (99,159)       (35,344)    (150,684)       (50,198)
Class B                                    (65,846)       (29,848)       (11,149)        (5,450)      (6,218)
Class C                                 (1,125,476)      (409,019)      (206,396)       (78,255)    (268,751)      (106,442)
Institutional Class                     (2,564,455)      (673,193)      (534,279)      (814,146)    (481,357)      (616,300)
                                        ----------     ----------     ----------     ----------   ----------     ----------
                                        (4,237,279)    (1,272,513)      (850,983)      (933,195)    (915,055)      (779,158)
                                        ----------     ----------     ----------     ----------   ----------     ----------
Net increase                            22,447,373     18,526,657      3,182,567      3,233,694    3,212,856      2,911,757
                                        ==========     ==========     ==========     ==========   ==========     ==========

                                                                  (continued) 89

Notes to financial statements

Optimum Fund Trust

6. Foreign Currency Exchange Contracts
The Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

7. Futures Contracts

The Optimum Fixed Income Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

8. Swap Agreements

The Optimum Fixed Income Fund may enter into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

9. Credit and Market Risk

Some countries in which the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a countrys balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by such Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

The Optimum Fixed Income Fund invests a portion of its assets in high-yield, fixed-income securities, which carry ratings of BB or lower by Standard & Poors Ratings Group and/or Ba or lower by Moodys Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

90                                                                  (continued)

Notes to financial statements

Optimum Fund Trust

9. Credit and Market Risk (continued)

The Optimum Fixed Income Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Funds yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Optimum Fixed Income Fund also invests in taxable municipal bonds.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of a Funds limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statements of Net Assets.

The Optimum Small Cap Growth Fund and Optimum Small Cap Value Fund invest a significant portion of their assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

10. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

                                                                (continued) 91

Notes to financial statements

Optimum Fund Trust

11. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2006, each Fund designates distributions paid during the year as follows:

                               (A)               (B)
                            Long-Term           Ordinary                           (C)
                           Capital Gains         Income            Total          Qualifying
                           Distributions     Distributions*   Distributions     Dividends(1)
                            (Tax Basis)      (Tax Basis)      (Tax Basis)

Optimum Fixed Income Fund       1%              99%                 100%               -
Optimum International Fund      24%             76%                 100%               -
Optimum Large Cap Value Fund    39%             61%                 100%              63%
Optimum Small Cap Value Fund    65%             35%                 100%               -

(A) and (B) are based on a percentage of each Funds total distributions.
(C) is based on a percentage of each Funds ordinary income distributions.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended March 31, 2006 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum of the following amounts to be taxed at a maximum rate of 15%. Complete information was computed and reported in conjunction with your 2005 or 2006 Form 1099-DIV, as applicable.

                              Maximum Amount to be
                         Taxed at a Maximum Rate of 15%
                         ------------------------------
Optimum Fixed Income Fund               $ 14,952
Optimum International Fund               848,302
Optimum Large Cap Value Fund           2,528,971

The Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $179,143. The gross foreign source income earned during the fiscal year 2006 by Optimum International Fund was $4,785,525. This amount may change depending on the tax laws of certain countries. Complete information will be computed and reported in conjunction with your 2005 or 2006 Form 1099-DIV, as applicable.

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees Optimum Fund Trust

We have audited the accompanying statements of net assets and statements of assets and liabilities of Optimum Fund Trust (comprising, respectively, the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small Cap Growth Fund, and Optimum Small Cap Value Fund (the Funds)) as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period August 1, 2003 (commencement of operations) through March 31, 2004. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the Funds custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Optimum Fund Trust at March 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period August 1, 2003 (commencement of operations) through March 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
May 12, 2006

Other fund information

Optimum Fund Trust

Proxy Results

The shareholders of Optimum Fund Trust (the "Trust") voted on the following proposals (as applicable) at the special meeting of shareholders on December 20, 2005, as adjourned. The description of each proposal and number of shares voted are as follows:

Optimum Large Cap Value Fund

1. To approve a new Sub-Advisory Agreement between Delaware Management Company, a series of Delaware Management Business Trust and the Funds investment manager, and TCW Investment Management Company ("TCW") under which TCW would serve as one of two sub-advisers to such Fund.

Affirmative      17,727,404.125
Against             305,364.000
Abstain             557,222.000

Optimum Small Cap Value Fund

2. To approve a new Sub-Advisory Agreement between Delaware Management Company, a series of Delaware Management Business Trust and the Funds investment manager, and The Killen Group, Inc. ("Killen") under which Killen would serve as one of three sub-advisers to such Fund.

Affirmative       3,218,386.253
Against              50,956.000
Abstain              91,085.000

Optimum International Fund

3. To approve a new Sub-Advisory Agreement between Delaware Management Company, a series of Delaware Management Business Trust and the Funds investment manager, and Alliance Capital Management L.P. ("Alliance") under which Alliance would serve as one of two sub-advisers to such Fund.

Affirmative       5,497,936.120
Against              88,063.000
Abstain             158,484.000

Optimum Fixed Income Fund

4. To approve a new Sub-Advisory Agreement between Delaware Management Company, a series of Delaware Management Business Trust and the Funds investment manager, and Aberdeen Asset Management Inc. ("AAMI") under which AAMI would serve as the Funds sub-adviser.

Affirmative      25,985,563.188
Against             401,413.000
Abstain             924,558.000

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

Optimum Fund Trust

Board of trustees and officers addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a funds business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

                                                                                                    Number of
                                                                                               Portfolios in Fund        Other
      Name,                                                                                    Complex(1) Overseen    Directorships
     Address                Position(s)       Length of         Principal Occupation(s)             by Trustee       Held by Trustee
     and Age             Held with Fund(s)   Time Served         During Past 5 Years                or Officer         or Officer
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
 Mark S. Casady(2)          Trustee           April 21,        Chairman, President, and                6                  None
2005 Market Street                             2003 to         Chief Executive Officer -
 Philadelphia, PA                              present          LPL Financial Services
     19103                                                         (2005 - Present)

     Age 45                                                  President and Chief Executive
                                                           Officer - LPL Financial Services
                                                                    (2004 - 2005)

                                                             President and Chief Operating
                                                           Officer - LPL Financial Services
                                                                    (2002 - 2004)

                                                                   Managing Director
                                                                  Scudder Investments
                                                                    (1994-2002)

------------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell(2)  Trustee, President  June 17, 2004         President, Global -                  6                  None
 2005 Market Street         and Chief        to present         Institutional Services,
  Philadelphia, PA      Executive Officer                    Delaware Investment Advisers
     19103                                                         (2003 - Present)

     Age 60                                                    Executive Vice President
                                                           Global Marketing & Client Serivces
                                                             Delaware Managment Company
                                                                   (1992 - Present)

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Nicholas D. Constan         Trustee         July 17, 2003         Adjunct Professor -                  6                  None
 2005 Market Street                          to present       University of Pennsylvania
  Philadelphia, PA                                                 (1972 - Present)
     19103

     Age 67

 William W. Hennig          Trustee         July 17, 2003         Private Investor                     6                  None
 2005 Market Street                          to present
  Philadelphia, PA
     19103

     Age 75

Durant Adams Hunter         Trustee         July 17, 2003     Principal-Ridgeway Partners              6                  None
 2005 Market Street                          to present         (Executive Recruiting)
  Philadelphia, PA                                                 (2004 - Present)
     19103
                                                               Chief Executive Officer
     Age 57                                                      Whitehead Mann Inc.
                                                               (Executive Recruiting)
                                                                   (1992 - 2003)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Number of
                                                                                                           Portfolios in Fund
      Name,                                                                                                Complex(1) Overseen
     Address                Position(s)            Length of               Principal Occupation(s)             by Trustee
     and Age             Held with Fund(s)        Time Served                During Past 5 Years               or Officer
-------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)
-------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Leibler           Trustee             July 17, 2003                   Chairman -                     6
2005 Market Street                                 to present              Boston Options Exchange
 Philadelphia, PA                                                              (2005 - Present)
     19103
                                                                       Chairman and Chief Executive
     Age 57                                                           Officer - Boston Stock Exchange
                                                                               (2001 - 2004)

                                                                          President and Chief Executive
                                                                    Officer - Liberty Financial Companies
                                                                            (Financial Services)
                                                                               (1995 - 2000)

Stephen Paul Mullin        Trustee and           July 17, 2003         President - Econsult Corporation         6
 2005 Market Street         Chairman               to present               (Economic Consulting)
 Philadelphia, PA                                                              (2000 - Present)
     19103

     Age 50

 Robert A. Rudell            Trustee             July 17, 2003                Private Investor                  6
2005 Market Street                                 to present                 (2002 - Present)
 Philadelphia, PA
     19103
                                                                       Chief Operating Officer - ZSI
     Age 57                                                                  (Asset Management)
                                                                               (1998 - 2002)




Jon Edward Socolofsky        Trustee             July 17, 2003                Private Investor                  6
2005 Market Street                                 to present                 (2002 - Present)
 Philadelphia, PA
     19103                                                                Senior Vice President -
                                                                            The Northern Trust
     Age 60                                                                    (Trust Bank)
                                                                               (1970 - 2001)
-------------------------------------------------------------------------------------------------------------------------------
Officers
-------------------------------------------------------------------------------------------------------------------------------
 Michael P. Bishof    Senior Vice President      July 17, 2003            Mr. Bishof has served in              6
2005 Market Street        and Treasurer            to present           various executive capacities
 Philadelphia, PA                                                          at different times at
     19103                                                                 Delaware Investments.

     Age 43

 David F. Connor          Vice President,     Vice President since         Mr. Connor has served as             6
2005 Market Street        Deputy General         July 17, 2003            Vice President and Deputy
 Philadelphia, PA     Counsel, and Secretary     and Secretary               General Counsel of
     19103                                           since             Delaware Investments since 2000.
                                                December 6, 2005

     Age 42

 David P. O'Connor    Senior Vice President,    October 25, 2005          Mr. O'Connor has served in            6
2005 Market Street       General Counsel,          to present            various executive and legal
 Philadelphia, PA           and Chief                                 capacities at different times at
     19103                Legal Officer                                     Delaware Investments.

     Age 40

   Richard Salus              Senior             January 1, 2006            Mr. Salus has served in             6
 2005 Market Street       Vice President           to present            various executive capacities
 Philadelphia, PA              and                                           at different times at
     19103                Chief Financial                                    Delaware Investments.
                             Officer
     Age 42
-------------------------------------------------------------------------------------------------------------------------------


                                   Other
      Name,                     Directorships
     Address                  Held by Trustee
     and Age                    or Officer
------------------------------------------------------------------
Independent Trustees (continued
------------------------------------------------------------------
Kenneth R. Leibler                      None
2005 Market Street
 Philadelphia, PA
     19103

     Age 57







Stephen Paul Mullin                     None
 2005 Market Street
 Philadelphia, PA
     19103

     Age 50

 Robert A. Rudell                    Director -
2005 Market Street            Medtox Scientific, Inc.
 Philadelphia, PA                  (Clinical Lab)
     19103                        (2002 - Present)

     Age 57                          Director -
                               Heartland Group, Inc.
                                  Famliy of Funds
                                  (3 mutual funds)
                                  (2005 - Present)

Jon Edward Socolofsky                   None
2005 Market Street
 Philadelphia, PA
     19103

     Age 60

------------------------------------------------------------------
Officers
------------------------------------------------------------------
 Michael P. Bishof                     None(3)
2005 Market Street
 Philadelphia, PA
     19103

     Age 43

 David F. Connor                       None(3)
2005 Market Street
 Philadelphia, PA
     19103


     Age 42

 David P. O'Connor                     None(3)
2005 Market Street
 Philadelphia, PA
     19103

     Age 40

   Richard Salus                       None(3)
 2005 Market Street
 Philadelphia, PA
     19103

     Age 42
------------------------------------------------------------------


(1)  The term "Fund Complex" refers to the Funds in the Optimum Fund Trust.

(2) "Interested persons" of the Funds by virtue of their executive and management positions or relationships with the Fund's service providers or sub-service providers. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust's manager, principal underwriter and service agent.

(3) Messrs Bishof, Connor, O'Connor and Salus also serve in similar capacities for the Delaware Investments Family of Funds, a fund complex also managed and distributed by Delaware Investments with 87 funds.

     The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Mark S. Casady
Chairman, President and
Chief Executive Officer
LPL Financial Services

John C.E. Campbell
Executive Vice President
Delaware Investments

Nicholas D. Constan
Adjunct Professor -
University of Pennsylvania

William W. Hennig
Private Investor

Durant Adams Hunter
Principal -
Ridgeway Partners

Kenneth R. Leibler
Chairman
Boston Options Exchange

Stephen Paul Mullin
Principal -
Econsult Corporation

Robert A. Rudell
Private Investor

Jon Edward Socolofsky
Private Investor


Affiliated Officers

Michael P. Bishof
Senior Vice President and Treasurer
Optimum Fund Trust
Philadelphia, PA

David F. Connor
Vice President, Deputy General Counsel
and Secretary
Optimum Fund Trust
Philadelphia, PA

David P. O'Connor
Senior Vice President,
General Counsel
and Chief Legal Officer
Optimum Fund Trust
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Optimum Fund Trust
Philadelphia, PA


Contact Information

Investment Manager
Delaware Management Company, a Series
of Delaware Management Business Trust
Philadelphia, PA

National Distributor
Delaware Distributors L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 914-0278

For Securities Dealers
and Financial Institutions
Representatives Only
800 362-7500

Web Site
www.optimummutualfunds.com


Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Forms N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 914-0278; (ii) on the Fund's Web site at http://www.optimummutualfunds.com ; and (iii) on the Commission's Web site at http://www.sec.gov. Each Funds Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.optimummutualfunds.com; and (ii) on the Commission's Web site at http://www.sec.gov.

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

[LOGO] Delaware
       Investments(R)
       -----------------------------------
       A member of Lincoln Financial Group

(440)                                                         Printed in the USA
AR-901 [3/06] CGI 5/06                                      ANN-0604-OPT PO10988

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at WWW.DELAWAREINVESTMENTS.COM. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e.   An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d.   Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Kenneth R. Leibler
     Robert A. Rudell
     Jon E. Socolofsky

Item 4. Principal Accountant Fees and Services

     (a)  Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $125,700 for the fiscal year ended March 31, 2006.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $102,100 for the fiscal year ended March 31, 2005.

     (b)  Audit-related fees.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $13,300 for the registrant's fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: preparation of report concerning transfer agents' system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0for the fiscal year ended March 31, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $12,600 for the registrant's fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: preparation of report concerning transfer agents' system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c)  Tax fees.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $21,900 for the fiscal year ended March 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $12,500 for the fiscal year ended March 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2005.

     (d)  All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended March 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended March 31, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended March 31, 2005.

     (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

     (f)  Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $212,460 and $239,134 for the registrant's fiscal years ended March 31, 2006 and March 31, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

     Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

     Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Optimum Fund Trust

         John C.E. Campbell
--------------------------------
By:      John C.E. Campbell
Title:   Chief Executive Officer
Date:    June 6, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         John C.E. Campbell
--------------------------------
By:      John C.E. Campbell
Title:   Chief Executive Officer
Date:    June 6, 2006

         Michael P. Bishof
--------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    June 6, 2006